[LOGO] STANDISH FUNDS(SM)

-----------------------------

The Standish Group of
Tax-Sensitive Equity and
Tax Exempt
Bond Funds

                                     Prospectus
                                     ..........

Standish Tax-Sensitive
Equity Fund

Standish Small
Capitalization Tax-
Sensitive Equity Fund

Standish Intermediate Tax
Exempt Bond Fund

Standish Massachusetts
Intermediate Tax Exempt
Bond Fund

-----------------------------

                                                                January 28, 1998

Standish Group of Tax-Sensitive Equity and Tax Exempt Bond Funds
--------------------------------------------------------------------------------

  The Standish Group of Tax-Sensitive and Tax Exempt Funds includes the Standish Tax-Sensitive Equity Fund ("Equity Fund"), Standish Small Cap Tax-Sensitive Equity Fund ("Small Cap Fund"), Standish Intermediate Tax Exempt Bond Fund ("Intermediate Tax Exempt Fund") and Standish Massachusetts Intermediate Tax Exempt Bond Fund ("Massachusetts Tax Exempt Fund"). Each Fund is organized as a separate diversified investment series of Standish, Ayer & Wood Investment Trust, an open end investment company (the "Trust"). Standish, Ayer & Wood, Inc. ("Standish" or the "Adviser") is the investment adviser to each Fund.

  Prospective investors can obtain more information about the Funds, including an application and Investor Guide, by calling Standish Fund Distributors, L.P. at (800) 729-0066.


  Standish's primary investment management and research focus is at the security and industry/sector level. Standish seeks to add value to each Fund's portfolio by selecting undervalued investments, rather than by varying the average maturity of a Fund's portfolio to reflect interest rate forecasts. Standish utilizes fundamental credit and sector valuation techniques to evaluate what it considers to be less efficient markets and sectors of the fixed income marketplace in an attempt to select securities with the potential for the highest return. Standish has been providing investment counseling to mutual funds, other institutional investors and high net worth individuals for more than sixty years. Standish offers a broad array of investment services that includes U.S., international and global management of fixed income and equity securities for mutual funds and separate accounts. Privately held by twenty-three employee/directors and headquartered in Boston, Massachusetts, the firm employs over eighty investment professionals with a total staff of more than two hundred.


  Investors may purchase shares of the Funds directly from the Trust's principal underwriter, Standish Fund Distributors, L.P. ("Standish Fund Distributors"), at the address and phone number listed above without a sales commission or other transaction charges. Unless waived by the Funds, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $10,000 for the Tax-Sensitive Funds and $5,000 for the Tax Exempt Funds.

  This Prospectus, dated January 28, 1998, sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. Additional information has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated January 28, 1998, as amended or supplemented from time to time. The Statement of Additional Information is incorporated by reference into this Prospectus and is available without charge upon request by calling (800) 729-0066.

  Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. An investment in shares of the Funds involves investment risks, including possible loss of principal.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  Shares of the Funds are not available for sale in every state. This Prospectus is not intended to be an offer to sell shares, nor may an offer to purchase shares be accepted from investors, in those states where shares of the Funds may not legally be sold. Contact Standish Fund Distributors to determine whether the Funds are available for sale in your state.

Standish Group of Tax-Sensitive
Equity and Tax Exempt Bond Funds                                January 28, 1998

Table of Contents
--------------------------------------------------------------------------------

Fund Comparison Highlights .................................................   2

Expense Information ........................................................   4

Financial Highlights .......................................................   5

Investment Objectives and Policies .........................................   9

  The Tax-Sensitive Funds ..................................................   9

  The Tax Exempt Funds .....................................................  10

  The Tax-Sensitive Equity Fund ............................................  10

  The Small Cap Tax-Sensitive Equity Fund ..................................  11

  The Intermediate Tax Exempt Bond Fund ....................................  11

  The Massachusetts Intermediate Tax Exempt Bond Fund ......................  12

Description of Securities and Related Risks ................................  12

Investment Techniques and Related Risks ....................................  16

Calculation of Performance Data ............................................  19

Dividends and Distributions ................................................  21

Purchase of Shares .........................................................  21

Net Asset Value ............................................................  22

Exchange of Shares .........................................................  22

Redemption of Shares .......................................................  22

Management .................................................................  23

Federal Income Taxes .......................................................  24

The Funds and Their Shares .................................................  26

Custodian, Transfer Agent and Dividend-Disbursing Agent ....................  26

Independent Accountants ....................................................  26

Legal Counsel ..............................................................  27

Tax Certification Instructions .............................................  27


Standish Group of Tax-Sensitive
Equity and Tax Exempt Bond Funds                                January 28, 1998

Fund Comparison Highlights
--------------------------------------------------------------------------------

   The following table highlights information contained in this Prospectus and is qualified in its entirety by the more detailed information contained within. For a complete description of each Fund's distinct investment objective and policies, see "Investment Objectives and Policies," "Description of Securities and Related Risks" and "Investment Techniques and Related Risks." There can be no assurance that a Fund's investment objective will be achieved.

--------------------------------------------------------------------------------------------
                      Tax-Sensitive Equity Fund          Small Cap Tax-Sensitive Equity Fund
--------------------------------------------------------------------------------------------
Investment            Maximize after-tax total           Maximize after-tax total return,
Objective             return, consisting of              consisting of long-term growth of
                      long-term growth of capital        capital with nominal current
                      with nominal current income,       income, through investment
                      through investment primarily       primarily in a diversified
                      in a diversified portfolio of      portfolio of equity securities of
                      equity securities of companies     small capitalization companies
                      that appear to be undervalued      that appear to be undervalued

Key Strategy          Employ various techniques to       Employ various techniques to seek
                      seek the highest long-term         the highest long-term total return
                      total return after considering     after considering the impact of
                      the impact of Federal and          Federal and state income taxes
                      state income taxes paid by         paid by shareholders on the Fund's
                      shareholders on the Fund's         distributions
                      distributions

Primary Types of      Emphasize stocks believed to       Emphasize rapidly growing, high
Obligations           offer above average potential      quality companies with market
                      for capital growth through the     capitalization's less than $1
                      use of statistical modeling        billion that are involved with
                      techniques and fundamental         value added products or services
                      analysis

Market                No limit; general range is         $1 billion or less at time of
Capitalization of     medium to large capitalization     purchase
Companies Focused
on by the Fund

Foreign Securities    Yes; no limit for securities       Yes; limited to 15% of total assets
                      listed on a U.S. exchange or
                      traded in the U.S. over-the-
                      counter ("OTC") market but
                      limited to 10% of total assets
                      for foreign securities which
                      are not so listed or traded


Benchmark Index       S&P 500                            Russell 2000 Growth

--------------------------------------------------------------------------------------------


Standish Group of Tax-Sensitive
Equity and Tax Exempt Bond Funds       2                        January 28, 1998

Fund Comparison Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                      Intermediate Tax Exempt Bond       Massachusetts Intermediate Tax
                      Fund                               Exempt Bond Fund

Investment            High level of interest income      High level of interest income
Objective             exempt from federal income         exempt from Massachusetts and
                      taxes, while seeking               Federal income taxes, while
                      preservation of capital            seeking preservation of capital
                      through investment in              through investment in investment
                      investment grade                   grade intermediate-term municipal
                      intermediate-term municipal        securities
                      securities

Primary Types of      Municipal securities of            Municipal securities of issuers
Obligations           states, territories and            located in Massachusetts and other
                      possessions of the United          qualifying issuers (including
                      States, and the District of        Puerto Rico, the U.S. Virgin
                      Columbia and their political       Islands and Guam) the interest on
                      subdivisions, agencies,            which is excluded from gross
                      authorities and                    income for Federal income tax
                      instrumentalities the interest     purposes and exempt from
                      on which is excluded from          Massachusetts personal income tax
                      gross income for Federal
                      income tax purposes

Credit Quality        Exclusively investment grade       Exclusively investment grade with
                      with an emphasis on high           an emphasis on high quality
                      quality

Below Investment      No                                 No
Grade

Average Effective     3-10 years                         3-10 years
Portfolio Maturity
(Dollar-Weighted)

Foreign Securities    No                                 No
Selected

Benchmark             Lehman Brothers State General      Lehman Brothers State General
                      Obligation Bond 3, 5, 7 and 10     Obligation Bond 3, 5, 7 and 10
                      Year Indices                       Year Indices
--------------------------------------------------------------------------------------------


Standish Group of Tax-Sensitive
Equity and Tax Exempt Bond Funds       3                        January 28, 1998

Expense Information
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                           Tax-Sensitive
                                                            Tax-Sensitive    Small Cap    Intermediate Tax    Massachusetts
                                                             Equity Fund    Equity Fund      Exempt Fund     Tax Exempt Fund
----------------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses
    Maximum Sales Load Imposed on Purchases                    None          None              None               None
    Maximum Sales Load Imposed on Reinvested Dividends         None          None              None               None
    Deferred Sales Load                                        None          None              None               None
    Redemption Fees                                            None          None              None               None
Annual Operating Expenses
(as a percentage of average net assets)
    Management Fees (after applicable limitation)*             0.00%         0.11%             0.31%              0.30%
    12b-1 Fees                                                 None          None              None               None
    Other Expenses (after expense limitation)*+                0.50%         0.64%             0.34%              0.35%
                                                            ------------  ------------    ----------------  ------------------
    Total Operating Expenses (after expense limitation) *      0.50%         0.75%             0.65%              0.65%
                                                            ============  ============    ================  ==================

  Total operating expenses are based on expenses for the fiscal year ended September 30, 1997.


* Standish has voluntarily agreed to limit each Fund's Total Operating Expenses (excluding brokerage commissions, taxes and extraordinary expenses) to the following percentages of average daily net assets: Equity Fund -- 0.50%; Small Cap Fund -- 0.75%; Intermediate Tax Exempt Fund -- 0.65%; and Massachusetts Tax Exempt Fund -- 0.65%. In the absence of such agreements, Management Fees, Other Expenses and Total Operating Expenses (as a percentage of average net assets) for the fiscal year ended September 30, 1997 would have been: Equity Fund -- 0.50%, 1.23% and 1.73%; Small Cap Fund -- 0.60%, 0.64% and 1.24%; Intermediate
Tax Exempt Fund -- 0.40%, 0.34% and 0.74%; and Massachusetts Tax Exempt Fund -- 0.40%, 0.35% and 0.75%. Standish may revise or discontinue these agreements at any time although it has no current intention to do so.

+ Other Expenses include custodian and transfer agent fees, registration costs, payments for insurance, and audit and legal fees.


--------------------------------------------------------------------------------
                                 Tax-Sensitive
                  Tax-Sensitive    Small Cap   Intermediate Tax   Massachusetts
                   Equity Fund    Equity Fund     Exempt Fund    Tax Exempt Fund
--------------------------------------------------------------------------------
After 1 Year           $5             $8             $7                 $7
After 3 Years           16             24             21                 21
After 5 Years           28             42             36                 36
After 10 Years          63             93             81                 81

  The purpose of the above table is to assist investors in understanding the various costs and expenses that an investor in each Fund will bear directly or indirectly. The example is included solely for illustrative purpose and should not be considered a representation of future performance of expenses. Actual expenses may be more or less than those shown. See "Management" for additional information about each Fund's expenses.


Standish Group of Tax-Sensitive
Equity and Tax Exempt Bond Funds       4                        January 28, 1998

Financial Highlights
--------------------------------------------------------------------------------

  The financial highlights for the periods after 1992 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose reports, together with the Financial Statements of the Funds, are incorporated into the Statement of Additional Information. Financial highlights for prior periods were audited by other independent accountants. The Funds' annual reports, which contain additional information about the Funds' performance, may be obtained from Standish Fund Distributors without charge.

---------------------------------------------------------------------------------------------------
Tax-Sensitive Equity Fund
                                                                                  For the Period
                                                                                 January 2, 1996
                                                                Fiscal Year      (commencement of
                                                                   Ended          operations) to
                                                               September 30,      September 30,
                                                                 1997**                1996
---------------------------------------------------------------------------------------------------
Net asset value - beginning of period                            $23.60              $20.00
                                                             ----------------   -------------------
Income from investment operations
   Net investment income*                                         $0.39               $0.28
   Net realized and unrealized gain (loss)                        11.58                3.50
                                                             ----------------   -------------------
   Total from investment operations                              $11.97               $3.78
                                                             ----------------   -------------------
Less distributions declared to shareholders
   From net investment income                                     (0.33)              (0.18)

   Net asset value - end of period                               $35.24              $23.60
                                                             ================   ===================

Total return(1)                                                   51.19%              18.97%
Ratios (to average daily net assets)/Supplemental Data
   Net assets at end of period (000 omitted)                    $12,819              $2,843
   Expenses*                                                       0.20%               0.00%
   Net investment income*                                          1.31%               2.27%

   Portfolio turnover                                                25%                 17%
   Average broker commission paid per share                     $0.0497             $0.0419

----------
** Calculated based on average shares outstanding.

* The Adviser voluntarily did not impose some or all of its investment advisory fee and limited the Fund's expenses. Had these actions not been undertaken, the net investment income per share and the ratios would have been:

   Net Investment Income per share                                $0.04              ($0.36)
   Ratios (to average net assets)
   Expenses                                                        1.73%               5.15%t
   Net Investment Income                                          (0.22%)             (2.88%)t

 t Computed on an annualized basis.

(1) The Fund's performance benchmark is the S&P 500 Index. See "Calculation of Performance Data" for a description of this index. The average annual total return of this index for each year since the Fund's inception was as follows (this total return information is not audited):


---------------------------------------------------------------------------------------------------
Total Return:                                                     1997                 1996
---------------------------------------------------------------------------------------------------
   S&P 500                                                       33.36%               22.96%



Standish Group of Tax-Sensitive
Equity and Tax Exempt Bond Funds       5                        January 28, 1998

Financial Highlights
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Small Cap Tax-Sensitive Equity Fund
                                                                                For the Period
                                                                                January 2, 1996
                                                                 Fiscal Year   (commencement of
                                                                    Ended       operations) to
                                                                September 30,    September 30,
                                                                    1997             1996
-------------------------------------------------------------------------------------------------
Net asset value - beginning of period                              $23.57           $20.00
                                                               --------------- ------------------
Income from investment operations
   Net investment income*                                           $0.02            $0.04
   Net realized and unrealized gain (loss)                           9.05             3.55
                                                               --------------- ------------------
   Total from investment operations                                 $9.07            $3.59
                                                               --------------- ------------------
Less distributions declared to shareholders
   From net investment income                                       (0.03)           (0.02)

   Net asset value - end of period                                 $32.61           $23.57
                                                               =============== ==================

Total return(1)                                                     38.50%           17.95%
Ratios (to average daily net assets)/Supplemental Data
   Net assets at end of period (000 omitted)                      $32,761           $6,896
   Expenses*                                                         0.21%            0.00%
   Net investment income*                                            0.08%            0.41%

   Portfolio turnover                                                 102%              57%
   Average broker commission paid per share                       $0.0429          $0.1058

----------
* The Adviser voluntarily did not impose some or all of its investment advisory fee and limited the Fund's expenses. Had these actions not been undertaken, the net investment income per share and the ratios would have been:

   Net Investment Income per share                                ($0.16)          ($0.28)
   Ratios (to average net assets)
   Expenses                                                         1.24%            3.45%t
   Net Investment Income                                           (0.95%)          (3.04%)t

 t Computed on an annualized basis.

(1) The Fund's performance benchmark is the Russell 2000 Growth Index. See "Calculation of Performance Data" for a description of this index. The average annual total return of this index for each year since the Fund's inception was as follows (this total return information is not audited):


-------------------------------------------------------------------------------------------------
Total Return:                                                       1997             1996
-------------------------------------------------------------------------------------------------
   Russell 2000 Growth Index                                       12.94%           11.26%



Standish Group of Tax-Sensitive
Equity and Tax Exempt Bond Funds       6                        January 28, 1998

Financial Highlights
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund
                                                                                                                    For the Period
                                                                                                                   November 2, 1992
                                                 Fiscal Year     Nine Months               Fiscal Year                 (start of
                                                    Ended           Ended                     Ended                  business) to
                                                September 30,   September 30,              December 31,              December 31,
                                                   1997            1996           1995        1994          1993         1992*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period             $21.12          $21.40         $19.91      $21.44        $20.42       $20.00
                                                ------------  ---------------  ---------  --------------  -------  -----------------
Income from investment operations
   Net investment income**                         $1.01          $0.79          $0.98        $0.95        $0.93         $0.14
   Net realized and unrealized gain (loss)         0.74           (0.28)          1.49       (1.51)         1.24         0.42
                                                ------------  ---------------  ---------  --------------  -------  -----------------
   Total from investment operations                $1.75          $0.51          $2.47       ($0.56)       $2.17         $0.56
                                                ------------  ---------------  ---------  --------------  -------  -----------------
Less distributions declared to shareholders
   From net investment income                     (1.01)          (0.79)         (0.98)      (0.95)        (0.93)       (0.14)
   From realized gain on investments              (0.08)          -----          -----       (0.02)        (0.22)        -----
                                                ------------  ---------------  ---------  --------------  -------  -----------------
   Total distributions declared to shareholders   (1.09)          (0.79)        ($0.98)      ($0.97)      ($1.15)       ($0.14)
                                                ------------  ---------------  ---------  --------------  -------  -----------------

   Net asset value - end of period                $21.78          $21.12         $21.40      $19.91        $21.44       $20.42
                                                ============  ===============  =========  ==============  =======  =================

Total return(1)                                    8.27%          2.43%          12.65%      ($2.68)       10.78%       17.02%t
Ratios (to average daily net assets)/
  Supplemental Data
   Net assets at end of period (000 omitted)      $52,723        $34,843        $32,865      $20,514      $17,132       $5,577
   Expenses**                                      0.65%          0.65%t         0.65%       -0.65%        0.65%         .65%t
   Net investment income**                         4.74%          4.99%t         4.75%        4.62%        4.36%        4.16%t

   Portfolio turnover                             0.23%x          0.43%x          140%        157%          126%          62%

----------
** The Adviser voluntarily did not impose a portion of its investment advisory fee. If this reduction had not been undertaken, the net investment income per share and the ratios would have been:

   Net Investment Income per share                 $0.99          $0.76          $0.95        $0.90        $0.85         $0.12
   Ratios (to average net assets)
   Expenses                                        0.74%          .82%t          0.79%        0.89%        1.15%        1.47%t
   Net Investment Income                           4.65%          4.82%t         4.61%        4.38%        3.86%        3.34%t

 * Audited by other auditors.

 t Computed on an annualized basis.

 x Commencing in fiscal 1996, securities which are puttable daily have been excluded from the portfolio turnover calculations.

(1) The Fund's performance benchmark is the Lehman Muni 3-5-7-10 Index. See "Calculation of Performance Data" for a description of this index. The average annual total return of this index for each year since the Fund's inception was as follows (this total return information is not audited):


------------------------------------------------------------------------------------------------------------------------------------
Total Return:                                      1997            1996           1995         1994         1993         1992
------------------------------------------------------------------------------------------------------------------------------------
   Lehman Muni 3-5-7-10 Index                      7.19%          4.40%          12.93%       (2.05%)      9.56%         2.14%



Standish Group of Tax-Sensitive
Equity and Tax Exempt Bond Funds       7                        January 28, 1998

Financial Highlights
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Massachusetts Intermediate Tax Exempt Bond Fund
                                                                                                                     For the Period
                                                                                                                       November 2,
                                                   Fiscal Year     Nine Months               Fiscal Year            1992 (start of
                                                      Ended           Ended                     Ended                business) to
                                                  September 30,   September 30,             December 31,             December 31,
                                                      1997            1996         1995        1994         1993         1992*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period                $20.63          $21.02       $19.55      $21.31       $20.32       $20.00
                                                 --------------  --------------  --------  -------------  --------  ----------------
Income from investment operations
   Net investment income**                           $0.97           $0.74        $0.94        $0.94        $0.92        $0.13
   Net realized and unrealized gain (loss)            0.55           (0.39)        1.47       (1.75)        1.13         0.32
                                                 --------------  --------------  --------  -------------  --------  ----------------
   Total from investment operations                  $1.52           $0.35        $2.41       ($0.81)       $2.05        $0.45
                                                 --------------  --------------  --------  -------------  --------  ----------------
Less distributions declared to shareholders
   From net investment income                        (0.97)          (0.74)       (0.94)      (0.94)       (0.92)       (0.13)
   From realized gain on investments                 -----           -----        -----       (0.01)       (0.14)        -----
                                                 --------------  --------------  --------  -------------  --------  ----------------
   Total distributions declared to shareholders      (0.97)          (0.74)      ($0.94)      ($0.95)      ($1.06)      ($0.13)
                                                 --------------  --------------  --------  -------------  --------  ----------------

   Net asset value - end of period                   $21.18          $20.63       $21.02      $19.55       $21.31       $20.32
                                                 ==============  ==============  ========  =============  ========  ================

Total return1                                        7.55%           1.70%        12.64%      ($3.84)      10.24%       13.85%t
Ratios (to average daily net assets)/
Supplemental Data
   Net assets at end of period (000 omitted)        $38,401         $32,136      $32,565      $27,776      $29,627      $6,537
   Expenses**                                        0.65%           .65%t        0.65%        0.65%        0.65%        .65%t
   Net investment income**                           4.67%           4.78%t       4.71%        4.67%        4.35%       4.05%t

   Portfolio turnover                                 25%x            35%x         77%          84%          94%          31%

----------------
** The Adviser voluntarily did not impose a portion of its investment advisory fee and limited the Fund's expenses. Had these actions not been undertaken, the net investment income per share and the ratios would have been:

   Net Investment Income per share                  $0.95           $0.72        $0.95        $0.91        $0.86        $0.11
   Ratios (to average net assets)
   Expenses                                         0.75%           .73%t        0.72%        0.78%        0.95%        1.37%t
   Net Investment Income                            4.57%           4.07%t       4.64%        4.54%        4.05%        3.33%t

 * Audited by other auditors.

 t Computed on an annualized basis.

 x Commencing in fiscal 1996, securities which are puttable daily have been excluded from the portfolio turnover calculations.

(1) The Fund's performance benchmark is the Lehman Muni 3-5-7-10 Index. See "Calculation of Performance Data" for a description of this index. The average annual total return of this index for each year since the Fund's inception was as follows (this total return information is not audited):


------------------------------------------------------------------------------------------------------------------------------------
Total Return:                                       1997            1996         1995         1994         1993         1992
------------------------------------------------------------------------------------------------------------------------------------
   Lehman Muni 3-5-7-10 Index                       7.19%           4.40%        12.93%       (2.05%)      9.56%        2.14%



Standish Group of Tax-Sensitive
Equity and Tax Exempt Bond Funds       8                        January 28, 1998

Investment Objectives and Policies
--------------------------------------------------------------------------------

Investment Strategy for the Tax-Sensitive Funds

  The Tax-Sensitive Equity Fund and the Small Cap Tax-Sensitive Equity Fund (the "Tax-Sensitive Funds") are designed for investors in the upper federal income tax brackets who seek the highest long-term after-tax total return.

  The Taxpayer Relief Act of 1997 (the "Act") was recently enacted into law and establishes different maximum rates of taxation for individuals on long-term capital gains. Prior to the Act, long-term capital gains distributed to individuals by mutual funds or recognized upon the sale of fund shares were taxed at federal tax rates of up to 28%. Subject to future legislative or regulatory developments, such gains recognized currently should generally be taxable to individual upper-bracket investors at the maximum federal tax rates of either (i) 28% if the assets were held for more than one year but not more than 18 months or (ii) 20% if the assets were held more than 18 months. Taxable dividends from any source other than long-term capital gains distributed to individuals by mutual funds continue to be taxable as ordinary income, at federal income tax rates of up to 39.6%, and the effective tax rate may be higher due to limitations at higher income levels on allowable deductions and exemptions. Taxable dividends from any source, including long-term capital gains, distributed to corporations by mutual funds are currently taxed at federal income tax rates of up to 35%. Additionally, state taxes on mutual fund distributions reduce after-tax returns. Shareholders should consult their own tax advisers about the effects of the Act in light of their particular circumstances.

  The Tax-Sensitive Funds employ various techniques to seek the highest long-term total return after considering the impact of federal and state income taxes (but not the tax laws or requirements of any particular state) paid by shareholders on the Funds' distributions.

  The Tax-Sensitive Funds seek to minimize, to the extent practicable, taxable dividend income by emphasizing securities with low dividend yields and minimizing investments in income producing obligations. The Tax-Sensitive Funds also intend to be substantially fully invested in equity investments.

  When selling portfolio securities, each Tax-Sensitive Fund will generally select (i) the highest cost shares of the specific security in order to reduce, to the extent practicable, the realization of capital gains, particularly short-term capital gains, and/or (ii) if gains will be realized, shares of the specific security with holding periods longer than 18 months (if any) when appropriate in order to allow individual investors in the Tax-Sensitive Funds to benefit from the lower capital gains tax rate. Additionally, each Tax-Sensitive Fund may, in furtherance of its investment objective, sell portfolio securities in order to realize capital losses. Realized capital losses can be used to offset realized capital gains, thus reducing the amount of capital gains a Fund will distribute.

  The Equity Fund intends to have relatively low annual portfolio turnover rates under normal circumstances. For noncorporate taxpayers in the highest tax brackets, ordinary income is taxed at a higher tax rate than capital gains on securities held for more than one year ("long-term capital gains"), as described above. Net long-term capital gains in excess of net short-term capital loss realized and distributed by the Tax-Sensitive Funds is treated by shareholders as long-term capital gains taxable at the maximum rates described above for federal income tax purposes. Therefore, the Equity Fund intends, when practicable and prudent, to hold appreciated portfolio securities for more than one year, and for more than 18 months where appropriate in light of investment considerations. The purpose of this strategy is to reduce the realization and, therefore, the distribution to shareholders of short-term capital gains which are taxable to them as ordinary income and to seek to maximize the portion of its distributions of long-term capital gains qualified for the most favorable tax rate. Because of the nature of the securities of small capitalization companies in which the Small Cap Fund will primarily invest (including those issued in initial public offerings), the Small Cap Fund does not place any restrictions on portfolio turnover and may, from time to time, have a high portfolio turnover rate. This policy may have the effect of causing the Small Cap Fund to realize and, therefore, distribute short-term capital gains which are taxable to shareholders as ordinary income.

  Although the Tax-Sensitive Funds expect that they will generally use some or all of the foregoing management techniques in considering the impact of federal and state income taxes on a shareholder's investment returns, portfolio management decisions may be made based on other criteria in particular cases (i.e., where warranted by actual or anticipated economic, market or issuer-specific developments). The Tax-Sensitive Funds may also from time to time employ investment management techniques that produce taxable ordinary income. For example, a particular security may be sold, even though a Fund may realize a short-term capital gain, if the value of that security is believed to have peaked or is anticipated to decline before the Fund would have held it for the long-term holding period. Similarly, a Fund may from time to time be required to sell securities it would otherwise have continued to hold in order to generate cash to pay expenses or satisfy shareholder redemption requests. Further, certain equity securities and debt obligations in which the Tax-Sensitive Funds will invest will produce ordinary taxable income on a regular basis. While the Tax-Sensitive Funds are managed to consider the impact of federal and state taxes on shareholders' investment returns, neither Tax-Sensitive Fund will be managed considering any particular state's tax laws.

  While attempting to reduce the impact of federal and state income taxes paid by shareholders on Fund distributions, each Tax-Sensitive Fund will follow a disciplined investment strategy, emphasizing stocks that the Adviser believes to offer above average potential for capital growth while offering low dividend


Standish Group of Tax-Sensitive
Equity and Tax Exempt Bond Funds       9                        January 28, 1998
yields. Although the precise application of the discipline will vary according to market conditions, the Adviser intends to use statistical modeling techniques that utilize stock specific factors, such as current price earnings ratios, stability of earnings growth, forecasted changes in earnings growth, trends in consensus analysts' estimates, and measures of earnings results relative to expectations, to identify equity securities that are attractive as purchase candidates. Once identified, these securities will be subject to further fundamental analysis by the Adviser's professional staff before they are included in a Fund's holdings. Securities selected for inclusion in a Fund's portfolio will represent various industries and sectors.

  Equity Securities. The equity and equity-related securities in which each Tax-Sensitive Fund invests consist of exchange-traded and OTC common and preferred stocks, but may also include warrants, rights, convertible securities, depositary receipts, depositary shares, trust certificates, shares of other investment companies and real estate investment trusts ("REITs"), limited partnership interests and equity participations (collectively, "equity securities").

Investment Strategy for the Tax Exempt Funds

  The Intermediate Tax Exempt Bond Fund and the Massachusetts Intermediate Tax Exempt Bond Fund (the "Tax Exempt Funds") are designed for investors in the upper federal income tax brackets who are seeking a higher level of federally tax free income and, in the case of Massachusetts Intermediate Tax Exempt Bond Fund, Massachusetts tax-free income than is normally provided by short-term tax exempt investments, and more price stability than investments in long-term municipal bonds.

  Standish's primary investment management and research focus is at the security and industry/sector level. Standish seeks to add value to each Tax Exempt Fund's portfolio by selecting under-valued investments, rather than by varying the average maturity of a Fund's portfolio to reflect interest rate forecasts. Standish utilizes fundamental credit and sector valuation techniques to evaluate what it considers to be less efficient markets and sectors of the municipal securities marketplace in an attempt to select securities with the potential for the highest return.

  Maturity. Although each Tax Exempt Fund may invest in municipal securities of any maturity, the Funds intend to emphasize intermediate-term municipal securities. Under normal market conditions, each Tax Exempt Fund's average dollar-weighted effective portfolio maturity will vary from three to ten years. However, the Tax Exempt Funds may purchase individual securities with effective maturities that are outside of this range. A mutual fund with an average portfolio maturity longer than that of the Tax Exempt Funds will tend to have a higher yield, but will generally exhibit greater share price volatility. Conversely, a mutual fund with a shorter-term maturity will generally have a lower yield, but will generally offer more price stability.

  Credit Quality. Although each Tax Exempt Fund invests primarily in municipal securities that are considered investment grade at the time of purchase, the Funds intend to emphasize high quality municipal bonds. The Tax Exempt Funds' emphasis on high quality securities is expected to reduce their share price volatility. Because the Funds hold investment grade municipal securities, the income earned on shares of the Funds will tend to be less than it might be on a portfolio emphasizing lower quality securities. Investment grade municipal securities are those that are rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("Standard & Poor's"), Duff and Phelps ("Duff") or Fitch Investors Service, Inc. ("Fitch") or, if unrated, determined by Standish to be of comparable credit quality. High grade municipal securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa or A by Moody's or AAA, AA or A by Standard & Poor's, Duff or Fitch) or, if unrated, determined by Standish to be of comparable credit quality. The Fund also may invest in municipal notes rated at least MIG-1 or MIG-2 by Moody's or at least SP-1 or SP-2 by Standard & Poor's or, if unrated, determined by Standish to be of comparable credit quality. If a security is rated differently by two or more rating agencies, Standish uses the highest rating to compute a Fund's credit quality and also to determine the security's rating category. If the rating of a security held by a Tax Exempt Fund is downgraded below investment grade, Standish will determine whether to retain that security in the Fund's portfolio. Securities rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities.

                                      * * *

  Each Fund's specific investment objective and policies are set forth below and will assist the investor in differentiating each Fund's unique characteristics. Because of the uncertainty inherent in all investments, no assurance can be given that a Fund will achieve its investment objective. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

The Tax-Sensitive Equity Fund

  Investment Objective. The Equity Fund's investment objective is to maximize after-tax total return, consisting of long-term growth of capital with nominal current income, through investment primarily in equity securities of companies that appear to be undervalued.

  Principal Investments. Under normal circumstances, at least 80% of the Equity Fund's total assets are invested in equity and equity-related securities.

  Other Investments. The Equity Fund may invest in equity securities of foreign issuers that are listed on a U.S. securities exchange or traded in the U.S. OTC market, but will not invest more than 10% of its total assets in such securities that are not so listed or traded. The Fund currently intends to limit its investments in foreign securities to those that are denominated or quoted in U.S. dollars.

  Although the Equity Fund will prefer long-term capital gains to taxable dividend income and interest income, the Fund may to a limited extent invest in debt securities and preferred stocks


Standish Group of Tax-Sensitive
Equity and Tax Exempt Bond Funds       10                       January 28, 1998
that are convertible into, or exchangeable for, common stocks. Generally, such securities will be rated, at the time of investment, Aaa, Aa or A by Moody's or AAA, AA or A by Standard & Poor's, Duff or Fitch or, if unrated, will be determined by the Adviser to be of comparable credit quality. Up to 5% of the Fund's total assets invested in convertible debt securities and preferred stocks may be rated, at the time of investment, Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch or, if unrated, determined by Standish to be of comparable credit quality. As a temporary matter and for defensive purposes, the Fund may purchase investment grade short-term debt securities, the amount of which will depend on market conditions and the needs of the Fund.

  The Equity Fund may enter into repurchase agreements, engage in short selling and invest in restricted and illiquid securities, although it intends to invest in restricted and illiquid securities on an occasional basis only. The Fund may purchase and sell put and call options, enter into futures contracts, purchase and sell options on such futures contracts and engage in currency transactions. These techniques may produce taxable ordinary income (or loss) and/or short-term or long-term capital gains (or losses). The Fund will attempt to reduce risk by diversifying its investments within the investment policy set forth above. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

The Small Cap Tax-Sensitive Equity Fund

  Investment Objective. The Small Cap Fund's investment objective is to maximize after-tax total return, consisting of long-term growth of capital with nominal current income, through investment primarily in equity securities of small capitalization companies that appear to be undervalued.

  Principal Investments. Under normal circumstances, at least 80% of the Small Cap Fund's total assets are invested in equity and equity-related securities of small capitalization companies. The Small Cap Fund will focus its investments in small capitalization companies that have market capitalizations less than $1 billion. When Standish believes that securities of small capitalization companies are over-valued, the Small Cap Fund may invest in securities of larger, more mature companies, provided that such investments do not exceed 20% of the Fund's total assets. The Small Cap Fund may participate in initial public offerings for previously privately held companies which are expected to have market capitalizations less than $1 billion after the consummation of the offering, and whose securities are expected to be liquid after the offering. Companies with small market capitalizations may have more limited operating histories and/or less experienced management than larger capitalization companies and investment in such companies may pose additional risks.

  Other Investments. The Small Cap Fund may invest up to 15% of its total assets in equity securities of foreign issuers, including issuers located in emerging markets. As a temporary matter and for defensive purposes, the Fund may purchase investment grade short-term debt securities, the amount of which will depend on market conditions and the needs of the Fund.

  The Small Cap Fund may enter into repurchase agreements, engage in short selling and invest in restricted and illiquid securities, although it intends to invest in restricted and illiquid securities on an occasional basis only. The Small Cap Fund may purchase and sell put and call options, enter into futures contracts, purchase and sell options on such futures contracts and engage in currency transactions. These techniques may produce taxable ordinary income (or loss) and/or short-term or long-term capital gains (or losses). The Fund will attempt to reduce risk by diversifying its investments within the investment policy set forth above. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

The Intermediate Tax Exempt Bond Fund

  Investment Objective. The Intermediate Tax Exempt Fund's investment objective is to provide a high level of interest income exempt from federal income taxes, while seeking preservation of shareholders' capital, through investing the Fund's assets primarily in investment grade intermediate-term municipal securities. The investment objective of the Fund is a fundamental policy that may not be changed without shareholder approval.

  Principal Investments. Under normal market conditions, substantially all and at least 80% of the Intermediate Tax Exempt Fund's net assets are invested in a diversified portfolio of municipal securities which are obligations issued by or on behalf of states, territories and possessions (including Puerto Rico, the U.S. Virgin Islands and Guam) of the United States, and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for federal income tax purposes. Also under normal market conditions, at least 65% of the Fund's net assets are invested in municipal bonds. These two investment policies of the Fund are fundamental and may not be changed without shareholder approval.

  Maturity. Under normal market conditions, the Intermediate Tax Exempt Fund's dollar-weighted average portfolio maturity will vary from three to ten years.

  Credit Quality. Although the Intermediate Tax Exempt Fund invests exclusively in investment grade municipal securities, it intends to emphasize high quality municipal securities.

  Other Investments. Although as a matter of fundamental policy it is authorized to do so, the Intermediate Tax Exempt Fund does not expect to invest more than 25% of its total assets in any one of the following sectors of the municipal securities market: hospitals, ports, airports, colleges and universities, turnpikes and toll roads, housing bonds, lease rental bonds, industrial revenue bonds or pollution control bonds. For the purposes of this limitation, securities whose credit is enhanced by bond insurance, letters of credit or other means are not considered to belong to a particular sector.

  Under normal market conditions, the Fund may invest up to 20% of its net assets in taxable, fixed income securities (i.e., when there is a yield disparity between taxable and municipal


Standish Group of Tax-Sensitive
Equity and Tax Exempt Bond Funds       11                       January 28, 1998
securities on an after-tax basis which is favorable for taxable investments). The Fund's taxable investments will generally be of comparable credit quality and maturity to the municipal securities in which the Fund invests and will be limited primarily to obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; investment grade corporate debt securities; prime commercial paper; certain certificates of deposit of domestic banks; and repurchase agreements, secured by U.S. Government securities, with maturities not in excess of seven days. As a temporary matter and for defensive purposes, the Fund may purchase taxable, fixed income obligations in excess of 20% of its net assets, the amount of which will depend on market conditions and the needs of the Fund. To the extent that income dividends include income from taxable sources, a portion of a shareholder's dividend income will be taxable. See "Federal Income Taxes" in this Prospectus.

  The Intermediate Tax Exempt Fund may purchase and sell put and call options, enter into futures contracts, purchase and sell options on such future contracts, enter into various interest rate transactions such as swaps, caps, floors and collars, purchase securities on a forward commitment, when issued or delayed delivery basis and enter into repurchase agreements.

The Massachusetts Intermediate Tax Exempt Bond Fund

  Investment Objective. The Massachusetts Tax Exempt Fund's investment objective is to provide a high level of interest income exempt from Massachusetts and federal income taxes, while seeking preservation of shareholders' capital, through investing the Fund's assets in investment grade intermediate-term municipal securities. The investment objective of the Fund is a fundamental policy that may not be changed without shareholder approval.

  Principal Investments. Under normal market conditions, substantially all and at least 80% of the Massachusetts Tax Exempt Fund's net assets are invested in a non-diversified portfolio of municipal securities of issuers located in Massachusetts and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam), the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for federal income tax purposes and is exempt from Massachusetts personal income tax ("Massachusetts Municipal Securities"). Also under normal market conditions, at least 65% of the Fund's net assets are invested in municipal bonds. These two investment policies of the Fund are fundamental and may not be changed without shareholder approval.

  Maturity. Under normal market conditions, the Massachusetts Tax Exempt Fund's dollar-weighted average portfolio maturity will vary from three to ten years.

  Credit Quality. Although the Massachusetts Tax Exempt Fund invests exclusively in investment grade Massachusetts Municipal Securities, it intends to emphasize high quality Massachusetts Municipal Securities.

  Other Investments. Although as a matter of fundamental policy it is authorized to do so, the Massachusetts Tax Exempt Fund does not expect to invest more than 25% of its total assets in any one of the following sectors of the municipal securities market: hospitals, ports, airports, colleges and universities, turnpikes and toll roads, housing bonds, lease rental bonds, industrial revenue bonds or pollution control bonds. For the purposes of this limitation, securities whose credit is enhanced by bond insurance, letters of credit or other means are not considered to belong to a particular sector.

  Under normal market conditions, the Fund may invest up to 20% of its net assets in taxable, fixed income securities and municipal securities that are not Massachusetts Municipal Securities (i.e., when there is a yield disparity between other instruments and Massachusetts Municipal Securities on an after-tax basis). These other investments will generally be of comparable credit quality and maturity to the Massachusetts Municipal Securities in which the Fund invests and will be limited primarily to obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; investment grade corporate debt securities; municipal securities other than Massachusetts Municipal Securities; prime commercial paper; certain certificates of deposit of domestic banks; and repurchase agreements, secured by U.S. Government securities, with maturities not in excess of seven days. As a temporary matter and for defensive purposes, the Fund may purchase taxable, fixed income obligations and municipal securities that are not Massachusetts Municipal Securities in excess of 20% of its net assets, the amount of which will depend on market conditions and the needs of the Fund. To the extent that income dividends include income from taxable sources, a portion of a shareholder's dividend income will be subject to federal and/or Massachusetts tax. See "Federal Income Taxes" in this Prospectus.

  The Massachusetts Tax Exempt Fund may purchase and sell put and call options, enter into futures contracts, purchase and sell options on such future contracts, enter into various interest rate transactions such as swaps, caps, floors and collars, purchase securities on a forward commitment, when issued or delayed delivery basis and enter into repurchase agreements.

Description of Securities and Related Risks

General Risks

  Investments in the Funds involve certain risks. The Tax-Sensitive Funds invest primarily in equity and equity-related securities and are subject to the risks associated with investments in such securities. The Tax-Sensitive Funds are also subject to the risks associated with direct investments in foreign securities. The Tax Exempt Funds invest primarily in municipal securities and are subject to risks associated with investments in such securities. These risks include interest rate risk, default risk, and call and extension risk. The Massachusetts Tax Exempt Fund is also subject to the specific risks associated with investments in Massachusetts Municipal Securities.

  Interest Rate Risk. When interest rates decline, the market value of municipal securities tends to increase. Conversely, when interest rates increase, the market value of municipal securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.


Standish Group of Tax-Sensitive
Equity and Tax Exempt Bond Funds       12                       January 28, 1998

  Default Risk/Credit Risk. Investments in municipal securities are subject to the risk that the issuer of the security could default on its obligations causing a Tax Exempt Fund to sustain losses on such investments. A default could impact both interest and principal payments.

  Call Risk and Extension Risk. Municipal securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise a right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Tax Exempt Fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise a right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a Tax Exempt Fund will suffer from the inability to invest in higher yield securities.

  Investing in Foreign Securities. Although the Equity Fund intends to invest primarily in equity securities of U.S. issuers, the Equity Fund may invest (without limitation) in equity securities of issuers located in any foreign country, which securities are listed on a U.S. exchange or traded in the U.S. OTC market. The Equity Fund will not invest more than 10% of its total assets in foreign equity securities that are not so listed or traded. The Small Cap Fund may invest up to 15% of its total assets in equity securities of issuers located in any foreign country. The Tax-Sensitive Funds currently intend to limit their investments in foreign securities to those that are quoted or denominated in U.S. dollars.

  Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on divided or interest payments (or in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investment in those countries.

  Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a Tax-Sensitive Fund's investments are denominated relative to the U.S. dollar will affect the Fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a Tax-Sensitive Fund's securities are quoted would reduce the Fund's net asset value per share.

  Each Tax-Sensitive Fund may enter into forward foreign currency exchange contracts and cross-currency forward contracts with banks or other foreign currency brokers or dealers to purchase or sell foreign currencies at a future date and may purchase and sell foreign currency futures contracts and cross-currency futures contracts to seek to hedge against changes in foreign currency exchange rates, although the Tax-Sensitive Funds have no current intention to engage in such transactions. A forward foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. A cross-currency forward contract is a forward contract that uses one currency which historically moves in relation to a second currency to hedge against changes in that second currency. See "Strategic Transactions" within the "Investment Techniques and Related Risks" section for a further discussion of the risks associated with currency transactions.


  Investing in Emerging Markets. Although the Tax-Sensitive Funds invest primarily in securities of established issuers based in the U.S., the Tax-Sensitive Funds may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Latin and South America, the Mediterranean and Africa. The Tax-Sensitive Funds may invest up to 10% of their total assets in issuers located in emerging markets generally and up to 3% of their total assets in issuers of any one specific emerging market country. The Tax-Sensitive Funds may also invest in currencies of such countries and may engage in strategic transactions in the markets of such countries. Investing in securities of issuers in emerging markets involves exposure to significantly higher risk than investing in foreign countries with developed markets and may be considered speculative. These heightened risks include:



Standish Group of Tax-Sensitive
Equity and Tax Exempt Bond Funds       13                       January 28, 1998

(i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the small current size of the markets for securities of emerging market issuers and the currently low or nonexistent volume of trading and frequent artificial limits on daily price movements, resulting in lack of liquidity and in price uncertainty; (iii) certain national policies which may restrict a Fund's investment opportunities, including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; (iv) the absence of developed legal structures governing private or foreign investment in private property which may adversely effect the Fund's ability to retain ownership of its securities during periods of economic, social or political turmoil; and (v) high rates of inflation and rapid fluctuations in interest rates that have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries..

  The economies of emerging market countries may be predominantly based on only a small number of industries or dependent on revenues from the sale of particular commodities or on international aid or development assistance. As a result, these economies may be significantly more vulnerable to changes in local or global trade conditions, and may suffer from volatile or extreme fluctuations in currency exchange rates, inflation and deflation rates as well as debt burdens. Many emerging market countries have experienced and will continue to experience periods of rapid inflation, resulting in significant market uncertainty and sharp drops in the U.S. dollar value of the country's assets. The currencies of emerging market countries may also be devalued as a result of governmental action in addition to market factors. Recently, the economies of certain emerging market countries have experienced deflation which has diminished the demand for goods and services resulting in excess capacity in factories that were built upon the forecast of continuing strong demand for such goods and services. All of these risks may adversely affect the Tax-Sensitive Funds' investments in emerging market countries. See "Investing in Foreign Securities" and "Currency Risks" above and the Statement of Additional Information for a further description of the risks associated with investing in emerging market countries.


Specific Risks

  The following sections include descriptions of specific risks that are associated with a Fund's purchase of a particular type of security or the utilization of a specific investment technique.

  Common Stocks. The Tax-Sensitive Funds purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

  Small Capitalization Stocks. The Small Cap Fund invests primarily, and the Equity Fund may invest to a lesser extent, in securities of small capitalization companies. Although investments in small capitalization companies may present greater opportunities for growth, they also involve greater risks than are customarily associated with investments in larger, more established companies. The securities of small companies may be subject to more volatile market movements than securities of larger, more established companies. Smaller companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group. The securities of small capitalization companies may be traded only on the OTC market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Tax-Sensitive Fund of securities in order to meet redemptions or otherwise may require the Fund to sell securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

  Convertible Securities. Each Tax-Sensitive Fund may invest in convertible debt and preferred stock. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

  Warrants. Each Tax-Sensitive Fund may purchase warrants. Warrants acquired by a Fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

  Depositary Receipts and Depositary Shares. The Tax-Sensitive Funds may purchase depositary receipts and depositary shares. Depositary receipts and depositary shares are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities of a U.S. or foreign issuer. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary instruments and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities. Examples of such investments include, but are not limited to, American Depositary Receipts and Shares ("ADRs" and "ADSs"), Global Depositary Receipts and Shares ("GDRs" and "GDSs") and European Depositary Receipts and Shares ("EDRs" and "EDSs").

  Investments in REITs. Each Tax-Sensitive Fund may invest in shares of real estate investment trusts, which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation under the Code.


Standish Group of Tax-Sensitive
Equity and Tax Exempt Bond Funds       14                       January 28, 1998

  Corporate Debt Obligations. Each Fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

  U.S. Government Securities. Each Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation), or (d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently.

  Municipal Securities. Municipal securities in which the Tax Exempt Funds invest include debt obligations issued to obtain funds for various public purposes, including the construction of a variety of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of industrial revenue bonds are, or have been under prior tax law, issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. The interest on certain such bonds (and each Tax Exempt Fund's distributions to its shareholders from such interest) may be a tax preference item for purposes of the federal alternative minimum tax. These bonds are sometimes referred to as "AMT Bonds" and are treated as taxable obligations for the purposes of the Tax Exempt Funds' policies. See "Federal Income Taxes" in this Prospectus.

  Municipal bonds are issued in order to meet long-term capital needs and generally have maturities of more than one year when issued. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the pledge of the municipality's faith, credit and taxing power for the payment of principal and interest, and are considered the safest type of municipal bond. Revenue bonds are payable only from the revenues derived from a particular project or facility and are generally dependent solely on a specific revenue source. Industrial revenue bonds are a specific type of revenue bond backed by the credit and security of a private user. Assessment bonds, which are issued by a specially created district or project area which levies a tax (generally on its taxable property) to pay for an improvement or project, may be considered to belong to either category. There are, of course, other variations in the safety of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The Tax Exempt Funds are not limited with respect to the categories of municipal securities they may acquire.

  Municipal securities also include municipal notes, which are generally issued to satisfy short-term capital needs and have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. The Funds may also invest in variable rate demand instruments, which are securities with long stated maturities, but include demand features that allow the holder to demand 100% of the principal plus interest within one to seven days. The coupon varies daily, weekly or monthly with the market. The price remains at par, which provides stability to the portfolio while earning market yields. For federal income tax purposes, the income earned from municipal securities may be entirely tax free, taxable or subject only to the federal alternative minimum tax.

  Certain Risk Considerations Relating to Massachusetts Municipal Securities. The Massachusetts Tax Exempt Fund is non-diversified and invests primarily in securities issued by The Commonwealth of Massachusetts, its political subdivisions, including cities and towns, and its public authorities. Therefore, the economic and financial condition of the Commonwealth and its authorities and municipalities will have a significant impact on the Fund's net asset value, yield and investment performance. The availability of federal funds may affect the economic and financial condition of the Commonwealth.

  In the late 1980s, The Commonwealth of Massachusetts began to suffer a period of economic decline. Key sections of the economy, such as real estate, construction, banking and financial services, high technology and defense related industries either contracted or grew at very slow rates. Consequently, personal income growth slowed and employment declined. By 1990, the Commonwealth's unemployment rate significantly exceeded the national average. In turn, these economic factors contributed to considerable financial problems for the Commonwealth. Over the period 1987-1990, tax revenues failed to meet budgeted forecasts and spending in several major expenditure categories grew at relatively high rates. Sizeable operating deficits occurred in each of these years, and the Commonwealth at times covered the deficits by borrowing funds in the capital markets. During 1989-1990, Moody's and S&P downgraded their credit ratings on Massachusetts' bonds from Aa and AA+ to Baa and BBB, respectively.

  In fiscal year 1991, a combination of tax rate increases and tightened expenditure controls helped to stabilize the


Standish Group of Tax-Sensitive
Equity and Tax Exempt Bond Funds       15                       January 28, 1998

Commonwealth's financial condition. State government closed the year with a modest operating loss. Fiscal year 1992 financial reports showed a small surplus. In response to the improvement in financial operations, Moody's and S&P upgraded the Commonwealth's general obligation bonds to A. Currently, the rating assigned to the Commonwealth's general obligation bonds by Moody's is A1 and the comparable rating assigned by S&P is AA-. Fitch's current rating for the Commonwealth's general obligation bonds is A+. However, the Commonwealth's debt ratios are high relative to other states, and state government has amassed a large unfunded pension liability. Over the course of time, downturns in economic and financial conditions are likely to recur.

  The financial position of the Commonwealth may have an impact on other issuers of tax-exempt obligations who receive support from the Commonwealth including municipalities and various public agencies. The Commonwealth may also choose to implement regulations which could affect the financial condition of issuers of tax-exempt securities. For example, changes to laws which regulate rate setting procedures for health care providers in Massachusetts which were enacted in 1992 may prove detrimental to some hospitals.

  Proposition 2 1/2 is a property tax limitation initiative passed by Massachusetts voters in 1980. In general, Proposition 2 1/2 constrains the ability of cities and towns to raise property tax revenues, virtually the only local-source revenue available, and this may lead to adverse consequences on the financial condition of some municipalities. Under Proposition 2 1/2, many cities and towns were required to reduce their property tax levies to a stated percentage of the full and fair cash value of their taxable real estate and personal property. It limited the amount by which the total property taxes assessed by all cities and towns may increase from year to year.

  Limitations on Commonwealth tax revenues have been established both by legislation enacted in 1986 and by public approval of an initiative petition in 1986. The two measures are inconsistent in several respects, including the methods of calculating the limits and the exclusions from the limits. The initiative petition, which took effect on December 4, 1986, contains no exclusion for debt service on municipal obligations of the Commonwealth. Commonwealth tax revenues in fiscal years subsequent to passage of the initiative were lower than the limit set by either the initiative petition or the legislative enactment. The Executive Office for Administration and Finance of the Commonwealth has estimated that Commonwealth tax revenues will not reach the limit imposed by either the initiative petition or the legislative enactment in fiscal year 1997.

  Massachusetts Municipal Securities also include obligations of the governments of Puerto Rico, the Virgin Islands and Guam to the extent that interest on these obligations is exempt from Massachusetts state personal income tax. The Fund will not invest more than 10% of its net assets in the obligations of each of the Virgin Islands and Guam, but may invest without limitation in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico affecting the issuers of such obligations. The economy of Puerto Rico is dominated by the manufacturing and service sectors. Although the economy of Puerto Rico expanded significantly from 1984 thorough 1989, the rate of this expansion slowed in 1990 and remains weak. Although the Puerto Rico unemployment rate has declined substantially since 1985, the seasonally adjusted rate of unemployment for October 1997 was approximately 13.6%.

Investment Techniques and Related Risks

  Strategic Transactions. Each Fund may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific equity or fixed income market movements), to manage the effective maturity or duration of fixed income securities (Tax Exempt Funds only) or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each Fund may change over time as new instruments and strategies are developed or regulatory changes occur.

  In the course of pursuing their investment objectives, each Fund may purchase and sell (write) exchange-listed and OTC put and call options on securities, equity indices (Tax-Sensitive Funds only), fixed income indices (Tax Exempt Funds only), and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as caps, swaps, floors and collars (Tax Exempt Funds only); and, to the extent a Tax-Sensitive Fund invests in foreign securities, enter into currency transactions such as forward foreign currency exchange contracts, cross-currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to seek to protect a Fund's unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, to seek to manage the effective maturity or duration of the Tax Exempt Funds' portfolios or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved.

  The ability of a Fund to utilize Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market and currency and interest rate movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Funds' activities involving Strategic Transactions may be limited in order to enable the Funds to satisfy the requirements of the Code for qualification as a regulated investment company and by the Funds' tax-related objectives due to the fact that Strategic Transactions may


Standish Group of Tax-Sensitive
Equity and Tax Exempt Bond Funds       16                       January 28, 1998
produce taxable income or short-term capital gain in many cases and the applicable tax rules may make it more difficult to control the timing of gains or losses.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market, interest rate or currency movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

  The use of options and futures transactions entails certain other risks. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase a Fund's portfolio turnover rate and associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Losses resulting from the use of Strategic Transactions could reduce a Fund's net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time, such transactions can limit any potential gain which might result from an increase in value of such position. The loss incurred by a Fund in writing options and entering into futures transactions is potentially unlimited.

  The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to 3% of net assets. In calculating a Fund's net loss exposure from such Strategic Transaction, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related position. See the Statement of Additional Information for further information regarding the use of Strategic Transactions.

  When-Issued and Delayed Delivery Securities. Each Tax Exempt Fund may invest up to 40% of its net assets in when-issued and delayed delivery securities. Although a Tax Exempt Fund will generally purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, the Tax Exempt Funds may dispose of these securities prior to settlement, if the Adviser deems it appropriate to do so which may result in taxable gains or losses. The payment obligation and interest rate on these securities is fixed at the time a Fund enters into the commitment, but no income will accrue to the Fund until they are delivered and paid for. Unless a Fund has entered into an offsetting agreement to sell the securities, cash or liquid assets equal to the amount of the Fund's commitment must be segregated to secure the Fund's obligation and to partially offset the leverage inherent in these securities. The market value of the securities when they are delivered may be less than the amount paid by the Fund.

  Repurchase Agreements. Each Fund may invest up to 15% of its net assets in repurchase agreements. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by a Fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the Adviser.

  Short Sales. Each Tax-Sensitive Fund may engage in short sales and short sales against the box. In a short sale, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. In a short sale against the box, a Fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the Fund delivers the security (or an identical security) to cover the short position. The Fund receives the net proceeds from the short sale. When a Fund enters into a short sale other than against the box, the Fund must first borrow the security to make delivery to the buyer and must place cash or liquid assets in a segregated account that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of a Fund's net assets.

  Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities; however, the Tax-Sensitive Funds invest in these securities only on an occasional basis. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

  The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and


Standish Group of Tax-Sensitive
Equity and Tax Exempt Bond Funds       17                       January 28, 1998
illiquid securities. The Board of Trustees however retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

  Investments in Other Investment Companies. Each Fund is permitted to invest up to 10% of its total assets in shares of registered investment companies and up to 5% of its total assets in any one registered investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. The Funds may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, Standard & Poor's Depositary Receipts ("SPDRs") are exchange-traded shares of a closed-end investment company designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

  Each Tax-Sensitive Fund is authorized to invest all of its assets in the securities of a single open-end registered investment company (a "pooled fund") having substantially identical investment objectives, policies and restrictions as such Fund, notwithstanding any other investment restriction or policy. Such a structure is commonly referred to as "master/feeder." If authorized by the Trustees, a Tax-Sensitive Fund would seek to achieve its investment objective by investing in a pooled fund which would invest in a portfolio of securities that complies with the Fund's investment objective, policies and restrictions. The Trustees currently do not intend to authorize investing in a pooled fund in connection with a master/feeder structure.

  Stand-By Commitments. To facilitate liquidity, the Tax Exempt Funds may enter into "stand-by commitments" permitting them to resell municipal securities to the original seller at a specified price. Stand-by commitments generally involve no additional cost to the Funds, but may, however, reduce the yields available on securities subject to stand-by commitments.

  Third Party Put. The Tax Exempt Funds may purchase long-term fixed rate bonds which have been coupled with an option granted by a third party financial institution allowing the Funds at specified intervals to tender or put their bonds to the institution and receive the face value thereof. These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features. The financial institution granting the put option does not provide credit enhancement, and typically, if there is a default on or significant downgrading of the bond, or a loss of its tax-exempt status, the put option will terminate automatically and the risk to the Funds will be that of holding a long-term bond. These third party puts will not be considered to shorten a Fund's maturity.

  Portfolio Turnover and Short-Term Trading. It is not the policy of any Fund to purchase or sell securities for trading purposes, and the Equity Fund generally intends to have low annual portfolio turnover rates in order to reduce the realization and, therefore, the distribution to shareholders of capital gains. The Small Cap Fund and the Tax Exempt Funds place no restrictions on portfolio turnover. Notwithstanding the foregoing, each Fund will sell a portfolio security without regard to the length of time such security has been held if, in the Adviser's view, the security meets the criteria for disposal. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in a Fund's realization of larger amounts of short-term capital gains, distributions from which are taxable to shareholders as ordinary income. See "Financial Highlights" for each Fund's portfolio turnover rates.

  Temporary Defensive Investments. Notwithstanding a Fund's investment objective, each Fund may, on occasion, as a temporary measure pending the investment of rapid inflows of new money by investors into a Fund or for defensive purposes to preserve capital or to meet redemption requests, hold part or all of its assets in cash and investment grade money market instruments (i.e., securities with maturities of less than one year) and short-term debt securities (i.e., securities with maturities of one to three years). Each Fund may also invest uncommitted cash and cash needed to maintain liquidity for redemptions in investment grade money market instruments and short-term debt securities. Investments in such securities will be limited to 20% of a Fund's total assets unless the Fund is in a temporary defensive position.

  The money market instruments and short-term debt securities in which the Funds may invest consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; instruments (including negotiable certificates of deposit, non-negotiable fixed time deposits and bankers' acceptances) of U.S. banks and foreign banks (the Tax-Sensitive Funds only); repurchase agreements; and prime commercial paper of U.S. companies and foreign companies (the Tax-Sensitive Funds only).

  The Funds' investments in money market securities will be rated, at the time of investment, P-1 by Moody's or A-1 by Standard & Poor's. At least 95% of each Tax-Sensitive Fund's assets invested in short-term debt securities will be rated, at the time of investment, Aaa, Aa, or A by Moody's or AAA, AA, or A by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the Adviser. Up to 5% of each Tax-Sensitive Fund's total assets invested in short-term debt securities may be invested in securities which are rated Baa by Moody's or BBB by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the Adviser.

  The Tax Exempt Funds' investments in taxable securities, such as money market and short- term debt securities, will generally be of comparable credit quality and maturity to the municipal securities in which the Tax Exempt Funds invest. To the extent that income dividends distributed by the Tax Exempt Funds include income from taxable sources, a portion of a shareholder's dividend income will be taxable. See "Federal Income Taxes."

  Portfolio Diversification and Concentration. The Massachusetts Tax Exempt Fund is non-diversified which generally means that, with respect to 50% of the Fund's total assets, it may


Standish Group of Tax-Sensitive
Equity and Tax Exempt Bond Funds       18                       January 28, 1998
invest more than 5% of its total assets in the securities of a single issuer. Each of the other Funds is diversified, which generally means that, with respect to 75% of its total assets (i) no more than 5% of the Fund's total assets may be invested in the securities of a single issuer and (ii) each Fund will purchase no more than 10% of the outstanding voting securities of a single issuer. Because of the relatively small number of issuers of Massachusetts Municipal Securities, the Massachusetts Tax Exempt Fund is likely to invest a greater percentage of its assets in the securities of a single issuer than is an investment company which invests in a broad range of municipal securities, such as the Intermediate Tax Exempt Fund. Therefore, the Massachusetts Tax Exempt Fund would be more susceptible than a diversified fund to any single adverse economic or political occurrence or development affecting Massachusetts issuers. The Massachusetts Tax Exempt Fund will also be subject to an increased risk of loss if the issuer is unable to make interest or principal payments or if the market value of such securities declines. It is also possible that there will not be sufficient availability of suitable Massachusetts Municipal Securities for the Fund to achieve its objective of providing income exempt from Massachusetts taxes.

  The Tax-Sensitive Funds will not concentrate (invest 25% or more of their total assets) in the securities of issuers in any one industry. Although they are authorized to do so, the Tax Exempt Funds do not expect to concentrate (invest 25% or more of their total assets) in any one of the following sectors of the municipal securities market: hospitals, ports, airports, colleges and universities, turnpikes and toll roads, housing bonds, lease rental bonds, industrial revenue bonds or pollution control bonds. For the purposes of this limitation, securities whose credit is enhanced by bond insurance, letters of credit or other means are not considered to belong to a particular sector. Investing a significant amount of a Fund's assets in the securities of issuers in any one industry will cause the Fund's net asset value to be more sensitive to events affecting that industry. The Funds' policies concerning diversification and concentration are fundamental and may not be changed without shareholder approval.

  Investment Restrictions. The investment objectives of the Tax-Sensitive Funds are not fundamental and may be changed by the Board of Trustees without the approval of shareholders. If there is a change in a Tax-Sensitive Fund's investment objective, shareholders should consider whether the Tax-Sensitive Fund remains an appropriate investment in light of their current financial situation. The investment objectives of the Tax Exempt Funds are fundamental and may not be changed except with the approval of shareholders. Except as otherwise specified, each Fund's investment policies set forth in this Prospectus are non-fundamental and may be changed without shareholder approval. Each Fund has adopted fundamental policies which may not be changed without the approval of the applicable Fund's shareholders. See "Investment Restrictions" in the Statement of Additional Information. If any percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a Fund's assets will not constitute a violation of the restriction.

  Suitability. None of the Funds is intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding each Fund's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the Funds.

  Because the Tax-Sensitive Funds are managed to seek the highest long-term total return after considering the impact of federal and state income taxes paid by shareholders on the Funds' distributions and because the Tax Exempt Funds seek to provide a high level of interest income exempt from federal and, in the case of the Massachusetts Tax Exempt Fund, Massachusetts income taxes, the Funds may not be suitable investments for non-taxable investors or persons investing through tax deferred vehicles (e.g., individual retirement accounts (IRAs) or other qualified pension and retirement plans).

Calculation of Performance Data

  From time to time each Fund may advertise its average annual total return. The Tax Exempt Funds may also advertise their yields and tax-equivalent yields. Average annual total return is determined by computing the average annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

  The "yield" of a Tax Exempt Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income, the calculation includes among expenses of the Funds all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

  Tax equivalent yield demonstrates the yield from a taxable investment necessary to produce an after-tax yield equivalent to that of a fund which invests primarily in tax-exempt obligations. It is computed by dividing the tax-exempt portion of a Tax Exempt Fund's yield (calculated as indicated above) by one, minus a stated income tax rate and adding the product to the taxable portion (if any) of the Fund's yield.

Taxable Equivalent Yield Table (Federal)
Federal Marginal Tax Rate

Taxable Equivalent Rates Based on Tax-Exempt Yield of:

           4%       5%       6%       7%       8%       9%      10%
31.0%   5.80%    7.25%    8.70%   10.14%   11.59%   13.04%   14.49%
36.0%   6.25%    7.81%    9.38%   10.94%   12.50%   14.06%   15.63%
39.6%   6.62%    8.28%    9.93%   11.59%   13.25%   14.90%   16.56%


Standish Group of Tax-Sensitive
Equity and Tax Exempt Bond Funds       19                       January 28, 1998

Taxable Equivalent Yield Table (Federal/MA combined)
Combined Federal and MA Marginal Tax Rate*

Taxable Equivalent Rates Based on Tax-Exempt Yield of:

           4%       5%       6%       7%       8%       9%      10%
39.28%  6.59%    8.23%    9.88%   11.53%   13.18%   14.82%   16.47%
43.68%  7.10%    8.88%   10.65%   12.43%   14.20%    15.98   17.76%
46.85%  7.53%    9.41%   11.29%  13.17%%   15.05%   16.93%   18.81%

----------
*Assuming (i) a Massachusetts tax rate of 12% and federal tax rates of 31%, 36% and 39.6%, respectively, and (ii) full deductibility of Massachusetts income taxes on the investor's federal income tax return.

  From time to time, a Fund may compare its performance in publications with that of other mutual funds with similar investment objectives, to stock, bond and other relevant indices, and to performance rankings prepared by recognized mutual fund statistical services. In addition, a Fund's performance may be compared to alternative investment or savings vehicles or to indices or indicators of economic activity. This data may cover any period of a Fund's operations and may or may not include the impact of taxes or other factors.

  The S&P 500 Index. The S&P 500 Index is a market weighted compilation of 500 common stocks selected on a statistical basis by Standard & Poor's. Total return for the S&P 500 Index assumes reinvestment of dividends. The S&P 500 Index is typically composed of issues in the following sectors: industrial, financial, public utilities and transportation. Most stocks that comprise the S&P 500 Index are traded on the New York Stock Exchange, although some are traded on the American Stock Exchange and in the OTC market.

  The Russell 2000 Growth Index. The Russell 2000 Growth Index is composed of approximately 2,000 small capitalization common stocks and is generally considered to be representative of those Russell 2000 companies with higher price-to-book ratios and forecasted growth.

  The Lehman Brothers State General Obligation Bond 3-5-7-10 Indices. The Lehman Brothers State General Obligation Bond 3-5-7-10 Indices are actually subsets of a broad index -- the Lehman Brothers Municipal Bond Index. The Municipal Bond Index is unmanaged and designed to be a composite measure of the total return performance of the municipal bond market, and includes over 33,000 bond issues (rated BBB or better).

  The following table sets forth the historical total return performance of all tax-sensitive components of fee paying, domestic equity portfolios under discretionary management by the Adviser that have substantially similar investment objectives, policies and strategies as the Equity Fund (the "Tax-Sensitive Equity Components") as measured by the Standish, Ayer & Wood Tax-Sensitive Equity Composite (the "Composite"). As of September 30, 1997, the Composite consisted of 25 Tax-Sensitive Equity Components representing approximately $76 million in assets. The performance data of the Tax-Sensitive Equity Components, as represented by the Composite, has been computed in accordance with the SEC's standardized formula. Because the gross performance data does not reflect the deduction of investment advisory fees attributable to the Tax-Sensitive Equity Components, the net performance data may be more relevant to potential investors in the Equity Fund in their analysis of the historical experience of the Adviser in managing tax-sensitive components of equity portfolios with investment objectives, policies and strategies substantially similar to those of the Equity Fund. The performance of the Tax-Sensitive Equity Components would be diminished if cash positions of the related portfolios were allocated to the Tax-Sensitive Equity Components. The fees and expenses paid by the Tax-Sensitive Equity Components generally differ in type and amount to varying extents from the fees and expenses paid by the Equity Fund, which will affect the relevance of the performance presented in the Composite to investors in the Equity Fund.

        Standish, Ayer & Wood Tax-Sensitive Equity Composite Performance


--------------------------------------------------------------------------------
                                          Average Annual Total Return For
                                       The Periods Ended September 30, 1997

                                       3 Years       5 Years         7 Years
The Composite
--------------------------------------------------------------------------------

  Equal Weighted Gross                 33.93%         24.04%         23.29%
  Equal Weighted Net                   33.43%         23.54%         22.79%

------------------------------------------------------------------------------------------------

                                       1991     1992     1993     1994     1995    1996    1997
The Composite
------------------------------------------------------------------------------------------------

  Equal weighted gross total return   30.40%   13.09%   24.22%   -1.62%   28.93%  26.83%  46.93%
  Equal weighted net total return     29.90%   12.59%   23.72%   -2.12%   28.43%  26.33%  46.43%
  Size weighted gross total return    30.65%   12.79%   23.34%   -1.28%   28.92%  26.48%  48.52%
  Size weighted net total return      30.15%   12.29%   22.84%   -1.78%   28.42%  25.98%  48.02%



Standish Group of Tax-Sensitive
Equity and Tax Exempt Bond Funds       20                       January 28, 1998

  The performance of the Tax-Sensitive Equity Components is not that of any of the Funds, including the Equity Fund, and is not necessarily indicative of any Fund's future results. (The Equity Fund's performance is set forth below.) Each Fund's actual total return may vary significantly from the past and future performance of these Components. While the Tax-Sensitive Equity Components incur inflows and outflows of cash from clients, they do so less frequently than mutual funds, such as the Funds. Accordingly, there can be no assurance that the continuous offering of the Equity Fund's shares and the Equity Fund's obligation to redeem its shares will not impact the Equity Fund's performance relative to the Composite's performance. In the opinion of the Adviser, so long as the Equity Fund has at least $1.5 million in net assets, the relative difference in the size between the Equity Fund and the Tax-Sensitive Equity Components should not affect the relevance of the performance of the Tax-Sensitive Equity Components to a potential investor in the Equity Fund. Investment returns and the net asset value of shares of each Fund, including the Equity Fund, will fluctuate in response to market and economic conditions as well as other factors and an investment in a Fund involves the risk of loss.

                 Standish Tax-Sensitive Equity Fund Performance


-----------------------------------------------------------------------------------------------
                                    Average Annual Total Return     Cumulative Total Return
                                      For the Periods Ended      For the Period January 2, 1996
                                       September 30, 1997(1)        to September 30, 19971
                                   1 Years    Since Inception
-----------------------------------------------------------------------------------------------

  Equity Fund                        38.50%         32.37%               63.36%


----------
(1) The Equity Fund commenced operations on January 2, 1996.

Dividends and Distributions

  Each Fund's dividends from realized capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually. The Tax-Sensitive Funds will declare and distribute, at least annually, any dividends from net investment income. The Tax Exempt Funds will declare daily and distribute monthly dividends from net investment income. Dividends from net investment income and capital gains distributions, if any, are automatically reinvested in additional shares of the appropriate Fund unless the shareholder elects to receive them in cash. It is possible that a Fund may use equalization tax accounting in furtherance of its tax objective, which may affect the amount, timing and character of its distributions. See the Statement of Additional Information for further information.

Purchase of Shares

  Shares of the Funds may be purchased directly from Standish Fund Distributors, which offers the Funds' shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received in good order by Standish Fund Distributors or its agent and payment for the shares is received by the Funds' custodian, Investors Bank & Trust Company (the "Custodian"). Please see the Funds' account application or call
(800) 221-4795 for instructions on how to make payment for Fund shares. Each Fund requires minimum initial investments of $100,000. Additional investments must be in amounts of at least $10,000 for the Tax- Sensitive Funds and $5,000 for the Tax Exempt Funds. Certificates for Fund shares are not issued.

  Shares of the Funds may also be purchased through securities broker-dealers. Orders for the purchase of Fund shares received by broker-dealers by the close of regular trading on the NYSE on any business day and transmitted to Standish Fund Distributors or its agent by the close of its business day (normally 4:00 p.m., New York time) will be effected as of the close of regular trading on the NYSE on that day, if payment for the shares is also received by the Custodian that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day, if payment for the shares is also received by the next business day. It is the responsibility of broker-dealers to transmit orders so that they will be received by Standish Fund Distributors or its agent by the close of its business day. Shares of the Funds purchased through broker-dealers may be subject to transaction fees, no part of which will be received by the Funds, Standish Fund Distributors or the Adviser.

  In the sole discretion of the Adviser, each Fund may accept securities instead of cash for the purchase of shares. The Adviser will determine that any securities acquired in this manner are consistent with the investment objective, policies and restrictions of the applicable Fund. The securities will be valued in the manner stated below. The purchase of Fund shares by a transfer of securities instead of cash may cause an investor who contributes them to realize a taxable gain or loss with respect to the securities transferred to the Fund.

  The Trust reserves the right in its sole discretion (i) to suspend the offering of a Fund's shares, (ii) to reject purchase orders when in the best interest of a Fund, (iii) to modify or eliminate the minimum initial or subsequent investment in Fund shares and (iv) to eliminate duplicate mailing of Fund materials to shareholders who reside at the same address. A Fund's investment minimums do not apply to accounts for which the Adviser or any of its affiliates serves as investment adviser or to employees of the Adviser or any of its affiliates or to members of such


Standish Group of Tax-Sensitive
Equity and Tax Exempt Bond Funds       21                       January 28, 1998
persons' immediate families. A Fund's investment minimums apply to the aggregate value invested in omnibus accounts rather than to the investment of underlying participants in such omnibus accounts.

Net Asset Value

  Each Fund's net asset value per share is computed on each day on which the NYSE is open as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The net asset value per share is calculated by determining the value of all of a Fund's assets, subtracting all liabilities and dividing the result by the total number of shares outstanding. Equity and other taxable securities are valued at the last sales prices, on the exchange or national securities market on which they are primarily traded. Equity and other taxable securities not listed on an exchange or national securities market, or securities for which there are no reported transactions, are valued at the last quoted bid prices. Municipal securities are valued by the Adviser or by an independent pricing service approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The Tax Exempt Funds believe that reliable market quotations for municipal securities are generally not readily available for purposes of valuing their portfolio securities. As a result, it is likely that most of the valuations of municipal securities made by the Adviser or provided by such pricing service will be based upon fair value determined on the basis of the factors listed above (which may also include use of yield equivalents or matrix pricing). Securities for which quotations are not readily available and all other assets will be valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees. Money market instruments with less than sixty days remaining to maturity when acquired by a Fund are valued on an amortized cost basis unless the Trustees determine that amortized cost does not represent fair value. If a Fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon its value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value. Additional information concerning the Funds' valuation policies is contained in the Statement of Additional Information.

Exchange of Shares

  Shares of the Funds may be exchanged for shares of one or more other funds in the Standish Fund family subject to the terms and restrictions imposed on the purchase of shares of such funds. Shares of a Fund redeemed in an exchange transaction are valued at their net asset value next determined after the exchange request is received by Standish Fund Distributors or its agent. Shares of a fund purchased in an exchange transaction are sold at their net asset value next determined after the exchange request is received by Standish Fund Distributors or its agent and payment for the shares is received by the fund into which shares are to be exchanged. Until receipt of the purchase price by the fund into which shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish fund family, please call (800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

  Written Exchanges. Shares of the Funds may be exchanged by written order to Standish Fund Distributors, P.O. Box 1407, One Financial Center, Boston, Massachusetts 02111-1407. A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and
(e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as listed under "Written Redemption" below.

  Telephonic Exchanges. Shareholders who elect telephonic privileges may exchange shares by calling Standish Fund Distributors at (800) 221-4795. Telephonic privileges are not available to shareholders automatically. Proper identification will be required for each telephonic exchange. Please see "Telephone Transactions" below for more information regarding telephonic transactions.

  General Exchange Information. All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be available for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and (iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund have been received by Standish Fund Distributors. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.

Redemption of Shares

  Shares of the Funds may be redeemed by any of the methods described below at the net asset value per share next determined after receipt by Standish Fund Distributors or its agent of a redemption request in proper form. Redemptions will not be processed until a completed account application and payment for the shares to be redeemed have been received.

  Written Redemption. Shares of each Fund may be redeemed by written order to Standish Fund Distributors, P.O. Box 1407, One Financial Center, 26th Floor, Boston, Massachusetts 02111-1407. A written redemption request must (a) state the name of the Fund and the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP


Standish Group of Tax-Sensitive
Equity and Tax Exempt Bond Funds       22                       January 28, 1998
program or the NYSE's Medallion Signature Program or by any one of the following institutions, provided that such institution meets credit standards established by Investors Bank & Trust Company, the Funds' transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or
(v) a national securities exchange, a registered securities exchange or a clearing agency. Standish Fund Distributors reserves the right to waive the requirement that signatures be guaranteed. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders that are not individuals. Redemption proceeds will normally be paid by check mailed within three business days of receipt by Standish Fund Distributors of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Funds may delay transmittal of redemption proceeds until such time as they are assured that good funds have been collected for the purchase of the shares. This may take up to fifteen (15) days in the case of payments made by check.

  Telephonic Redemption. Shareholders who elect telephonic privileges may redeem shares by calling Standish Fund Distributors at (800) 221-4795. Telephonic privileges are not available to shareholders automatically. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Redemption proceeds will normally be paid promptly after receipt of telephonic instructions, but no later than three business days thereafter, except as described above for shares purchased by check. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor. Wire charges, if any, will be deducted from redemption proceeds. Proper identification will be required for each telephonic redemption.

  Repurchase Order. In addition to telephonic and written redemption of Fund shares, Standish Fund Distributors may accept telephone orders from brokers or dealers for the repurchase of Fund shares. The repurchase price is the net asset value per share next determined after receipt of the repurchase order by Standish Fund Distributors or its agent and the payment for the shares by the Funds' custodian. Brokers and dealers are obligated to transmit repurchase orders to Standish Fund Distributors or its agent prior to the close of Standish Fund Distributor's business day (normally 4:00 p.m.). Brokers and dealers may charge for their services in connection with a repurchase of Fund shares, but none of the Funds nor Standish Fund Distributors imposes a charge for share repurchases.

  Telephone Transactions. By maintaining an account that is eligible for telephonic exchange and redemption privileges, the shareholder authorizes the Adviser, Standish Fund Distributors, the Trust and the Custodian to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the shareholder acknowledges that, as long as the Funds employ reasonable procedures to confirm that telephonic instructions are genuine, and follow telephonic instructions that they reasonably believe to be genuine, neither the Adviser, Standish Fund Distributors, the Trust, the applicable Fund, the Custodian, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephonic redemption or exchange, even if such transaction results from any fraudulent or unauthorized instructions.

  Depending upon the circumstances, the Funds intend to employ personal identification or written confirmation of transactions procedures, and if they do not, a Fund may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded. Shareholders may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. During these periods, shareholders may wish to consider transmitting redemption and exchange requests in writing.

                                     * * * *

  The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the applicable Fund's portfolio investments at the time of redemption or repurchase. Each Fund intends to pay cash for all shares redeemed, but under certain conditions, the Funds may make payments wholly or partially in portfolio securities. Please see the Statement of Additional Information for further information regarding the Funds' ability to satisfy redemption requests in-kind.

  Each Fund may redeem, at net asset value, the shares in any account which has a value of less than $25,000 for the Tax-Sensitive Funds or $10,000 for the Tax Exempt Funds as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment to increase the value of the account to an amount at least equal to the stated minimums.

Management

  Trustees. Each Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, the Trustees of the Trust are ultimately responsible for the management of its business and affairs. See "Management" in the Statement of Additional Information for more information about the Trustees and officers of the Trust.

  Investment Adviser. Standish, Ayer & Wood, Inc. (the "Adviser"), One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to each Fund pursuant to separate investment advisory agreements. The Adviser is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940.


Standish Group of Tax-Sensitive
Equity and Tax Exempt Bond Funds       23                       January 28, 1998

  The Adviser provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. As of December 31, 1997, Standish and its affiliates managed approximately $39 billion in assets.

  The Equity Fund's co-portfolio managers are Laurence A. Manchester, Richard
R. Davis and Susan B. Coan. During the past five years, Mr. Manchester has served as a Vice President and Director of the Adviser and Ms. Coan has served as a Vice President of the adviser. Mr. Davis has, since September 1994, served as a Vice President of the Adviser. Prior to that, Mr. Davis served as President and a Director of The Danforth Associates, an investment management firm.

  The Small Cap Fund's portfolio manager is Nicholas S. Battelle. During the past five years, Mr. Battelle has served as a Vice President and Director of the Adviser.

  Each Tax Exempt Fund has two portfolio managers: Maria D. Furman and Raymond
J. Kubiak. During the past five years, Ms. Furman has served as a Vice President and, since January 1996, Managing Director of the Adviser and Mr. Kubiak has been a Vice President and, since 1995, a Director of the Adviser.

  Subject to the supervision and direction of the Trustees of the Trust, the Adviser manages each Fund's portfolio in accordance with its stated investment objective and policies, recommends investment decisions, places orders to purchase and sell securities and permits the Funds to use the name "Standish." For these services, each Fund pays the Adviser a fee monthly equal at a stated annual percentage rate of such Fund's average daily net asset value:

                                        Actual Rate Paid
                                         for the Fiscal
                 Contractual Advisory      Year Ended
                    Fee Annual Rate     September 30, 1997
--------------------------------------------------------------------------------

Tax-Sensitive
  Equity Fund             0.50%               0.00%*

Small Cap
  Tax-Sensitive
  Equity Fund             0.60%               0.00%*

Intermediate
  Tax Exempt
  Bond Fund               0.40%               0.31%*

Massachusetts
  Intermediate
  Tax Exempt
  Bond Fund               0.40%               0.30%*

----------
*Standish has voluntarily and temporarily agreed to limit total expenses (excluding brokerage commissions, taxes and extraordinary expenses) of the Equity Fund, the Small Cap Fund, the Intermediate Tax Exempt Fund and the Massachusetts Tax Exempt Fund to 0.50%, 0.75%, 0.65% and 0.65%, respectively, of the applicable Fund's average daily net assets. (The Tax-Sensitive Funds were subject to different expense limitations for part of the 1997 fiscal year.) Standish may revise or discontinue these agreements at any time although it has no current intention to do so. If an expense limit is exceeded, the compensation due to Standish shall be proportionately reduced by the amount of such excess by a reduction or refund thereof, subject to readjustment during the period during which such limit is in place.

  Expenses. Expenses of the Trust that relate to more than one series are allocated among such series by the Adviser in an equitable manner. Each Fund bears all expenses of its operations other than those incurred by the Adviser under the investment advisory agreement. Among other expenses, each Fund pays investment advisory fees; bookkeeping, share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to existing shareholders; registration and reporting fees and expenses; and Trustees' fees and expenses. Standish Fund Distributors bears the distribution expenses attributable to the offering and sale of Fund shares without subsequent reimbursement.

  Each Fund's total annual operating expenses for the fiscal year ended September 30, 1997 are described above under the caption "Financial Highlights."

  Portfolio Transactions. Subject to the supervision of the Trustees of the Trust, the Adviser selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the Funds. The Adviser will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Funds. It is not anticipated that the Tax Exempt Funds will incur a significant amount of brokerage expenses because municipal securities are generally traded on a "net" basis in principal transactions without the addition or deduction of brokerage commissions or transfer taxes. The Adviser may also consider the extent to which a broker or dealer provides research to the Adviser and the number of fund shares sold by the broker or dealer in making its selection.


  Year 2000 Issue. The Funds' operations depend on the seamless functioning of computer systems in the financial service industry, including those of the Adviser, the Custodian and the Transfer Agent. Many computer software systems in use today cannot properly process date-related information after December 31, 1999 because of the method by which dates are encoded and calculated. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of securities trades, pricing and account servicing for the Funds. The Adviser has made compliance with the Year 2000 Issue a high priority and is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to its computer systems. The Adviser has also been informed that comparable steps are being taken by the Funds' other major service providers. The Adviser does not currently anticipate that the Year 2000 Issue will have a material impact on its ability to continue to fulfill its duties as investment adviser.


Federal Income Taxes

  Each Fund is a separate entity for federal tax purposes and intends to qualify for each taxable year for taxation as a "regu-


Standish Group of Tax-Sensitive
Equity and Tax Exempt Bond Funds       24                       January 28, 1998
lated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If it qualifies as a regulated investment company, each Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in accordance with certain timing and other requirements of the Code.

  Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Funds during October, November or December of the year but paid during the following January. Such distributions will be treated by shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

  Shareholders of the Equity Fund and Small Cap Fund which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions (as defined below) made by these Funds. Dividends paid by the Equity Fund and Small Cap Fund from net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or reinvested in Fund shares. The portion of such dividends attributable to qualifying dividends that Equity Fund or Small Cap Fund receives, if any, may qualify for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations under the Code.

  Each Tax Exempt Fund intends to satisfy applicable requirements of the Code so that its distributions to shareholders of the tax-exempt interest it earns will qualify as "exempt-interest dividends," which shareholders are entitled to treat as tax-exempt interest. Any portion of an exempt-interest dividend that is attributable to the interest a Tax Exempt Fund receives on certain tax-exempt obligations that are "private activity bonds" and, for corporate shareholders, the entire exempt-interest dividend, may increase a shareholder's liability, if any, for alternative minimum tax.

  Shareholders receiving social security benefits and certain railroad retirement benefits may be subject to federal income tax on a portion of such benefits as a result of receiving investment income, including tax-exempt income (such as exempt-interest dividends) and other dividends paid by the Funds. Shares of the Tax Exempt Funds may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development or private activity bonds, or persons related to "substantial users." Consult your tax adviser if you think this may apply to you.

  Shareholders in the Tax Exempt Funds which are taxable entities or persons will be subject to federal income tax on capital gain distributions (as defined below) from the Tax Exempt Funds and on any other dividends they receive from the Tax Exempt Funds that are not exempt-interest dividends. Dividends paid by a Tax Exempt Fund from any taxable net investment income, such as interest income from taxable debt obligations, accrued market discount recognized by the Fund, or repurchase agreements, and from any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or Fund shares. None of the Tax Exempt Funds' exempt-interest dividends, taxable income dividends or capital gain distributions will qualify for the corporate dividends received deduction.

  Dividends paid by any Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as capital gains, whether received in cash or Fund shares and without regard to how long the shareholder has held shares of the applicable Fund. Capital gain distributions are taxable for noncorporate shareholders at maximum federal income tax rates of 28% or 20%, or in rare cases 25%, depending upon the source. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions by a Fund may also be subject to state and local or foreign taxes.

  The Equity Fund and the Small Cap Fund may be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) from certain foreign investments (if any), which will reduce the yield or return from those investments. Such taxes may be reduced or eliminated pursuant to an income tax treaty in some cases. These Funds do not expect to qualify to pass such foreign taxes and any associated tax deductions or credits through to their shareholders.

  Redemptions and repurchases of shares are taxable events for shareholders that are subject to tax. Special rules disallow any losses on the sale or exchange of shares of the Tax Exempt Fund with a tax holding period of six months or less, to the extent the shareholder received exempt-interest dividends with respect to such shares, and recharacterize as long-term any otherwise allowable losses on the sale or exchange of the shares of any Fund with a tax holding period of six months or less, to the extent the shareholder received a capital gain distribution with respect to such shares.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends (other than exempt-interest dividends), capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the Funds with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary taxable dividends from the Funds and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the Funds, to backup withholding on certain payments from the Funds.

  A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, that a Fund's distributions are derived from interest on (or, in the case of intangibles property taxes, the value of its assets is attributable to) certain U.S. Government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state in which the shareholder is subject to tax or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied.


Standish Group of Tax-Sensitive
Equity and Tax Exempt Bond Funds       25                       January 28, 1998

Massachusetts Taxation of Distributions From the
Massachusetts Tax Exempt Fund

  To the extent that the Massachusetts Tax Exempt Fund's exempt-interest dividends are derived from interest on Massachusetts Municipal Securities and are properly designated as such, these distributions will also be exempt from Massachusetts personal income tax. For Massachusetts personal income tax purposes, dividends from the Fund's taxable net investment income (if any), federally tax-exempt income from obligations not described in the preceding sentence, and net short-term capital gains, if any, will generally be taxable as ordinary income, whether received in cash or additional shares. However, any dividends that are properly designated as attributable to interest the Fund receives on direct U.S. Government obligations will not be subject to Massachusetts personal income tax. For Massachusetts personal income tax purposes, long-term capital gains are generally taxed at a maximum rate of 5%, with the applicable tax rate decreasing in a prescribed manner as the tax holding period of the capital asset increases. The applicable statutory provision does not address the determination of the tax rates applicable to a mutual fund's capital gain distributions. The Massachusetts Department of Revenue (the "DOR") has proposed regulations pursuant to which capital gain distributions would be taxed at the maximum 5% rate unless a mutual fund reports to the DOR and the shareholder within a prescribed time period the portions of the distributions attributable to gains in each separate holding period category, in which case each such portion would be taxed at the rate applicable to the appropriate holding period category. The Massachusetts Tax Exempt Fund intends to provide information regarding its distributions in accordance with applicable laws. A portion of such a capital gain distribution will be exempt from Massachusetts personal income tax if it is properly designated as attributable to gains realized on the sale of certain tax-exempt bonds issued pursuant to Massachusetts statutes that specifically exempt such gains from Massachusetts taxation. These bonds are relatively few in number. Dividends from net investment income (including exempt- interest dividends) and from net long-term and short-term capital gains will be subject to, and shares of the Fund will be included in the net worth of intangible property corporations for purposes of, the Massachusetts corporation excise tax if received by a corporation subject to such tax.

                                       ***

  After the close of each calendar year, the Fund will send a notice to shareholders that provides information about the federal tax status of distributions to shareholders for such calendar year.

  Investors should consider the tax consequences of investing shortly prior to an anticipated taxable dividend or capital gain distribution. At the time of an investor's purchase of Fund shares, a portion of a Fund's net asset value per share may represent realized but undistributed net income or net capital gains, and this portion may be especially significant in amount before an annual or other periodic dividend or capital gain distribution. Distributions on such shares after their purchase that are paid from such income or gains will generally be taxable even though they reduce the net asset value of those shares and may economically represent a return of a portion of the purchase price.

The Funds and Their Shares

      The Trust was organized on August 13, 1986 as a Massachusetts business trust. In addition to the Funds offered in this Prospectus, the Trust offers other series to the public. Shareholders of each Fund are entitled to one full or fractional vote for each share of that Fund. There is no cumulative voting and shares have no preemption or conversion rights. All series of the Trust vote together except as provided in the 1940 Act or the Declaration of Trust. The Trust does not intend to hold annual meetings of shareholders. The Trustees will call special meetings of shareholders to the extent required by the Trust's Declaration of Trust or the 1940 Act. The 1940 Act requires the Trustees, under certain circumstances, to call a meeting to allow shareholders to vote on the removal of a Trustee and to assist shareholders in communicating with each other. Certificates for Fund shares are not issued.

  Inquiries concerning the Funds should be made by contacting Standish Fund Distributors at the address and telephone number listed on the back cover of this Prospectus.

  As of January 1, 1998, BDG &Co., 150 Federal Street, Boston, MA 02110, owned more than 25% of the then outstanding shares of the Massachusetts Tax Exempt Fund, and, as a result, is deemed to control the Massachusetts Tax Exempt Fund.

Custodian, Transfer Agent and Dividend-Disbursing Agent

  Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Funds' transfer and dividend-disbursing agent and as custodian of all cash and securities of the Funds.

Independent Accountants

  Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as independent accountants for the Trust and will audit each Fund's financial statements annually.


Standish Group of Tax-Sensitive
Equity and Tax Exempt Bond Funds       26                       January 28, 1998

Legal Counsel

  Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust, Standish Fund Distributors and the Adviser.

Tax Certification Instructions

  Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number ("TIN") and the TIN-related certifications contained in the Account Purchase Application ("Application") or you are otherwise subject to backup withholding. A Fund will not impose backup withholding as a result of your failure to make any certification, except the certifications in the Application that directly relate to your TIN and backup withholding status. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your federal income tax return.

  For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.

  Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Fund and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.


Standish Group of Tax-Sensitive
Equity and Tax Exempt Bond Funds       27                       January 28, 1998

Standish Group of Tax-Sensitive Equity and Tax Exempt Bond Funds
--------------------------------------------------------------------------------

                                 Investment Adviser

                            Standish, Ayer & Wood, Inc.
                                One Financial Center
                            Boston, Massachusetts 02111

         Independent Accountants                       Legal Counsel

        Coopers & Lybrand L.L.P.                     Hale and Dorr LLP
         One Post Office Square                       60 State Street
      Boston, Massachusetts  02109             Boston, Massachusetts  02109

          Principal Underwriter                          Custodian

    Standish Fund Distributors, L.P.          Investors Bank & Trust Company
          One Financial Center                     200 Clarendon Street
      Boston, Massachusetts  02111             Boston, Massachusetts  02116

================================================================================

No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.


Standish Group of Tax-Sensitive
Equity and Tax Exempt Bond Funds       28                       January 28, 1998

                      (This page intentionally left blank.)


Standish Group of Tax-Sensitive
Equity and Tax Exempt Bond Funds       29                       January 28, 1998

                       [STANDISH LOGO] STANDISH FUNDS(SM)
                                       One Financial Center
                                       Boston, MA 02111-2662
                                       (800) 729-0066

January 28, 1998

                                 [STANDISH LOGO]

                  STANDISH GROUP OF TAX-SENSITIVE EQUITY FUNDS
                                  P.O. Box 1407
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 729-0066

                       STATEMENT OF ADDITIONAL INFORMATION

                       Standish Tax-Sensitive Equity Fund
                  Standish Small Cap Tax-Sensitive Equity Fund
                   Standish Intermediate Tax Exempt Bond Fund
            Standish Massachusetts Intermediate Tax Exempt Bond Fund

   This combined Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the combined Prospectus dated January 28, 1998, as amended and/or supplemented from time to time, of Standish Tax-Sensitive Equity Fund ("Equity Fund"), Standish Small Cap Tax-Sensitive Equity Fund ("Small Cap Fund"), Standish Intermediate Tax Exempt Bond Fund ("Intermediate Tax Exempt Fund") and Standish Massachusetts Intermediate Tax Exempt Bond Fund ("Massachusetts Tax Exempt Fund"), each a separate investment series of Standish, Ayer & Wood Investment Trust (the "Trust"). The Equity Fund and the Small Cap Fund are referred to herein as the "Tax-Sensitive Funds" and the Intermediate Tax Exempt Fund and the Massachusetts Tax Exempt Fund are referred to herein as the "Tax Exempt Funds." Each of the Tax-Sensitive Funds and Tax-Exempt Funds are sometimes referred to herein individually as the "Fund" and collectively as the "Funds." This Statement of Additional Information should be read in conjunction with the Funds' Prospectus, a copy of which may be obtained without charge by writing or calling Standish Fund Distributors, L.P., the Trust's principal underwriter ("Standish Fund Distributors"), at the address and phone number set forth above.

   THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                           --------------------------

                                    CONTENTS

Investment Objectives and Policies ......  2
Investment Restrictions ................  16
Calculation of Performance Data ........  19
Management .............................  21
Purchase and Redemption of Shares ......  25
Portfolio Transactions .................  25
Determination of Net Asset Value .......  26
Federal and Massachusetts Income Taxes..  26
The Funds and Their Shares .............  30
Additional Information .................  31
Experts and Financial Statements .......  31

                       INVESTMENT OBJECTIVES AND POLICIES

   The Prospectus describes the investment objective and policies of each Fund. The following discussion supplements the description of the Funds' investment policies in the Prospectus. Each Fund's investment adviser is Standish, Ayer & Wood, Inc. (the "Adviser").

Portfolio Maturity and Duration (Tax Exempt Funds only)

   Under normal market conditions, the Tax Exempt Funds will maintain a dollar-weighted average portfolio maturity of between three and ten years. This means that the dollar-weighted average duration of the Tax Exempt Funds' portfolio investments will be less than the duration of a U.S. Treasury obligation with a remaining stated maturity of three to ten years.

   The effective maturity of an individual portfolio security in which the Tax Exempt Funds invest is defined as the period remaining until the earliest date when a Fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the Fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity. Unscheduled prepayments of principal have the effect of shortening the effective maturities of securities. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, securities may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled payments on securities purchased at a discount may result in a lower yield (and total return) to a Tax Exempt Fund than was anticipated at the time the securities were purchased. A Fund's reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the Fund.

   Duration represents the weighted average maturity of expected cash flows (i.e., interest and principal payments) on one or more debt obligations, discounted to their present values. The duration of an obligation is always less than or equal to its stated maturity and is related to the degree of the volatility in the market value of the obligation. Duration of an individual portfolio security is a measure of the security's price sensitivity taking into account expected cash flow and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, each Tax Exempt Fund will have to estimate the duration of debt obligations that are subject to prepayment or redemption by the issuer, based on projected cash flows from such obligations. Subject to the requirement that, under normal market conditions, each Tax Exempt Fund's dollar-weighted average portfolio maturity will not exceed ten years, the Funds may invest in individual debt obligations of any maturity, including obligations with a remaining stated maturity of less than three or more than ten years. The Tax Exempt Funds may each use various techniques to shorten or lengthen the option- adjusted duration of its portfolio, including without limitation the acquisition of debt obligations at a premium or discount, the use of futures contracts and the use of interest rate swaps, caps, floors and collars.

Municipal Securities

   The Tax Exempt Funds may invest in all kinds of municipal securities, including without limitation municipal notes, municipal bonds, private activity bonds and variable rate demand instruments.

   Because the Tax Exempt Funds invest in investment grade municipal securities, the income earned on shares of the Funds will tend to be less than it might be on a portfolio emphasizing lower quality securities. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected. Although the Tax Exempt Funds' quality standards are designed to minimize the credit risk of investing in the Funds, that risk cannot be entirely eliminated.

Municipal Notes

   The Tax Exempt Funds may invest in municipal notes. Municipal notes are generally issued to satisfy short-term capital needs and generally have maturities of one year or less. Municipal notes include: tax anticipation notes; revenue anticipation notes; bond anticipation notes; and construction loan notes.

   Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as Federal revenues available under the Federal Revenue Sharing Program. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction loan notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association ("Fannie Mae") or the Government National Mortgage Association ("Ginnie Mae"). There are also a number of other types of notes in which the Funds may invest which are issued for different purposes and secured differently from those described above.

Municipal Bonds

   The Tax Exempt Funds may invest in municipal bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "General Obligation" Bonds and "Revenue" Bonds.

   Issuers of General Obligation Bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of General Obligation Bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

   The principal security for a Revenue Bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue Bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

   Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously-issued bonds of these types and certain refundings of such bonds are not affected.

Other Municipal Securities

   There is a variety of hybrid and special types of municipal securities as well as numerous differences in the security of municipal securities both within and between the two principal classifications above.

Variable Rate Demand Instruments

   The Tax Exempt Funds may purchase variable rate demand instruments that are tax-exempt municipal obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit the Funds to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from the Funds for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

   The variable rate demand instruments that the Tax Exempt Funds may purchase are payable on demand on not more than seven calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to six months, and the adjustments are based upon the current interest rate environment as provided in the respective instruments. The Adviser may determine that an unrated variable rate demand instrument meets the Funds' quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria of the Funds. Thus, either the credit of the issuer of the municipal obligation or the guarantor bank or both will meet the quality standards of the Funds.

   The interest rate of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should decrease changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with a comparable portfolio of fixed income securities. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

   The maturity of the variable rate demand instruments held by a Tax Exempt Fund will ordinarily be deemed to be the longer of (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment.

Restricted and Illiquid Municipal Securities

   An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as the Tax Exempt Funds. Thus, the issue may not be considered to be a public offering. Unlike securities which must be registered under the Securities Act of 1933 prior to offer and sale, unless an exemption from such registration is available, municipal securities which are not publicly offered may nevertheless be readily marketable. A secondary market exists for many municipal securities which were not publicly offered initially.

   The Tax Exempt Funds limit investments in securities which are not readily marketable to less than 15% of net assets. The Adviser determines whether a municipal security is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Adviser believes that the quality standards applicable to the Funds' investments enhance marketability. In addition, stand-by commitments and demand obligations also enhance marketability.

Special Considerations Relating to Massachusetts
Municipal Securities

   The financial condition of the Commonwealth of Massachusetts (the "Commonwealth"), its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of, the Massachusetts Tax Exempt Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors affecting the financial condition of Massachusetts, and is based on information obtained from the Commonwealth, as publicly available on the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of the Commonwealth, and that there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by the Commonwealth.

Economic Factors Summary

   Annual budgeted revenues increased by approximately 7.1% in fiscal 1993. Annual budgeted revenues increased from fiscal 1993 to fiscal 1994 by approximately 5.7%, by approximately 5.4% in fiscal 1995, and by approximately 5.7% in fiscal 1996. Annual budgeted revenues are projected to increase by approximately 0.4% in fiscal 1997. Annual budgeted expenditures decreased from fiscal 1991 to fiscal 1992 by approximately 1.7%, increased by approximately 9.5% in fiscal 1993, increased by approximately 5.6% in fiscal 1994, increased by approximately 4.7% in fiscal 1995, and increased by approximately 4.0% in fiscal 1996. Annual budgeted expenditures are estimated to increase by approximately 4.9% in fiscal 1997. Fiscal 1993 ended with positive fund balances of $549.4 million, including $309.5 million in the Stabilization Fund. Fiscal 1994 ended with fund balances of $589.3 million, including $382.9 million in the Stabilization Fund. Fiscal 1995 ended with fund balances of $726 million, including $425.4 million in the Stabilization Fund. Fiscal 1996 ended with fund balances of approximately $1,152.5 million, including $543.3 million in the Stabilization Fund. Fiscal 1997 is estimated to show a year-end structural imbalance of $309.9 million, of which approximately $255 million is attributable to non-recurring factors (the largest being the $150.0 million personal income tax reduction). Fiscal 1997 is estimated to end with fund balances of approximately $862.9 million, which would be a 26.4% decrease from fiscal 1996.

1994 Fiscal Year

   The budgeted operating funds of the Commonwealth ended fiscal 1994 with a surplus of revenues and other sources over expenditures and other uses of $26.8 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $589.3 million. Budgeted revenues and other sources for fiscal 1994 totalled approximately $15.550 billion, including tax revenues of $10.607 billion, $87 million below the Department of Revenue's fiscal 1994 tax revenue estimate of $10.694 billion. Total revenues and other sources increased by approximately 5.7% from fiscal 1993 to fiscal 1994 while tax revenues increased by 6.8% for the same period. Commonwealth budgeted expenditures and other uses in fiscal 1994 totalled $15.523 billion, which is $826.5 million or approximately 5.6% higher than fiscal 1993 budgeted expenditures and other uses.

1995 Fiscal Year

   Fiscal 1995 tax revenue collections were approximately $11.163 billion, approximately $12 million above the Department of Revenue's revised fiscal year 1995 tax revenue estimate of $11.151 billion, approximately $556 million, or 5.2%, above fiscal 1994 tax revenues of $10.607 billion. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1995 were approximately $16.387 billion, approximately $837 million, or 5.4%, above fiscal 1994 budgeted revenues of $15.550 billion. Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.251 billion, approximately $728 million , or 4.7%, above fiscal 1994 budgeted expenditures and uses of $15.523 billion. The Commonwealth ended fiscal 1995 with an operating gain of $137 million and an ending fund balance of $726 million.

1996 Fiscal Year

   Budgeted operating funds of the Commonwealth ended fiscal 1996 with a surplus of revenues and other sources over expenditures and other uses of $446.4 million, resulting in aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $1.172 billion. Budgeted revenues and other sources for fiscal 1996 totalled approximately $17.328 billion, including tax revenues of approximately $12.049 billion. Budgeted revenues and other sources increased by approximately 5.7% from fiscal 1995 to fiscal 1996, while tax revenues increased by approximately 7.9% for the same period. Income tax withholding payments increased by approximately 8.0% from fiscal 1995, and total income tax collections by approximately 12.3%. (The Department of Revenue believes that the strong tax revenue growth in fiscal 1996 was due partly to one-time factors that may not recur in fiscal 1997. These include the rise in the stock and bond markets in calendar 1995, which may have created unusually large capital gains and thus increases in personal income tax payments in fiscal 1996. These factors have been incorporated into the Department's forecast for fiscal 1997 tax revenues.) Budgeted expenditures and other uses in fiscal 1996 totalled approximately $16.881 billion, an increase of approximately $630.6 million, or 3.9%, over fiscal 1995.

   The fiscal 1996 year-end transfer to the Stabilization Fund amounted to approximately $177.4 million, bringing the Stabilization Fund balance to approximately $625.0 million, which exceeded the amount, $543.3 million, that can remain in the Stabilization Fund by law. Under state finance law, year-end surplus amounts (as defined in the law) in excess of the amount that can remain in the Stabilization Fund are transferred to the Tax Reduction Fund, to be applied, subject to legislative appropriation, to the reduction of personal income taxes. The balance in the Tax Reduction Fund, as reflected in the 1996 Comptroller's Audited Financial Report, is approximately $231.7 million. Legislation approved by the Governor on July 30, 1996 appropriated $150 million from the Tax Reduction Fund for personal income tax reductions in fiscal 1997, to be implemented by a temporary increase in the amount of the personal exemption allowable for the 1996 taxable year. On January 23, 1997, the Governor filed legislation to appropriate the remaining balance of approximately $85 million (including interest earnings) in the Tax Reduction Fund for an additional temporary personal exemption increase during the 1997 taxable year.

   The Comptroller's report also demonstrates that tax revenues in fiscal 1996 were lower than the limit set by Chapter 29B of the General Laws (approximately $13.215 billion). See "COMMONWEALTH REVENUES -- Limitations on Tax Revenues."

1997 Fiscal Year

   On October 31, 1997, the Comptroller released the Commonwealth's statutory basis financial report for fiscal 1997. The report indicates that fiscal 1997 tax collections totaled approximately $12.864 billion, an increase of approximately $815 million, or 6.8%, over fiscal 1996 and approximately $357 million higher than the most recent official estimates released by the Secretary of Administration and Finance on May 20, 1997. Total fiscal 1997 budgeted revenues amounted to approximately $18.170 billion. Total fiscal 1997 budgeted expenditures were approximately $17.949 billion.

   On August 29, 1997, Acting Governor Cellucci singed the final fiscal 1997 supplemental appropriation bill. The legislation provided for approximately $195.0 million in additional fiscal 1997 appropriations, of which $63.7 million were carried forward into fiscal 1998, and continued $44.6 million in prior appropriations. The legislation also provided for several one-time transfers of funds to be charged to fiscal 1997. The legislation established a Capital Investment Trust Fund to be administered by the Secretary of Administration and Finance and provided for the transfer of $229.8 million to such fund to finance certain specified expenditures for equipment purchases, deferred maintenance and repairs, technology upgrades and capital purchases and improvements. The spending authorization will expire at the end of fiscal 1999, and any unexpended balances in the fund will be transferred at that time to the Commonwealth Stabilization Fund. The legislation directed the transfer of $100 million to the Stabilization Fund (in addition to the transfer required by the general provisions of the state finance law) and the transfer of $128 million to a Caseload Increase Mitigation Fund which had been established in the fiscal 1998 budget. Moneys in the Caseload Increase Mitigation Fund are available to fund expenditures under programs administered by the Department of Transitional Assistance in the event caseloads increase beyond the level contemplated by regular budgetary appropriations or the average level of the prior fiscal year, or to accommodate changes in federal funding of such programs. The amount transferred from fiscal 1997 revenues reflects the unanticipated federal revenue increase received by the Commonwealth attributable to federal welfare reform legislation. The legislation also provided for the transfer of $20.2 million to the Massachusetts Water Pollution Abatement Trust for state capitalization grants for the state revolving fund programs under the federal Clean Water Act and Safe Drinking Water Act.

1998 Fiscal Year

   The budget for fiscal 1998 was enacted by the Legislature on June 30, 1997 and approved by Governor Weld on July 10, 1997. (Appropriations covering the first two weeks of the fiscal year were enacted and approved on June 30, 1997.) The budget was based on a consensus tax revenue forecast of $12.85 billion, as agreed by both houses of the Legislature in March. The Executive Office for Administration and Finance revised the fiscal 1998 tax forecast to $13.06 billion on July 30, 1997 and, after a review of first quarter fiscal 1998 tax receipts, to $13.20 billion on October 15, 1997. (The fiscal 1998 budget amended the state finance law to change the required date for tax revenue estimates from September 25 to October 15.)

   On July 30, 1997, Acting Governor Cellucci filed legislation that would reduce the tax rate on certain income. The fiscal 1998 cost of this reduction is estimated at $196 million by the Executive Office for Administration and Finance.

   Preliminary results indicate that year-to-date tax collections through October, 1997 total approximately $4.033 billion, approximately $185 million, or 4.8% higher than collections in the corresponding period in fiscal 1997 and approximately $43 million higher than the midpoint of the benchmark range ($3.897 billion to $4.082 billion) contemplated by the Department of Revenue's estimate.

   The fiscal 1998 budget provides for total appropriations of approximately $18.4 billion, a 3.8% increase over estimated fiscal 1997 expenditures. Governor Weld vetoed or reduced appropriations totaling $3.3 million. The budget incorporates tax cuts valued by the Department of Revenue at $61 million and provides for an accelerated pension funding schedule.

   On July 10, 1997, Governor Weld filed a supplemental appropriation bill for fiscal 1998 which would reduce existing fiscal 1998 appropriations to public higher education institutions in the Commonwealth by $24 million and create a $24 million reserve, to be administered by the Board of Higher Education, to offset reductions in student fees during fiscal 1998 at the various campuses. The bill would also prohibit increases in student fees after July 1, 1997 without the approval of the Board of Higher Education. The bill has been referred to the House Ways and Means Committee.

   On October 6, 1997, Acting Governor Cellucci filed a bill recommending supplemental appropriations for fiscal 1998 totaling $51.6 million for the construction and repair of local roads and bridges. On October 17, 1997, an additional fiscal 1998 supplemental appropriations bill was filed by Acting

Governor Cellucci recommending spending of $37.5 million to provide for certain unanticipated obligations of the Commonwealth. The bill also proposes the transfer off-budget of the $128 million Caseload Increase Mitigation Fund to a trust fund and of a $206 million Department of Medical Assistance reserve to indemnify certain medical facilities against losses that might result from providing uncompensated care. Both supplemental appropriation bills are being considered by the House Committee on Ways and Means.

Cash Flow

   The Commonwealth ended fiscal 1997 with a cash balance of approximately $902.0 million, not including the Stabilization Fund ending balance of $575.0 million. The most recent cash flow projections for fiscal 1998 were released by the State Treasurer and the Secretary of Administration and Finance on August 25, 1997. The forecast was based on the fiscal 1998 budget signed by Governor Weld on July 10, 1997, revenue and spending estimates prepared by the Executive Office for Administration and Finance and actual results through July, 1997. Pending action by the Governor on the final fiscal 1997 supplemental appropriation bill enacted by the Legislature on August 21, 1997 (which was signed by Acting Governor Cellucci on August 29, 1997), such estimates assumed additional fiscal 1997 appropriations of $212.0 million and the continuation into fiscal 1998 of $118.0 million in unspent fiscal 1997 appropriations.

   Fiscal 1998 is projected to end with a cash balance of $693.1 million, without regard to any fiscal 1998 activity that may occur after June 30, 1998. The cash flow statement notes that general obligation bonds were issued for capital projects in August, 1997 in the amount of $250 million and forecasts that an additional $800 million of general obligation bonds, as well as $105 million of special obligation bonds, will be issued for such purposes during the remainder of the fiscal year. Neither the issuance of transit notes nor commercial paper for operating purposes is forecast.

   The cash flow statement notes that the Massachusetts Turnpike Authority and the Massachusetts Port Authority are required to make payments to the Commonwealth in connection with the Central Artery/Ted Williams Tunnel project and forecasts that the Commonwealth will receive $400 million in the aggregate during fiscal 1998 from such authorities or from the issuance of Commonwealth notes in anticipation of payments from such authorities. (The statement also notes that the Commonwealth has the statutory authority to issue bonds to pay any such notes.) The statement further forecasts, in connection with the Central Artery/Ted Williams Tunnel project, that the Commonwealth will issue $175 million of notes in anticipation of future federal highway grants, noting that federal funding for such purposes has not yet been authorized beyond September 30, 1997.

   The ending balances reported for fiscal 1997 and projected for fiscal 1998 are likely to differ from the ending balances for the Commonwealth's budgeted operating funds for those years because of timing differences and the effect of non-budget items.

Revenues

   In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non- budgeted funds. In fiscal 1996, approximately 70.3% of the Commonwealth's annual revenues were derived from state taxes. In addition, the federal government provided approximately 16.9% of annual revenues, with the remaining 12.8% provided from departmental revenues and transfers from non- budgeted funds.

   The major components of state taxes are the income tax, which accounts for 55.7% of total projected tax revenues in fiscal 1996, the sales and use tax, which accounted for 21.7%, and the business corporation tax, which accounted for approximately 7.3%. Other tax and excise sources account for the remaining 15.3% of total fiscal 1996 tax revenues.

Income Tax

   The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.95% is applied to income from employment, professions, trades, businesses, partnerships, rents, royalties, taxable pensions and annuities and interest from Massachusetts banks; and a rate of 12% is applied to other interest (although interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt), dividends; and a rate ranging from 12% on capital gains from the sale of assets held for one year and less to 0% on capital gains from the sale of certain assets held more than six years.

   Under Chapter 151 of the Acts of 1990 up to 15% of state income tax revenue is pledged to the payment of debt service on approximately $383.0 million of outstanding Fiscal Recovery Bonds issued pursuant to Chapter 151.

   State income tax revenues increased 7.9% from fiscal 1995 to fiscal 1996. State income tax revenues are projected to decrease by 2.9% in fiscal 1997.

Limitations on Tax Revenues

   In Massachusetts efforts to limit and reduce levels of taxation have been underway for several years. Limits were established on state tax revenues by legislation enacted on October 25, 1986 and by an initiative petition approved by the voters on November 4, 1986. The two measures are inconsistent in several respects.

   Chapter 62F, which was added to the General Laws by initiative petition in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. Unlike Chapter 29, as described below, the initiative petition did not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that "although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems, and payment of principal and interest on debt and other obligations of the Commonwealth."

   The legislation enacted in October 1986, which added Chapter 29B to the General Laws, also establishes an allowable state revenue growth factor by reference to total wages and salaries in the Commonwealth. However, rather than utilizing a three-year average wage and salary growth rate, as used by Chapter 62F, Chapter 29B utilizes an allowable state revenue growth factor equal to one-third of the positive percentage gain in Massachusetts wages and salaries, as reported by the federal government, during the three calendar years immediately preceding the end of a given fiscal year. Additionally, unlike Chapter 62F, Chapter 29B allows for an increase in maximum state tax revenue to fund an increase in local aid and excludes from its definition of state tax revenues (i) income derived from local option taxes and excises, and (ii) revenues needed to fund debt service costs.

   Tax revenues in fiscal 1991 through fiscal 1996 were lower than the limit set by either Chapter 62F or Chapter 29B. The Executive Office for Administration and Finance currently estimates that State tax revenues in fiscal 1997 will not reach the limit imposed by either of these statutes.

Commonwealth Programs and Services

   Fiscal 1994 budgeted expenditures were $15.533 billion, an increase of 5.7% from fiscal 1993. Fiscal 1995 budgeted expenditures were $16.259 billion, an increase of 4.7% from fiscal 1994. Fiscal 1996 budgeted expenditures were $16.896 billion, an increase of 4.0% from fiscal 1995. It is estimated that fiscal 1997 budgeted expenditures will be $17.949 billion, an increase of 4.9% over fiscal 1996 levels.

Local Aid

   In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2 1/2, is not a provision of the state constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2, as amended to date, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein, and (ii) 2.5% over the previous year's levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. Proposition 2 1/2 also limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (1) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital project to be excluded from the limits by a majority vote at a general or special election. At the time Proposition 2 1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenues. Between fiscal 1981 and fiscal 1996, the aggregate property tax levy grew from $3.347 billion to $5.924 billion, representing an increase of approximately 77%. By contrast according to federal Bureau of Labor Statistics, the consumer price index for all urban consumers in Boston grew during the same period by approximately 92%.

Commonwealth Financial Support for Local Governments

   During the 1980's, the Commonwealth increased payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of Proposition 2 1/2 on local programs and services. In fiscal 1997, approximately 20% of the Commonwealth's budget is estimated to be allocated to Local Aid. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance.

   Direct Local Aid increased from fiscal 1992 to 2.547 billion in fiscal 1993, and increased to $2.727 billion in fiscal 1994. Fiscal 1995 expenditures for direct Local Aid were 2.976 billion, which was an increase of approximately 9.1% above the fiscal 1994 level. Fiscal 1996 expenditures for direct Local Aid were $3.246 billion, which was an increase of approximately 9.1% above the fiscal 1995 level. It is estimated that fiscal 1997 expenditures for direct Local Aid will be $3.538 billion, an increase of approximately 9.0% above fiscal 1996.

Debt Service

   During the 1980's, state financed capital expenditures grew substantially. Capital spending by the Commonwealth in the Capital Projects Funds rose from approximately $600.0 million in fiscal 1987 to $971.0 million in fiscal 1989. In November 1988, the Executive Office for Administration and Finance established an administrative limit on state financed capital spending in the Capital Projects Funds of $925.0 million per fiscal year. Capital expenditures were $694.1 million, $575.9 million, $760.9 million, $902.2 million and $908 million in fiscal 1992, fiscal 1993, fiscal 1994, fiscal 1995 and fiscal 1996, respectively. Capital expenditures are projected to be approximately $900.0 million in fiscal 1997.

   The growth of capital expenditures during the 1980's accounts for the significant rise in annual debt service expenditures since fiscal 1989. Debt service payments on general obligation bonds and notes in fiscal 1992 were $898.3 million, representing a 47% decrease from fiscal 1991, which resulted from a $261.0 million one-time reduction achieved through the issuance of refunding bonds in September and October 1991. Debt service expenditures for fiscal 1993, fiscal 1994, fiscal 1995 and fiscal 1996 were $1.14 billion, $1.155 billion, $1.230 billion and $1.183 billion, respectively, and are projected to be $1.289 billion for fiscal 1997. The amounts noted represent debt service payments on Commonwealth debt (including the Fiscal Recovery Bonds and the Special Obligation Bonds) but do not include debt service on notes issued to finance certain Medicaid related liabilities, which were paid in full from non-budgeted Funds. Also excluded are debt service contract assistance payments to the MBTA ($232.9 million projected in fiscal 1997), the Massachusetts Convention Center Authority ($24.6 million projected in fiscal 1997), the Massachusetts Government Land Bank ($6.0 million projected in fiscal 1997), the Massachusetts Water Pollution Abatement Trust ($24.6 million projected in fiscal 1997) and grants to municipalities under the school building assistance program to defray a portion of the debt service costs on local school bonds ($187.9 million projected in fiscal 1997).

   In January 1990, legislation was enacted to impose a limit on debt service in Commonwealth budgets beginning in fiscal 1991. The law, as amended, which is codified as Section 60B of Chapter 29 of the General Laws, provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt (excluding the Fiscal Recovery Bonds) of the Commonwealth. This law may be amended or repealed by the Legislature or may be superseded in the General Appropriation Act for any year.

   It should be noted that the Massachusetts Water Resources Authority is undertaking capital projects for the construction and rehabilitation of sewage collection and treatment facilities in order to bring wastewater discharges into Boston Harbor into compliance with federal and state pollution control requirements. The harbor cleanup project is estimated to cost $3.5 billion in 1994 dollars. Work in the project began in 1988 and is expected to be completed in 1999, with the most significant expenditures occurring between 1990 and 1999. The majority of the project's expenditures will be paid for by local communities, in the form of user fees, with federal and state sources making up the difference.

   In addition, it should be noted that additional state spending authorization for the Central Artery/Ted Williams Tunnel project and other transportation projects is contained in transportation bond legislation approved by Governor Weld on May 16, 1997. The legislation authorizes $1.545 billion in spending on federally assisted projects (approximately $1.040 billion for the Central Artery/Ted Williams Tunnel project and $504.7 million for other projects), to be funded by $345 million in state bonds and $1.2 billion in federal grants. The legislation authorizes an additional $1.159 billion in future spending for the Central Artery/Ted Williams Tunnel project, to be funded in part by $358.8 million in state bonds.

Ratings

   Standard & Poor's currently rates the Commonwealth's general obligation debt and related guaranteed bonds as "AA-." Moody's currently rates the Commonwealth's general obligation debt as "A1." Fitch Investors currently rates the Commonwealth's general obligation debt as "A+." No assurance can be given that the rating agencies will not further adjust their ratings or their outlooks. A ratings change would probably affect the value of the Commonwealth's general obligations as well as those of other entities which rely on the Commonwealth for partial or full funding.

Foreign Securities

   Foreign securities may be purchased and sold by the Tax-Sensitive Funds on foreign stock exchanges or in over-the-counter ("OTC") markets (but persons affiliated with the Fund will not act as principal in such purchases and sales). Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange ("NYSE"), and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although each Tax-Sensitive Fund will endeavor to achieve the most favorable net results on its foreign portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies abroad than in the United States.

   The dividends and interest payable on certain of the Tax-Sensitive Funds' foreign portfolio securities may be subject to foreign withholding taxes and in some cases capital gains from such securities may also be subject to foreign tax, thus reducing the net amount of income or gain available for distribution to the Tax-Sensitive Funds' respective shareholders.

   Investors should understand that the expense ratios of the Tax-Sensitive Funds may be higher than that of investment companies investing exclusively in domestic securities because of the cost of maintaining the custody of foreign securities.

   The Tax-Sensitive Funds may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts and Shares ("ADRs" and "ADSs"), Global Depository Receipts and Shares ("GDRs" and "GDSs") and European Depository Receipts and Shares ("EDRs" and "EDSs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts" and "Depository Shares"). ADRs and ADSs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs and ADSs are quoted in U.S. dollars and are traded in the United States on exchanges or OTC and are sponsored and issued by domestic banks. EDRs and EDSs and GDRs and GDSs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and EDSs and GDRs and GDSs are not necessarily quoted in the same currency as the underlying security. To the extent that a Tax-Sensitive Fund acquires unsponsored Depository Receipts or Shares (i.e., Depository Receipts or Shares acquired from banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts or Shares to issue and service such Depository Receipts or Shares), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings involving the foreign issuer, in a timely manner. In addition, certain benefits which may be associated with the security underlying the Depository Receipt or Share may not inure to the benefit of the holder of such Depository Receipt or Share. Further, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts or Shares does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts or Shares is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipt or Share and the underlying securities are quoted. However, by investing in Depository Receipts or Shares, such as ADRs or ADSs, that are quoted in U.S. dollars, a Tax-Sensitive Fund will avoid currency risks during the settlement period for purchases and sales.


Investing in Securities of Emerging Market Countries

   The Tax-Sensitive Funds may also invest, to a limited degree, in securities of issuers of emerging market countries. Investing in the securities of emerging market countries involves considerations and potential risks not typically associated with investing in the securities of U.S. issuers whose securities are principally traded in the United States. These risks may be related to (i) restrictions on foreign investment and repatriation of capital; (ii) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of the Asian countries compared to the U.S. securities markets; (iii) economic, political and social factors; and (iv) foreign exchange matters such as fluctuations in exchange rates between the U.S. dollar and the currencies in which a Fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. A Fund's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Funds, the Adviser and its affiliates and their respective clients and other service providers. The Funds may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on each Fund's performance and may adversely affect the liquidity of each Fund's investments to the extent that it invests in emerging market countries.

   Investment and Repatriation Restrictions. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's investment in certain emerging market countries, require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In certain countries, the Funds may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Funds. From time to time, the Adviser may determine that investment and repatriation restrictions in certain emerging market countries negate the advantages of investing in such countries and no Fund is required to invest in any emerging market country.

   In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. The Adviser may determine from time to time to invest in the securities of emerging market countries which may impose restrictions on foreign investment and repatriation that cannot currently be predicted. Due to restrictions on direct investment in equity securities in certain emerging market countries, such as Taiwan, the Funds may invest only through investment funds in such emerging market countries.

   The repatriation of both investment income and capital from several emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Funds to the extent that they invest in emerging market countries.

   Market Characteristics. All of the securities markets of emerging market countries have substantially less volume than the NYSE. Equity securities of most emerging market Companies are generally less liquid and subject to greater price volatility than equity securities of U.S. companies of comparable size. Some of the stock exchanges in the emerging market countries are in the earliest stages of their development.

   Certain of the securities markets of emerging market countries are marked by high concentrations of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Even the market for relatively widely traded securities in the emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. The less liquid the market, the more difficult it may be for a Fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the Adviser to be appropriate. The risks associated with the liquidity of a market may be particularly acute in situations in which a Fund's operations require cash, such as the need to meet redemption requests for its shares, to pay dividends and other distributions and to pay its expenses. To the extent that any emerging market country experiences rapid increases in its money supply and investment in equity securities is made for speculative purposes, the equity securities traded in any such country may trade at price-earnings ratios higher than those of comparable companies trading on securities markets in the United States. Such price-earnings ratios may not be sustainable.

   Settlement procedures in emerging market countries are less developed and reliable than those in the United States and in other developed markets, and a Fund may experience settlement delays or other material difficulties. In addition, significant delays are common in registering transfers of securities, and a

Fund may be unable to sell such securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

   Brokerage commissions and other transactions costs on securities exchanges in emerging market countries are generally higher than in the United States. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies in emerging market countries than exists in the United States. Brokers in emerging market countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

   Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market company may not reflect its financial position or results of operations in the same manner as financial statements for U.S. companies. Substantially less information may be publicly available about issuers in emerging market countries than is available about issuers in the United States.

   Economic, Political and Social Factors. Many emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt financial markets of emerging market countries and adversely affect the value of a Fund's assets so invested.

   Few emerging market countries have fully democratic governments. Some governments in the region are authoritarian in nature or are influenced by armed forces which have been used to control civil unrest. During the course of the last 25 years, governments of certain emerging market countries have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religions and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Several emerging market countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurrections.

   The economies of most emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the emerging securities markets. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

   There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of a Fund held in emerging market or other foreign countries. Governments in certain emerging market countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could have a significant adverse effect on market prices of securities and payment of dividends.


Money Market Instruments and Repurchase Agreements

   The money market instruments include short-term U.S. Government securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs) of foreign (Tax-Sensitive Funds only) and domestic issuers, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.

   U.S. Government securities include securities which are direct obligations of the U.S. Government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. Government, which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the U.S. Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.

   Investments in commercial paper will be rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("S&P") or Duff 1+ by Duff & Phelps, which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or which, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, are judged by the Adviser to be of equivalent quality to the securities so rated. In determining whether securities are of equivalent quality, the Adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.

   A repurchase agreement is an agreement under which a Fund acquires money market instruments (generally U.S. Government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the Fund and is unrelated to the interest rate on the instruments. The instruments acquired by a Fund (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the custodian bank for the Fund until they are repurchased. The Trustees will monitor the standards which the Adviser will use in reviewing the creditworthiness of any party to a repurchase agreement with the Funds.

   The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by a Fund at a time when their market value has declined, the Fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by a Fund are collateral for a loan by the Fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that a Fund may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

Strategic and Derivative Transactions

   Each Fund may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific equity or fixed income market movements), to manage the effective maturity or duration of fixed income securities (Tax Exempt Funds only) or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each Fund may change over time as new instruments and strategies are developed or regulatory changes occur.

   In the course of pursuing their investment objectives, each Fund may purchase and sell (write) exchange-listed and OTC put and call options on securities, equity indices (Tax-Sensitive Funds only), fixed income indices (Tax Exempt Funds only), and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as caps, swaps, floors and collars (Tax Exempt Funds only); and, to the extent a Tax-Sensitive Fund invests in foreign securities, enter into currency transactions such as forward foreign currency exchange contracts, cross-currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate (Tax-Sensitive Funds only) fluctuations, to seek to protect a Fund's unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, to seek to manage the effective maturity or duration of the Tax Exempt Funds' portfolios or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time and, to the extent necessary, the Funds will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating a Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that the Equity Fund is underweighted in cyclical stocks and overweighted in consumer stocks, the Equity Fund may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the Fund's net loss exposure.

   The ability of a Fund to utilize Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market and currency and interest rate movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Funds' activities involving Strategic Transactions may be limited in order to enable the Funds to satisfy the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company and by the Funds' tax- related objectives due to the fact that Strategic Transactions may produce taxable income or short-term capital gain in many cases and the applicable tax rules may make it more difficult to control the timing of gains or losses.

Risks of Strategic and Derivative Transactions

   Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The risks associated with the Funds' transactions in options, futures and other types of derivative securities including swaps may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. The writing of put and call options may result in losses to the Funds, force the purchase or sale, respectively of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Funds can realize on their respective investments or cause the Funds to hold a security they might otherwise sell or sell a security it might otherwise hold. The use of currency transactions by a Tax-Sensitive Fund can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, the Funds might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a Fund in writing options and entering into futures transactions is potentially unlimited; however, as described above, each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

Risks of Strategic and Derivative Transactions Outside the United States

   When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

General Characteristics of Options

   Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund's assets in special accounts, as described below under "Use of Segregated Accounts."

   A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised) the underlying security, commodity, index, or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised) the underlying instrument at the exercise price. A Fund may purchase a call option on a security, currency (Tax-Sensitive Funds), futures contract, index or other instrument to seek to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Funds are authorized to purchase and sell exchange listed options and OTC options. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

   With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

   A Fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

   The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

   OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Funds will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. OTC options purchased by the Funds and portfolio securities "covering" the amount of the Funds' obligation pursuant to an OTC option sold by them (the cost of the sell-back plus the in-the- money amount, if any) are subject to the Funds' restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Board of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The Funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

   Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security, currency (Tax- Sensitive Funds) or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Funds will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker/dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the Adviser.

   If a Fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale (writing) of put options can also provide income.

   Each Fund may purchase and sell (write) call options on equity (Tax-Sensitive Funds only) and debt (Tax Exempt Funds only) securities including U.S. Treasury and agency securities, municipal notes and bonds (Tax Exempt Funds only) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies (Tax-Sensitive Funds only) and futures contracts. All call options sold by the Funds must be "covered" (i.e., the Fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help offset any loss, the Fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call option sold by a Fund also exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

   Each Fund may purchase and sell (write) put options on equity (Tax-Sensitive Funds only) and debt (Tax Exempt Funds only) securities including U.S. Treasury and agency securities, municipal notes and bonds (Tax Exempt Funds only) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies (Tax-Sensitive Funds only) and futures contracts. A Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices

   Each Fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, the Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian) upon conversion or exchange of other securities in their portfolios.

General Characteristics of Futures

   Each Fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a Fund, as purchaser, to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.

   The Funds' use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the Commodity Futures Trading Commission (the "CTFC") relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that the Funds may use commodity futures and option positions
(i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CTFC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net the amount the positions were "in the money" at the time of purchase) do not exceed 5% of each Fund's respective net asset value, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with its custodian for the benefit of a futures commission merchant (or directly with the Futures Commission merchant), as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Funds. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Combined Transactions

   Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, and multiple interest rate transactions, structured notes and any combination of futures, options, currency (Tax-Sensitive Funds only), multiple currency transactions (including forward currency contracts) (Tax-Sensitive Funds only) and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Currency Transactions

   The Tax-Sensitive Funds may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into OTC currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the Adviser.

   The Tax-Sensitive Funds' dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic and Derivative Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

   A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

   Each Tax-Sensitive Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. For example, a Fund may hold a French security and the Adviser may believe that French francs will deteriorate against German marks. The Fund would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Fund to declines in the value of the German mark relative to the U.S. dollar.

   To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Tax-Sensitive Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers that the Austrian schilling is linked to the German mark, a Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Funds if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Funds are engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions

   Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Tax-Sensitive Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors, Spreads and Collars

   Among the Strategic Transactions into which each of the Funds may enter are interest rate, currency rate (Tax-Sensitive Funds only) and index swaps and the purchase or sale of related caps, floors, spreads and collars. The Funds expect to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of their portfolios, protecting against currency fluctuations (Tax-Sensitive Funds only), as a duration management technique (Tax Exempt Funds only) or protecting against an increase in the price of securities a Fund anticipates purchasing at a later date. Swaps, caps, floors, spreads and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, each Fund will attempt to limit its net loss exposure resulting from swaps, caps, floors, spreads and collars and other Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar or a spread is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

   The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The Funds will not enter into any swap, cap, floor, spread or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, spreads and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors, spreads and collars are considered illiquid for purposes of each Fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors, spreads and collars. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors, spreads and collars are illiquid, and are subject to each Fund's limitation on investing in illiquid securities.

Eurodollar Contracts

   Each Fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Use of Segregated Accounts

   Each Fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. A Fund will not enter into Strategic Transactions that expose the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. The Funds may have to comply with any applicable regulatory requirements designed to make sure that mutual funds do not use leverage in Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with the custodian bank (or marked on the Funds' records as segregated) in the amount prescribed. In that case, the Funds' custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the applicable Fund's obligations on the related Strategic Transactions. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

"When-Issued," "Delayed Delivery" and "Forward Commitment" Securities

   The Tax Exempt Funds may commit up to 40% of their net assets to purchase securities on a "when-issued" and "delayed delivery" basis. Delivery and payment for the securities purchased on a when-issued or delayed delivery basis will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time the Funds enter into such commitments, but interest will not accrue to the Funds until delivery of and payment for the securities. Although the Funds will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, the Funds may sell the securities before the settlement date if deemed advisable by the Adviser.

   Unless the Funds have entered into an offsetting agreement to sell the securities purchased on a when issued or delayed delivery basis, cash or liquid obligations with a market value at least equal to the amount of the Funds' commitment will be segregated with the Funds' custodian bank. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the Funds' commitment.

   Securities purchased on a "when-issued" and "delayed delivery" basis may have a market value on delivery which is less than the amount paid by a Tax Exempt Fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise. The Funds may sell portfolio securities on a delayed delivery basis. The market value of the securities when they are delivered may be more than the amount to be received by the Funds.

Other Investment Companies

   The Tax-Sensitive Funds may each, subject to authorization by the Trustees, invest all of its investable assets in the securities of a single open-end registered investment company (a "Portfolio"). If authorized by the Trustees, a Fund would seek to achieve its investment objective by investing in a Portfolio, which Portfolio would invest in a portfolio of securities that complies with the Fund's investment objectives, policies and restrictions. The Trustees do not intend to authorize investing in this manner at this time.

                             INVESTMENT RESTRICTIONS

   Each Fund has adopted certain fundamental and non-fundamental policies in addition to those described under "Investment Objectives and Policies" in the Prospectus. A Fund's fundamental policies cannot be changed unless the change is approved by the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of that Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of that Fund. A Fund's non-fundamental policies may be changed by the Board of Trustees, without shareholder approval, in accordance with applicable laws, regulations or regulatory policy.

   Standish Intermediate Tax Exempt Bond Fund. As a matter of fundamental policy, the Tax Exempt Fund may not:

   1. Issue senior securities, borrow money or pledge or mortgage its assets, except that the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets, and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

   2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

   3. Purchase real estate or real estate mortgage loans, although the Fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein and may purchase, hold and sell real estate acquired as a result of ownership of securities or other instruments.

   4. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

   5. Purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and options on financial futures contracts.

   6. Lend portfolio securities, except that the Fund may enter into repurchase agreements which are terminable within 7 days.

   7. Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

   8. Invest more than an aggregate of 15% of the net assets of the Fund in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

Standish Massachusetts Intermediate Tax Exempt Bond Fund

   As a matter of fundamental policy, the Massachusetts Tax Exempt Fund may not:

   1. Issue senior securities, borrow money or pledge or mortgage its assets, except that the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets, and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

   2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

   3. Purchase real estate or real estate mortgage loans, although the Fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein and may purchase, hold and sell real estate acquired as a result of ownership of securities or other instruments.

   4. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

   5. Purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and options on financial futures contracts.

   6. Lend portfolio securities, except that the Fund may enter into repurchase agreements which are terminable within seven days.

   7. Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer (in determining the issuer of a tax-exempt security, identification of the issuer will be based upon a determination of the source of assets and revenues committed to meeting interest and principal payments of each security).

   8. Invest more than an aggregate of 15% of the net assets of the Fund in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

Standish Tax-Sensitive Equity Fund and Standish Small Cap Tax-Sensitive Equity Fund

   As a matter of fundamental policy, each of the Standish Small Cap Tax-Sensitive Equity Fund and Standish Tax-Sensitive Equity Fund may not:

   1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; provided, however, that the Fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the Fund.

   2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

   3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value
      (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

   4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933; provided, however, that the Fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the Fund.

   5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

   6. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

   7. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

   8. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

   9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

      a. such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

      b. such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the Fund.

   For purposes of the fundamental investment restriction (1) regarding industry concentration, the Adviser generally classifies issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

   As a matter of non-fundamental policy, each Fund may not:

   (a) Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

   (b) Purchase securities of any other investment company except as permitted by the 1940 Act.

   (c) Invest more than 15% of its net assets in securities which are illiquid (this policy is fundamental with respect to the Tax Exempt Funds).

   (d) Purchase additional securities if the Fund's borrowings exceed 5% of its net assets (this policy is fundamental with respect to the Tax Exempt Funds).

   As a matter of non-fundamental policy, the Tax Exempt Funds may not own more than 10% of the outstanding voting securities of any one issuer. Because municipal securities are not voting securities, there is no limit on the percentage of a single issuer's municipal bonds which the Tax Exempt Funds may own so long as, as to 75% of their total assets, they do not invest more than 5% of their total assets in the securities of the issuer. Consequently, the Tax Exempt Funds may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities.

   Although they are allowed to do so as a matter of fundamental policy, the Tax Exempt Funds do not expect to invest in securities (other than securities of the U.S. Government, its agencies or instrumentalities and municipal securities) if more than 25% of the current value of their total assets would be invested in a single industry. Although governmental issuers of municipal securities are not considered part of any "industry," municipal securities backed only by the assets and revenues of nongovernmental users may, for this purpose, be deemed to be issued by such nongovernmental users (e.g., industrial development bonds) and constitute an "industry." Thus, the Tax Exempt Funds do not expect that more than 25% of their assets will be invested in obligations deemed to be issued by nongovernmental users in any one industry (e.g., industrial development bonds for health care facilities) and in taxable obligations of issuers in the same industry. However, it is possible that the Tax Exempt Funds may invest more than 25% of their assets in a broader sector of the market for municipal securities.

   Determining the issuer of a tax-exempt security will be based upon the source of assets and revenues committed to meeting interest and principal payments of each security. A security guaranteed or otherwise backed by full faith and credit of a governmental entity would generally be considered to represent a separate security issued by such guaranteeing entity and by the primary obligor. However, a guarantee of a security shall not be deemed to be a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by the Tax Exempt Funds is less than 10% of the value of the total assets of the Funds. Securities backed only by the assets and revenues of nongovernmental users will be deemed to be issued by such nongovernmental users.

   The Tax-Sensitive Funds have no current intention of lending portfolio securities or entering into reverse repurchase agreements or forward roll transactions. None of the Funds have any current intention to borrow money for other than temporary of emergency purposes.

   Notwithstanding any other fundamental or non-fundamental investment restriction or policy, the Tax-Sensitive Funds may each invest all of its assets in the securities of a single open-end registered investment company with substantially the same fundamental investment objectives, restrictions and policies as the Fund.

                                      *****

   If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a Fund's assets will not constitute a violation of the restriction.

                         CALCULATION OF PERFORMANCE DATA

   As indicated in the Prospectus, each Fund may, from time to time, advertise certain total return information and the Tax Exempt Funds may also advertise certain yield and tax equivalent yield information. The average annual total return of a Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                   P(1+T)^n=ERV

   The yield of the Tax Exempt Funds is computed by dividing the net investment income per share earned during a base period of 30 days, or one month, by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Funds, all recurring fees that are charged to all shareholder accounts and any non-recurring charges for the period stated. In particular, yield is determined according to the following formula:

                            Yield = 2[((A-B/CD) + 1)^6 - 1]

   Where: A = dividends and interest earned during the period; B = net expenses accrued for the period; C = average daily number of shares outstanding during the period that were entitled to receive dividends; D = the maximum offering price (net asset value) per share on the last day of the period.

   Tax equivalent yield is the net annualized taxable yield needed to produce a specified tax exempt yield at a given tax rate based on a specified 30-day (or one month) period, assuming semi- annual compounding of income. The taxable equivalent yield for the Tax Exempt Funds is based upon each Fund's current tax-exempt yield and an investor's marginal tax rate. The formula is:

   Portfolio's Tax-Free Yield = Taxable Equivalent Yield
   --------------------------
   100% - Marginal Tax Rate

   The Funds' average annual total return for the one-year and since inception periods ended September 30, 1997, and the Tax Exempt Funds' average annualized yield and tax-equivalent yield for the 30-day period ended September 30, 1997 were as follows:

                           Average Annual Total Return
                                                           Tax-
                                    Since               Equivalent
Fund                   1-Year    Inception(1)   Yield      Yield
-------------------------------------------------------------------
Equity Fund            51.19%      39.86%         n/a       n/a
Small Cap Fund         38.50%      32.37%         n/a       n/a
Intermediate Tax
   Exempt Fund          8.27%       6.84%        4.36%    7.21%(2)
Massachusetts Tax
   Exempt Fund          7.55%       6.07%        4.30%    8.09%(2)

----------
(1) The Tax-Sensitive Funds commenced operations on January 2, 1996 and the Tax Exempt Funds commenced operations on November 2, 1992.

(2) The Intermediate Tax Exempt Fund's tax-equivalent yield assumes a federal income tax rate of 39.6% and the Massachusetts Tax Exempt Fund's tax-equivalent yield assumes a combined federal and Massachusetts tax rate of 46.85%.

   The Tax Exempt Funds may also quote non-standardized yield, such as yield-to-maturity ("YTM"). YTM represents the rate of return an investor will receive if a long-term, interest bearing investment, such as a bond, is held to its maturity date. YTM does not take into account purchase price, redemption value, time to maturity, coupon yield, and the time between interest payments. The Tax-Sensitive Funds may also quote total return giving effect to the payment of taxes.

   In addition to average annual return and yield and tax equivalent yield (Tax Exempt Funds only), quotations, each Fund may quote quarterly and annual performance on a net (with management fees and other operating expenses deducted) and gross basis. The Funds' net and gross performance is as follows:

Tax Exempt Fund

Quarter/Year      Net               Gross
--------------------------------------------------------------------------------
  1992            2.79%             2.95%
  1Q93            3.46              3.62
  2Q93            2.63              2.79
  3Q93            2.94              3.10
  4Q93            1.35              1.51
  1993           10.78             11.47
  1Q94           -3.95             -3.79
  2Q94            1.67              1.83
  3Q94            0.98              1.15
  4Q94           -1.29             -1.13
  1994           -2.68             -2.02

Quarter/Year      Net               Gross
--------------------------------------------------------------------------------
  1Q95            4.61              4.77
  2Q95            1.95              2.12
  3Q95            2.76              2.95
  4Q95            2.77              2.94
  1995           12.65             13.3
  1Q96           -0.42             -0.27
  2Q96            0.91              1.05
  3Q96            1.93%             2.08%
  4Q96            2.28              2.46
  1996            4.76              5.41
  1Q97           (0.01)             0.16
  2Q97            2.97              3.13
  3Q97            2.82              2.99
  1997(1)         4.76              5.42

----------
(1) Information is presented for the first 9 months of the calendar year

Massachusetts Tax Exempt Fund

Quarter/Year      Net               Gross
--------------------------------------------------------------------------------
  1992            2.27%             2.43%
  1Q93            2.88              3.04
  2Q93            2.72              2.88
  3Q93            2.74              2.90
  4Q93            1.55              1.71
  1993           10.24             10.95
  1Q94           (4.20)            (4.04)
  2Q94            1.02              1.18
  3Q94            0.50              0.67
  4Q94           (1.12)            (0.96)
  1994           (3.84)            (3.20)
  1Q95            4.86              5.02
  2Q95            2.01              2.18
  3Q95            2.69              2.87
  4Q95            2.54              2.70
  1995           12.64%            13.38%
  1Q96           (0.63)            (0.47)
  2Q96            0.77              0.92
  3Q96            1.56              1.72
  4Q96            2.32              2.50
  1996            4.07              4.72
  1Q97           (0.20)            (0.03)
  2Q97            2.76              2.92
  3Q97            2.50              2.67
  1997(1)         4.07              4.72

----------
(1) Information is presented for the first 9 months of the calendar year

Tax-Sensitive Equity

Quarter/Year      Net               Gross
--------------------------------------------------------------------------------
  1Q96            6.60%             6.60%
  2Q96            3.42              3.42
  3Q96            7.91              7.91
  4Q96            9.78              9.78
  1996           30.61             30.61
  1Q97            2.88              2.88
  2Q97           17.34             17.34
  3Q97           14.08             14.21
  1997(1)        30.61             30.61

----------
(1) Information is presented for the first 9 months of the calendar year

Small Cap Tax-Sensitive Equity

Quarter/Year      Net               Gross
--------------------------------------------------------------------------------
  1Q96            7.55%             7.55%
  2Q96           12.27             12.27
  3Q96           -2.32             -2.32
  4Q96            2.78              2.78
  1996           21.23             21.23
  1Q97          (10.45)           (10.45)
  2Q97           24.41             24.41
  3Q97           20.96             20.96
  1997(1)        21.23             21.23

----------
(1) Information is presented for the first 9 months of the calendar year

   These performance quotations should not be considered as representative of any Fund's performance for any specified period in the future. Each Fund's advisory fee was not imposed, in whole or in part, and the Adviser limited other expenses in varying amounts of certain Funds during various periods since each Fund's inception. In the absence of such arrangements, the performance of each Fund would have been lower.

   Each Fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Tax Exempt Funds may each compare their respective performance to various indices (or particular components thereof), which are generally considered to be representative of the performance of all municipal securities such as the Lehman Muni 3-5-7-10 Index and the Lehman Intermediate Muni Index. The Tax-Sensitive Funds may each compare their respective performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. In addition, the Small Cap Fund may compare its performance to the Russell 2000 Growth Index. The Russell 2000 Growth Index is generally considered to be representative of small capitalization companies in the United States with higher price- to-book ratios and higher forecasted growth values. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare a Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

                                   MANAGEMENT

Trustees and Officers

   The Trustees and executive officers of the Trust are listed below. All executive officers of the Trust are affiliates of Standish, Ayer & Wood, Inc., the Funds' investment adviser.

Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
*D. Barr Clayson, 7/29/35                            Vice President and Trustee         Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                        Standish, Ayer & Wood, Inc.; Chairman
One Financial Center                                                                    and Director, Standish International
Boston, MA 02111                                                                              Management Company, L.P.

Samuel C. Fleming, 9/30/40                                     Trustee                          Chairman of the Board
c/o Decision Resources, Inc.                                                                and Chief Executive Officer,
1100 Winter Street                                                                            Decision Resources, Inc.
Waltham, MA 02154

Benjamin M. Friedman, 8/5/44                                   Trustee                          William Joseph Maier
c/o Harvard University                                                                     Professor of Political Economy,
Cambridge, MA 02138                                                                              Harvard University

John H. Hewitt, 4/11/35                                        Trustee                Trustee, The Peabody Foundation; Trustee,
P.O. Box 307                                                                             Visiting Nurse Alliance of Vermont
So. Woodstock, VT 05071                                                                           and New Hampshire

*Edward H. Ladd, 1/3/38                              Trustee and Vice President               Chairman of the Board and
c/o Standish, Ayer & Wood, Inc.                                                          Managing Director, Standish, Ayer &
One Financial Center                                                                      Wood, Inc.; Director of Standish
Boston, MA 02111                                                                       International Management Company, L.P.

Caleb Loring III, 11/14/43                                     Trustee                    Trustee, Essex Street Associates
c/o Essex Street Associates                                                               (family investment trust office);
P.O. Box 5600                                                                        Director, Holyoke Mutual Insurance Company
Beverly Farms, MA 01915

*Richard S. Wood, 5/21/54                               President and Trustee                    Vice President and
c/o Standish, Ayer & Wood, Inc.                                                                  Managing Director,
One Financial Center                                                                        Standish, Ayer & Wood, Inc.;
Boston, MA 02111                                                                       Executive Vice President and Director,
Standish International Management Company, L.P.

James E. Hollis III, 11/21/48                         Executive Vice President              Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Anne P. Herrmann, 1/26/56                           Vice President and Secretary         Senior Fund Administration Manager
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Paul G. Martins, 3/10/56                            Vice President and Treasurer             Vice President of Finance,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.
One Financial Center                                                                        since October 1996; formerly
Boston, MA 02111                                                                     Senior Vice President, Treasurer and Chief
                                                                                    Financial Officer of Liberty Financial Bank
                                                                                          Group (1993- 95); prior to 1993,
                                                                                         Corporate Controller, The Berkeley
                                                                                                   Financial Group

Beverly E. Banfield, 7/6/56                                Vice President              Vice President and Associate Director
c/o Standish, Ayer & Wood, Inc.                                                                and Compliance Officer,
One Financial Center                                                                         Standish, Ayer & Wood, Inc.
Boston, MA 02111

Lavinia B. Chase, 6/4/46                                   Vice President                Vice President, Associate Director
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Denise B. Kneeland, 8/19/51                                Vice President                    Vice President and Manager,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center                                                                        since December 1995 formerly
Boston, MA  02111                                                                    Vice President, Scudder, Stevens and Clark

David C. Stuehr, 3/1/58                                    Vice President                   Vice President and Director
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Sarah Walcott-Abramson, 12/9/65                            Vice President                     Compliance Administrator,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center                                                                             since October 1993
Boston, MA  02111

Kathleen M. Broccoli, 4/13/65                              Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                            Manager, Portfolio Accounting,
One Financial Center                                                                         Standish, Ayer & Wood, Inc.
Boston, MA  02111

Thomas J. Hanlon, 9/25/60                                  Vice President                        Vice President and
c/o Standish, Ayer & Wood, Inc.                                                              Manager, Trade Settlement
One Financial Center                                                                                and Pricing,
Boston, MA  02111                                                                            Standish, Ayer & Wood, Inc.

Rosalind J. Lillo, 2/6/38                                  Vice President                   Broker/Dealer Administrator,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center                                                                             since October 1995;
Boston, MA  02111                                                                             Compliance Administrator,
                                                                                            New England Securities Corp.

Gigi K. Szekely, 5/8/67                                    Vice President                  Manager, Client Communications
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

----------
* Indicates that Trustee is an interested person of the Trust for purposes of the 1940 Act.

Compensation of Trustees and Officers

   The Funds pay no compensation to the Trust's Trustees affiliated with the Adviser or to the Trust's officers. None of the Trust's Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of a Fund's shares) with the Trust or the Adviser during the Funds' fiscal years ended September 30, 1997, except that certain Trustees and officers who are directors and shareholders of the Adviser may, from time to time, purchase additional shares of common stock of the Adviser.

   The following table sets forth all compensation paid to the Trust's Trustees as of the Funds' fiscal years ended September 30, 1997:


                                                                                                       Pension or           Total
                                                                                                       Retirement       Compensation
                                                                                                         Benefits        from Funds
                                                                Intermediate      Massachusetts        Accrued as        and Other
                                    Equity         Small Cap     Tax Exempt        Tax Exempt        Part of Fund's       Funds in
Name of Trustee                      Fund            Fund           Fund              Fund              Expenses          Complex*
------------------------------------------------------------------------------------------------------------------------------------
D. Barr Clayson                         0              0                0                 0                $0                  $0
Samuel C. Fleming                    $774           $816             $943              $911                 0             $49,375
Benjamin M. Friedman                 $774           $813             $931              $901                 0             $49,375
John H. Hewitt                       $778           $826             $966              $929                 0              54,375
Edward H. Ladd                          0              0                0                 0                 0                  $0
Caleb Loring, III                    $774           $813             $931              $901                 0             $49,375
Richard S. Wood                         0              0                0                 0                 0                  $0


----------
* As of the date of this Statement of Additional Information, there were 22 mutual funds in the fund complex. Total compensation is presented for the calendar year ended December 31, 1997.

Certain Shareholders

   At January 2, 1998, the Trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each Fund. Also at that date, no person beneficially owned or held of record 5% or more of the then outstanding shares of any Fund except:


Intermediate Tax Exempt Fund

                                         Percentage of
   Name and Address                   Outstanding Shares
--------------------------------------------------------------------------------
   BDG & Co.                                 13.5%
   Trust Department
   150 Federal Street
   Boston, MA  02110

   YK Investment Partnership                  7%
   191 Waukegan Road
   Suite 209
   Northfield, IL  60093

   Nedra Y. Oren Trust                        5%
   3526 Bayshore Villas Drive
   Coconut Grove, FL  33133

Massachusetts Tax Exempt Fund:

                                        Percentage of
   Name and Address                   Outstanding Shares
--------------------------------------------------------------------------------
   BDG & Co.                                29.5%*
   Trust Department
   150 Federal Street
   Boston, MA 02110


* Because the shareholder beneficially owned more than 25% of the then outstanding shares of the indicated Fund, the shareholder was considered to control such Fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such Fund will be approved or disapproved.

   Bob & Co.                                 10.4%
   c/o BankBoston
   PO Box 1809
   Boston, MA  02105


Equity Fund:

                                        Percentage of
   Name and Address                   Outstanding Shares
--------------------------------------------------------------------------------
   Charles Schwab & Co., Inc                  21%
   Special Custody Acct. For
   Exclusive Benefit of Customers
   101 Montgomery Street
   San Francisco, CA 94104

   Malcolm Rees Jr. 1994 Trust                5%
   5 Bridle Path Road
   Andover, MA 01810

   Cebantco                                   5%
   P.O. Box 1360
   Lexington, KY 40590


Small Cap Fund

                                        Percentage of
   Name and Address                   Outstanding Shares
--------------------------------------------------------------------------------
   Charles Schwab & Co., Inc.                 16%
   Special Custody Acct. For
   Exclusive Benefit of Customers
   101 Montgomery Street
   San Francisco, CA 94104
   Northern Trust Custodian                  4.5%
   Article 4B6
   Trust U/W H. Martin
   FBO Joyce Martin, P. O. Box 92956
   Chicago, IL 60675

Investment Adviser

   Standish, Ayer & Wood, Inc. (the "Adviser") serves as investment adviser to each Fund pursuant to separate written investment advisory agreements with the Trust. The Adviser is a Massachusetts corporation organized in 1933 and is registered under the Investment Advisers Act of 1940.

   The following, constituting all of the Directors and all of the shareholders of the Adviser, are the Adviser's controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, David H. Cameron, Karen K. Chandor, D. Barr Clayson, W. Charles Cook, Joseph M. Corrado, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H. Ladd, Laurence A. Manchester, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, David C. Stuehr, Ralph S. Tate, Michael W.

Thompson and Richard S. Wood.

   Certain services provided by the Adviser under the investment advisory agreements are described in the Prospectus. In addition to those services, the Adviser provides each Fund with office space for managing its affairs, with the services of required executive personnel, and with certain clerical services and facilities. These services are provided by the Adviser without reimbursement by the Funds for any costs incurred. Under each investment advisory agreement, the Adviser is paid a fee based upon a percentage of each Fund's average daily net asset value computed set forth below. This fee is paid monthly.

                                        Contractual Advisory
Fund                                       Fee Annual Rate
--------------------------------------------------------------------------------
Equity                                          0.50%
Small Cap                                       0.60%
Intermediate Tax Exempt                         0.40%
Massachusetts Tax Exempt                        0.40%
----------
   During the last three fiscal years ended September 30, the Funds paid advisory fees in the following amounts:

Fund                    1995           1996          1997
--------------------------------------------------------------------------------
Equity                  N/A(1)         $0(3)         $0(5)
Small Cap               N/A(1)         $0(3)         $0(5)
Intermediate Tax
   Exempt               $ 77,056(2)    $56,714(4)    $132,842(5)
Massachusetts Tax
   Exempt               $102,395(2)    $78,103(4)    $104,855(5)

(1) The Tax-Sensitive Funds commenced operations on January 2, 1996.

(2) Prior to September 30, 1996, the Tax Exempt Funds' fiscal years ended on December 31. Data for 1995 is presented for the year ended December 31, 1995. For the fiscal years ended December 31, 1995, the Adviser voluntarily agreed not to impose a portion of its fees for the Intermediate Tax Exempt Fund and the Massachusetts Tax Exempt Fund in the amount of $38,426 and $21,818, respectively.

(3) For the period from January 2, 1996 (commencement of operations) through September 30, 1996, the Adviser voluntarily agreed not to impose any of its fees for the Equity and Small Cap Funds, which otherwise would have been $6,161 and $13,510, respectively. In addition, during the same period, the Adviser voluntarily bore other expenses related to the operations of the Equity and Small Cap Funds in the amount of $57,444 and $64,052, respectively.

(4) Data for 1996 is presented for the nine months ended September 30, 1996 during which the Adviser voluntarily agreed not to impose a portion of its fees for the Intermediate Tax Exempt Fund and the Massachusetts Tax Exempt Fund in the amount of $41,685 and $20,375, respectively.

(5) For the fiscal year ended September 30, 1997, the Adviser voluntarily agreed not to impose any of its fees for the Equity and Small Cap Funds which otherwise would have been $32,635 and $100,630, respectively, and voluntarily agreed not to impose a portion of its fees for the Intermediate Tax Exempt and Massachusetts Tax Exempt Funds in the amount of $40,552 and $33,848, respectively.

   The Adviser has voluntarily and temporarily agreed to limit total expenses (excluding brokerage commissions, taxes and extraordinary expenses) of the Equity Fund, the Small Cap Fund, the Intermediate Tax Exempt Fund and the Massachusetts Tax Exempt Fund to 0.50%, 0.75%, 0.65% and 0.65%, respectively, of the applicable Fund's average daily net assets. The Tax-Sensitive Funds were subject to different voluntary expense limitations at various times during the fiscal year ended September 30, 1997. Standish may revise or discontinue these agreements at any time although it has no current intention to do so. If an expense limitation is exceeded, the compensation due to the Adviser shall be proportionately reduced by the amount of such excess by reduction or refund thereof, subject to readjustment during the period during which such limit is in place.

   Pursuant to the investment advisory agreements, each Fund bears the expenses of its operations other than those incurred by the Adviser pursuant to the investment advisory agreements. Among other expenses, each Fund will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.

   Unless terminated as provided below, the Equity Fund's and the Small Cap Fund's investment advisory agreements continue in full force and effect until December 31, 1998 and for successive periods of one year thereafter, and the Tax Exempt Fund's and Massachusetts Tax Exempt Fund's investment advisory agreements continue in full force and effect for successive periods of one year, but only as long as each such continuance is approved annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, and, in either event (ii) by vote of a majority of the Trustees of the Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund or by the Adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their "assignment," as defined in the 1940 Act.

   In an attempt to avoid any potential conflict with portfolio transactions for the Funds, the Adviser, Standish Fund Distributors and the Trust have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre- clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Funds and their shareholders come before those of the Adviser, its affiliates and their employees.

Distributor of the Trust

   Standish Fund Distributors, L.P. ("Standish Fund Distributors"), an affiliate of the Adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the Funds' shares. In that capacity, Standish Fund Distributors has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Funds' shares in accordance with the terms of the Underwriting Agreement between the Trust and Standish Fund Distributors. Pursuant to the Underwriting Agreement, Standish Fund Distributors has agreed to use its best efforts to obtain orders for the continuous offering of the Funds' shares. Standish Fund Distributors receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to each Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to a Fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the applicable Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of Standish Fund Distributors are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.

                        PURCHASE AND REDEMPTION OF SHARES

   Detailed information on purchase and redemption of shares is included in the Prospectus.

   In addition to Standish Fund Distributors and other agents of the Trust, each Fund has authorized one or more brokers and dealers to accept on its behalf orders for the purchase and redemption of Fund shares. Under certain conditions, such authorized brokers and dealers may designate other intermediaries to accept orders for the purchase and redemption of Fund shares. In accordance with a position taken by the staff of the Securities and Exchange Commission, such purchase and redemption orders are considered to have been received by a Fund when accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee. Also in accordance with the position taken by the staff of the Securities and Exchange Commission, such purchase and redemption orders will receive the appropriate Fund's net asset value per share next computed after the purchase or redemption order is accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee.

   The Trust may suspend the right to redeem Fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it or determination by a Fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the Funds.

   The Trust intends to pay redemption proceeds in cash for all Fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in Fund portfolio securities. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the Fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

                             PORTFOLIO TRANSACTIONS

   The Adviser is responsible for placing each Fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the Adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the respective Fund. In addition, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, a Fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the Adviser in carrying out its responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the Funds effect their securities transactions may be used by the Adviser in servicing other accounts; not all of these services may be used by the Adviser in connection with the Funds. The investment advisory fees paid by the Funds under the advisory agreements will not be reduced as a result of the Adviser's receipt of research services.

   The Adviser also places portfolio transactions for other advisory accounts. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations, the main factors considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment. To the extent permitted by law, securities to be sold or purchased for a Fund may be aggregated with those to be sold or purchased for other investment clients of the Adviser and the Adviser's personnel in order to obtain best execution.

                         Aggregate Brokerage Commissions
                          Paid by the Fund on Portfolio
                 Transactions for the Years ended September 30,
--------------------------------------------------------------------------------
Fund                    1995(1)        1996(1)        1997
Equity Fund              N/A           2,858         10,193
Small Cap Fund           N/A          20,738         32,992

(1) The Tax-Sensitive Funds commenced operations on January 2, 1996.

   At September 30, 1997, no Fund held any securities of their regular brokers or dealers. The Tax Exempt Funds execute portfolio transactions on a "net" basis without the payment of brokerage commissions but which include a mark-up or "spread" by the securities broker-dealer.

                        DETERMINATION OF NET ASSET VALUE

   Each Fund's net asset value is calculated each business day on which the New York Stock Exchange is open. Currently the New York Stock Exchange is not open on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value of a Fund's shares is determined as of the close of regular trading on the NYSE (normally 4:00 p.m., New York time) and is computed by dividing the value of all securities and other assets of the Fund less all liabilities by the number of shares outstanding, and adjusting to the nearest cent per share. Expenses and fees, including the investment advisory fee, are accrued daily and taken into account for the purpose of determining net asset value. Portfolio securities are valued in the manner described in the Prospectus.

   Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the NYSE. If a security's primary exchange is outside the U.S., the value of such security used in computing the net asset value of a Tax-Sensitive Fund's shares is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the NYSE. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE and will therefore not be reflected in the computation of the Tax-Sensitive Funds' net asset values. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Trustees of the Trust.

                     FEDERAL AND MASSACHUSETTS INCOME TAXES

Federal Income Taxation

   Each series of the Trust, including each Fund, is treated as a separate entity for accounting and tax purposes. Each Fund presently qualifies and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, a Fund will not be subject to Federal income tax on its investment company taxable income (i.e., all taxable income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss), net tax-exempt interest (if any) and net capital gain which are distributed to shareholders at least annually in accordance with the timing and other requirements of the Code.

   Each Fund will be subject to a 4% non-deductible federal excise tax on certain taxable amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Funds intend under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.

   The Funds will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Funds and, as noted above, would not be distributed as such to shareholders. The Equity Fund has $19,612 of capital loss carryforwards, which expire on September 30, 2004, available to offset future net capital gains. The Massachusetts Tax Exempt Fund has $227,004 and $178,890 of capital loss carryforwards, which expire in 2002 and 2003, respectively, available to offset future net capital gains.

   Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Fund's ability to enter into futures, options and currency forward transactions.

   Certain options, futures and forward foreign currency transactions (Tax-Sensitive Funds only) undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short- term (or, in the case of certain currency forwards, options and futures (Tax-Sensitive Funds only), as ordinary income or loss) and timing of some capital gains and losses realized by a Fund. Additionally, a Fund may be required to recognize gain if an option, future, forward contract, short sale, swap or other Strategic Transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses of a Fund on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of the applicable tax rules may be modified if a Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. The Funds will take into account the special tax rules applicable to options, futures, forward contracts and constructive sales in order to minimize any potential adverse tax consequences.

   The federal income tax rules applicable to dollar rolls, certain structured or hybrid securities, interest rate swaps or currency swaps (Tax-Sensitive Funds only), and interest rate caps, floors and collars are unclear in certain respects, and the Funds will account for these instruments in a manner that is intended to allow them to continue to qualify as regulated investment companies.

   If either Tax-Sensitive Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Tax-Sensitive Funds would not be able to pass through to their shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the electing Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Tax-Sensitive Funds may limit and/or manage their stock holdings in passive foreign investment companies to minimize their tax liability or maximize their return from these investments.

   Foreign exchange gains and losses realized by the Tax-Sensitive Funds in connection with certain transactions involving foreign currency-denominated debt securities, if any, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, could under future Treasury regulations produce income not among the types of "qualifying income" from which each Fund must derive at least 90% of its annual gross income.

   The Tax-Sensitive Funds may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the Equity Fund's or Small Cap Fund's respective total assets at the close of any taxable year were to consist of stock or securities of foreign corporations and the applicable Fund were to file an election with the Internal Revenue Service. Because the Tax-Sensitive Funds generally do not expect to meet this 50% requirement, investors generally will not directly take into account the foreign taxes, if any, paid by the Tax-Sensitive Funds, and will generally not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts the Tax-Sensitive Funds would otherwise have available to distribute.

   Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Funds' Prospectus whether taken in shares or in cash. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce current E&P for this purpose. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received. As a result of the enactment of the Taxpayer Relief Act of 1997 (the "1997 TRA") on August 5, 1997, gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/or sold. The Treasury Department has issued guidance under the 1997 TRA that (subject to possible modification by future "technical corrections" legislation) will enable each Fund to pass through to its shareholders the benefits of the capital gains tax rates enacted in the 1997 TRA. Each Fund will provide appropriate information to its shareholders about the tax rate(s) applicable to its distributions from its long-term capital gains in accordance with this and any future guidance. Shareholders should consult their own tax advisers on the correct application of these new rules in their particular circumstances.

   For purposes of the dividends received deduction available to corporations, dividends, if any, received by the Tax-Sensitive Funds from U.S. domestic corporations in respect of the stock of such corporations held by the Tax-Sensitive Funds, for U.S. Federal income tax purposes, for at least a minimum holding period, generally 46 days, extending before and after each dividend, and distributed and designated by the Tax-Sensitive Funds may be treated as qualifying dividends. Distributions by the Tax Exempt Funds will not qualify for the dividends received deduction. Corporate shareholders must meet the minimum holding period requirement referred to above with respect to their shares of the Tax-Sensitive Funds in order to qualify for the deduction and, if they borrow to acquire or otherwise incur debt attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, require the current recognition of income.

   Taxable distributions by the Tax Exempt Funds include distributions attributable to income or gains from the Tax Exempt Fund's taxable investments or transactions, including (i) gains from the sale of portfolio securities or the right to when-issued securities prior to issuance or from options or futures transactions and (ii) income attributable to repurchase agreements, securities lending, recognized market discount, interest rate swaps, caps, floors or collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons.

   Distributions by the Tax Exempt Funds of tax-exempt interest ("exempt-interest dividends") timely designated as such by the Funds will be treated as tax-exempt interest under the Code, provided that each Fund qualifies as a regulated investment company and at least 50% of the value of its assets at the end of each quarter of its taxable year is invested in obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Shareholders are required to report their receipt of tax-exempt interest, including such distributions, on their federal income tax returns. The portion of a Tax Exempt Fund's distributions designated as exempt-interest dividends may differ from the actual percentage that its tax-exempt income comprises of its total income during the period of any particular shareholder's investment. The Tax Exempt Funds will report to shareholders the amount designated as exempt-interest dividends for each year.

   Interest income from certain types of tax-exempt obligations that are private activity bonds in which the Tax Exempt Funds may invest is treated as an item of tax preference for purposes of the federal alternative minimum tax. To the extent that a Tax Exempt Fund invests in these types of tax- exempt obligations, shareholders will be required to treat as an item of tax preference for federal alternative minimum tax purposes (both individual and corporate) that part of the Fund's exempt-interest dividends which is derived from interest on these tax-exempt obligations. All exempt-interest dividends, whether or not attributable to private activity bonds, may also increase the alternative minimum tax liability, if any, of corporate shareholders of the Tax Exempt Funds.

   If a Tax Exempt Fund invests in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount, the Fund must accrue income on such investments prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net taxable and tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, a Tax Exempt Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements. The Tax-Sensitive Funds would be subject to the same tax rules but do not expect to acquire such investments.

   The Tax Exempt Funds purchase tax-exempt obligations which are generally accompanied by an opinion of bond counsel to the effect that interest on such securities is not included in gross income for federal income tax purposes and, with respect to the obligations of Massachusetts issuers acquired by the Massachusetts Tax Exempt Fund, Massachusetts state income taxes. It is not economically feasible to, and the Tax Exempt Funds therefore do not, make any independent inquiry into whether such securities are in fact tax-exempt. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws enacted principally during the 1980s not only had the effect of limiting the purposes for which tax-exempt bonds could be issued and reducing the supply of such bonds, but also increased the number and complexity of requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of the Tax Exempt Fund's or Massachusetts Tax Exempt Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

   The Tax Exempt Funds may purchase municipal obligations together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." The Tax Exempt Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the Tax Exempt Funds may purchase beneficial interests in municipal obligations held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require the Tax Exempt Funds to pay "tender fees" or other fees for the various features provided.

   The Internal Revenue Service (the "Service") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of a true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Tax Exempt Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by the Tax Exempt Funds, in relation to various regulated investment company tax provisions is unclear. However the Adviser intends to manage each Tax Exempt Fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

   Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Tax Exempt Fund will not be deductible for federal income tax purposes to the extent it is deemed related to exempt-interest dividends paid by the Fund. Pursuant to published guidelines, the Service may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares of the Tax Exempt Funds even though the borrowed funds may not be directly traceable to the purchase of shares.

   At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to undistributed net investment income (except in the case of the Tax Exempt Funds) and/or realized or unrealized appreciation in a Fund's portfolio. Consequently, subsequent distributions by the Fund on such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

   The Funds may consider the use of equalization accounting for any taxable year if it would further the goal of reducing taxable distributions to shareholders for such year. Under equalization accounting, a Fund's earnings and profits are allocated in part to redemption proceeds paid by the Fund; although a redeeming shareholder's tax treatment would not be affected by such an allocation, in certain circumstances the amounts of realized net income and/or net capital gains the Fund is required to distribute may be reduced through the use of equalization accounting. Hence, if a Fund determines that it will use equalization accounting for a particular year, the amount, timing and character of its distributions for that year may be affected. The Funds would consider using equalization accounting for a particular year only if they determine that such use is consistent with their tax objectives and would produce a benefit for such year that outweighs any additional tax or accounting complexities or costs.

   Upon a redemption or other disposition of shares of the Funds in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will, with respect to the Tax Exempt Funds, be disallowed to the extent of all exempt-interest dividends paid with respect to such shares and, with respect to any Fund, the allowable loss on such a redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion. Also, future Treasury Department regulations, announcements or other guidance issued to implement the 1997 TRA may contain rules for determining different tax rates applicable to sales of Fund shares held for more than one year, more than 18 months, and (for certain sales after the year 2000 or the year 2005) more than five years. These regulations may also modify some of the provisions described above.

   The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

   Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Funds is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Funds and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Funds. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Funds.

Massachusetts Income Taxation

   Distributions from the Massachusetts Tax Exempt Fund will be treated for Massachusetts tax purposes as described in the Fund's prospectus, whether taken in cash or reinvested in additional shares.

   Long-term capital gains are taxed in Massachusetts on a sliding scale at rates ranging from 5% to 0%, with the applicable tax rate declining as the tax holding period of the asset (beginning on the later of January 1, 1995 or the date of actual acquisition) increases from more than one year to more than six years. The Massachusetts Department of Revenue is expected to issue guidance regarding what Massachusetts tax rate is applicable to a mutual fund's capital gain dividends, i.e., distributions from the excess of its net long-term capital gain over its net short-term capital loss that are treated as long-term capital gains under the Code. Shareholders should consult their own tax advisers regarding the state taxation of such distributions.

   Each Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that each Fund qualifies as a regulated investment company under the applicable provisions of federal law incorporated in Massachusetts law, it will also not be required to pay any Massachusetts income tax.

                           THE FUNDS AND THEIR SHARES

   Each Fund is an investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986, as amended from time to time (the "Declaration"). Under the Declaration, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Funds. Each share of a Fund represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a Fund, shareholders are entitled to share pro rata in the net assets available for distribution.

   Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the Fund. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this Statement of Additional Information, the Trustees do not have any plan to establish multiple classes of shares for the Fund. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required), the Trustees may authorize the Fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, the Board does not have any plan to authorize the Fund to so invest its assets.

   All Fund shares have equal rights with regard to voting, and shareholders of a Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

   Pursuant to the Declaration of Trust and subject to shareholder approval (if then required), the Trustees may authorize each Fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, the Board does not have any plan to authorize any Fund to so invest its assets.

   Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which both inadequate insurance existed and the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

                             ADDITIONAL INFORMATION

   The Funds' Prospectus and this Statement of Additional Information omit certain information contained in the Trust's registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the SEC.

                        EXPERTS AND FINANCIAL STATEMENTS

   Each Fund's financial statements contained in the 1997 Annual Reports of the Funds have been audited by Coopers & Lybrand L.L.P., independent accountants, and are incorporated by reference into and attached to this Statement of Additional Information. Financial highlights of the Tax Exempt Funds for the period from November 2, 1992 (commencement of operations) through December 31, 1992 were audited by Deloitte & Touche LLP, independent auditors. Coopers & Lybrand L.L.P., independent accountants, will audit each Fund's financial statements for the current fiscal year ending September 30, 1998.

                                 [STANDISH LOGO]
                     Standish, Ayer & Wood Investment Trust
                              One Financial Center
                                Boston, MA 02111
                                 (800) 729-0066

                     Standish, Ayer & Wood Investment Trust

            Standish Massachusetts Intermediate Tax Exempt Bond Fund,
                   Standish Intermediate Tax Exempt Bond Fund,
                  Standish Small Cap Tax-Sensitive Equity Fund,
                       Standish Tax-Sensitive Equity Fund

                     Financial Statements for the Year Ended
                               September 30, 1997


                                 [STANDISH LOGO]

                     Standish, Ayer & Wood Investment Trust

                              Financial Statements
                                Table of Contents

                                                                  Page

Chairman's Message..................................................1

Selected Financial Information......................................2

Performance Highlights..............................................3

Management Discussion Analysis:
   Standish Massachusetts Intermediate Tax Exempt Bond Fund.........4
   Standish Intermediate Tax Exempt Bond Fund.......................4
   Standish Small Cap Tax-Sensitive Equity Fund.....................6
   Standish Tax-Sensitive Equity Fund...............................8

Statements of Assets and Liabilities................................9

Statements of Operations...........................................10

Statements of Changes in Net Assets................................11

Financial Highlights:
   Standish Massachusetts Intermediate Tax Exempt Bond Fund........15
   Standish Intermediate Tax Exempt Bond Fund......................16
   Standish Small Cap Tax-Sensitive Equity Fund....................17
   Standish Tax-Sensitive Equity Fund..............................18

Portfolio of Investments:
   Standish Massachusetts Intermediate Tax Exempt Bond Fund........19
   Standish Intermediate Tax Exempt Bond Fund......................22
   Standish Small Cap Tax-Sensitive Equity Fund....................26
   Standish Tax-Sensitive Equity Fund..............................30

Notes of Financial Statements......................................33

Report of Independent Accountants..................................40

                     Standish, Ayer & Wood Investment Trust

                               Chairman's Message

October 31, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

Enclosed you will find the annual statements for the Standish Intermediate Tax Exempt Bond Fund, the Standish Massachusetts Intermediate Tax Exempt Bond Fund, the Standish Tax-Sensitive Equity Fund, and the Standish Small Cap Tax-Sensitive Equity Fund. We are providing a combined report for these funds to reduce redundant reporting and to supply the financial reporting related to our tax-sensitive funds in one comprehensive document. As of September 30, 1997, these funds had combined net assets of $136.7 million.

As of September 1997, Standish, Ayer & Wood managed assets for its clients of approximately $36.7 billion, including the Standish mutual fund assets of $5.3 billion. The principal clients of the firm are corporate pension trusts, state and local governmental units, insurance companies, endowments and foundations, and high net worth individuals. The firm remains independent and is owned by investment professionals active in the operation of the business.

During the last twelve months, the financial markets have generally registered very positive rates of return. The tax exempt bond market as measured by a combination of the Lehman Municipal 3, 5, 7 and 10 year indices, has recorded a total rate of return of 7.48%. The U.S. equity markets as measured by the Standard & Poor's 500 Index or the Russell 2000 Growth Index have recorded total rates of return of 40.45% and 23.34%, respectively.

During the last year, we at Standish have continued to add resources to both investment research and shareholder servicing. We have added expertise in research and trading both for equities and for municipal bonds. Good flow of new business at Standish has allowed us to expand our investment skills. We remain confident that we have the resources and the organization to do a superior investment management job, and we will be working hard to fulfill your expectations in the years ahead. We appreciate the opportunity to serve you and hope you will find the attached information helpful.

Sincerely yours,


/s/ Edward H. Ladd

Edward H. Ladd
Chairman

                     Standish, Ayer & Wood Investment Trust

                         Selected Financial Information
                      For the Year Ended September 30, 1997

                                          Standish
                                        Massachusetts     Standish       Standish
                                         Intermediate   Intermediate     Small Cap      Standish
                                          Tax Exempt     Tax Exempt    Tax-Sensitive  Tax-Sensitive
                                          Bond Fund      Bond Fund      Equity Fund    Equity Fund
-------------------------------------     ---------      ---------      -----------    -----------

Net asset value - beginning of period       $ 20.63        $ 21.12         $ 23.57        $ 23.60

Income from investment operations
  Net investment income *                      0.97           1.01            0.02           0.39
  Net realized and unrealized gain
    (loss)                                     0.55           0.74            9.05          11.58
                                            -------        -------         -------        -------
  Total from investment operations             1.52           1.75            9.07          11.97
                                            -------        -------         -------        -------

Less distributions declared to
shareholders
  From net investment income                  (0.97)         (1.01)          (0.03)         (0.33)
  From net realized gains                        --          (0.08)             --             --
                                            -------        -------         -------        -------
  Net asset value - end of period           $ 21.18        $ 21.78         $ 32.61        $ 35.24
                                            =======        =======         =======        =======

Total return                                   7.55%          8.27%          38.50%         51.19%

Ratios to average net assets
  Expenses *                                   0.65%          0.65%           0.21%          0.20%
  Net investment income *                      4.67%          4.74%           0.08%          1.31%
Net assets, end of period
  (000's omitted)                           $38,401        $52,729         $32,761        $12,819

Portfolio turnover                               25%            23%            102%            25%

Average broker commission paid per
   share                                         --             --         $0.0429        $0.0497

* The investment adviser voluntarily did not impose a portion of its fee and/or reimbursed the Funds for their operating expenses. Please refer to the Financial Highlights for additional disclosure regarding these ratios.

                     Standish, Ayer & Wood Investment Trust

                             Performance Highlights
                for the One-Year Period Ended September 30, 1997

                                                            Total Return
---------------------------------------------------------  --------------
Tax Exempt Funds
  Standish Mass. Intermediate Tax Exempt Fund                   7.55%
  Standish Intermediate Tax Exempt Bond Fund                    8.27%
  Lehman Muni 3-5-7-10 Index                                    7.48%

Tax-Sensitive Funds
  Standish Tax-Sensitive Small Capitalization Equity Fund      38.50%
  Russell 2000 Index                                           33.20%
  Standish Tax-Sensitive Equity Fund                           51.19%
  S&P 500 Index                                                40.45%

The S&P 500 Index is generally considered to be representative of the performance of unmanaged common stocks publicly traded on the U.S. markets.

The Russell 2000 Index is generally considered to be representative of unmanaged small capitalization stocks in the U.S. markets.

The Lehman Brothers State General Obligation Bond 3, 5, 7 and 10 Year Index is actually a subset of a broader index--the Lehman Brothers Municipal Bond Index. The Municipal Bond Index is unmanaged and designed to be a composite measure of the total return performance of the municipal bond market, and includes approximately 1,800 bonds (rated A or better, including bonds in the following sectors: state general obligations, prerefunded, electrics, hospital, state housing, industrial development/pollution control, and transportation).

Past performance is not predictive of future performance.

                     Standish, Ayer & Wood Investment Trust
            Standish Massachusetts Intermediate Tax Exempt Bond Fund
                   Standish Intermediate Tax Exempt Bond Fund

                        Management Discussion & Analysis

The bond markets enjoyed an excellent environment during the twelve-month period ending September 30, 1997. The performance of municipal bonds was no exception to the general trend: investors earned a very satisfactory return over the period and enjoyed the tax-exempt benefit of municipal bond income as well. The Standish Intermediate Tax Exempt Bond Fund produced a total return of 8.27% for the period, well ahead of the benchmark performance index (Lehman Muni 3, 5, 7, and 10 Year Index) return of 7.48%. In addition, the return easily exceeded that of the Lipper Intermediate Muni Bond Fund Index of 7.08%. The Standish Massachusetts Intermediate Tax Exempt Fund returned 7.55%, which also compares favorably to the indices (note that the Massachusetts Fund only invests in double tax exempt Massachusetts bonds, whereas the benchmark indices are "national" in scope).

The twelve-month period was characterized by very favorable circumstances for financial assets: moderate economic growth with--importantly for bonds--a benign inflation environment. A fourth quarter 1996 rally was stalled by Fed Chairman Greenspan's remarks concerning the "irrational exuberance" of the equity markets, followed by a preemptive tightening by the Federal Reserve in the first quarter of 1997. However, the second and third quarters of 1997 saw a resumption of the positive trend for bonds. Overall, bond investors were well rewarded. On a price return basis, municipals underperformed taxable bonds by a very modest amount. This is typical in bond market rallies and also reflects the fact that municipals had become relatively expensive versus taxables in the relatively weak market of calendar 1996.

Standish Intermediate Tax Exempt Bond Fund

The Fund's success for the period is attributable to its California and New York exposures, an overweight in "BBB" rated paper, a duration posture modestly longer than that of the index, and good overall security selection in a market still characterized by occasional pricing inefficiencies. Credit quality of states, municipalities, and public authorities definitely improved over the past year, benefiting the Fund. We are proud to have produced such favorable returns in a market currently characterized by tight sector and quality spreads, and a relative lack of value opportunities when compared to years past.

Standish Massachusetts Intermediate Tax Exempt Bond Fund

The Massachusetts market for tax-exempt securities continues to lag the national market and, although new issue supply has increased, continues to be plagued by a lack of good value opportunities. Widespread use of bond insurance, tight quality spreads, and a low level of issuance in the "yield" segment of the market (i.e. hospitals and other credit sensitive issuers) have inhibited the ability to add value through security selection. Nevertheless, the Fund continues to perform well. We have maintained a low turnover posture, preserving the higher yielding positions in the Fund and have actively used future contracts to manage the Fund's duration (exposure to the movement of interest rates). The Massachusetts market may become more interesting in the near term, as a superb local economy and generally improving credit conditions are offset by the financial consequences of the "Big Dig" and potential tax cut referendums on the 1998 ballot.

Thank you for your continuing interest in the Tax Exempt Bond Funds.

Sincerely,


/s/ Raymond J. Kubiak                  /s/ Maria D. Furman

Raymond J. Kubiak                      Maria D. Furman

                     Standish, Ayer & Wood Investment Trust
            Standish Massachusetts Intermediate Tax Exempt Bond Fund

            Comparison of Change in Value of $100,000 Investment in
            Standish Massachusetts Intermediate Tax Exempt Bond Fund, the Lehman Muni 3,5,7, and 10 Index, and the Lipper Intermediate Muni Debt Index


                                [GRAPHIC OMITTED]


[The following table was represented as a line graph in the printed materials.]

                                  Standish
                                Massachusetts        Lehman         Lipper
                              Intermediate Tax        Muni       Intermediate
                                   Exempt           3-5-7-10         Muni
                                   ------           --------         ----
        Inception 11/2/92          100000            100000         100000
                 11/30/92          101305            101290         101680
                 12/31/92          102271            102141         102575
                  1/31/93          103357            103448         103754
                  2/28/93          106612            106241         106867
                  3/31/93          105229            105147         105649
                  4/30/93          106229            105873         106504
                  5/31/93          106517            106201         106856
                  6/30/93          108089            107762         108309
                  7/31/93          108333            107870         108266
                  8/31/93          110126            109552         110193
                  9/30/93          111047            110517         111449
                 10/31/93          111453            110760         111628
                 11/30/93          110850            110106         110947
                 12/31/93          112755            111901         112766
                  1/31/94          114008            113020         113928
                  2/28/94          111819            110906         111512
                  3/31/94          108020            108189         108390
                  4/30/94          108815            109011         108845
                  5/31/94          109620            109633         109705
                  6/30/94          109114            109457         109387
                  7/30/94          110452            110848         110754
                  8/30/94          110814            111335         111175
                  9/30/94          109664            110433         110030
                 10/31/94          108348            109506         108820
                 11/30/94          106924            108290         107198
                 12/31/94          108420            109611         108796
                  1/31/95          110702            111398         110906
                  2/28/95          112714            113593         113213
                  3/31/95          113693            114819         114209
                  4/30/95          113792            115141         114461
                  5/31/95          116267            117870         117150
                  6/30/95          115984            117781         116787
                  7/31/95          117232            119260         117850
                  8/31/95          118537            120521         119005
                  9/30/95          119107            120988         119600
                 10/31/95          120378            121928         120736
                 11/30/95          121656            123148         122016
                 12/31/95          122127            123788         122797
                  1/31/96          122871            124952         123755
                  2/29/96          122408            124636         123371
                  3/31/96          121361            123655         122125
                  4/30/96          121021            123525         121905
                  5/31/96          121211            123407         121881
                  6/30/96          122293            124305         122624
                  7/31/96          123029            125259         123691
                  8/31/96          123036            125350         123703
                  9/30/96          124205            126403         124755
                 10/31/96          125492            127639         125915
                 11/30/96          127445            129528         127741
                 12/31/96          127093            129239         127345
                  1/31/97          127352            129734         127651
                  2/28/97          128291            130704         128582
                  3/31/97          126833            129318         127232
                  4/30/97          127649            130004         127868
                  5/31/97          129137            131538         129352
                  6/30/97          130328            132656         130516
                  7/31/97          133077            135335         133322
                  8/31/97          132137            134523         132242
                  9/30/97          133584            135855         133591



                   Standish Intermediate Tax Exempt Bond Fund


                                [GRAPHIC OMITTED]


[The following table was represented as a line graph in the printed materials.]

            Comparison of Change in Value of $100,000 Investment in
            Standish Intermediate Intermediate Tax Exempt Bond Fund, the Lehman Muni 3,5,7, and 10 Index, and the Lipper Intermediate Muni Debt Index


                                 Standish           Lehman          Lipper
                             Intermediate Tax        Muni        Intermediate
                                Exempt Fund        3-5-7-10          Muni
                                -----------        --------          ----
      Inception 11/2/92           100000            100000          100000
               11/30/92           101801            101290          101680
               12/31/92           102793            102141          102575
                1/31/93           104194            103448          103754
                2/28/93           107837            106241          106867
                3/31/93           106346            105147          105649
                4/30/93           107351            105873          106504
                5/31/93           107657            106201          106856
                6/30/93           109142            107762          108309
                7/31/93           109502            107870          108266
                8/31/93           111260            109552          110193
                9/30/93           112344            110517          111449
               10/31/93           112618            110760          111628
               11/30/93           112004            110106          110947
               12/31/93           113872            111901          112766
                1/31/94           114967            113020          113928
                2/28/94           112863            110906          111512
                3/31/94           109373            108189          108390
                4/30/94           110287            109011          108845
                5/31/94           111348            109633          109705
                6/30/94           111196            109457          109387
                7/31/94           112496            110848          110754
                8/30/94           112980            111335          111175
                9/30/94           112274            110433          110030
               10/31/94           111216            109506          108820
               11/30/94           109615            108290          107198
               12/31/94           110830            109611          108796
                1/31/95           112944            111398          110906
                2/28/95           114912            113593          113213
                3/31/95           115946            114819          114209
                4/30/95           116141            115141          114461
                5/31/95           118555            117870          117150
                6/30/95           118214            117781          116787
                7/31/95           119290            119260          117850
                8/31/95           120782            120521          119005
                9/30/95           121480            120988          119600
               10/31/95           122643            121928          120736
               11/30/95           124158            123148          122016
               12/31/95           124848            123788          122797
                1/31/96           125763            124952          123755
                2/29/96           125219            124636          123371
                3/31/96           124321            123655          122125
                4/30/96           124238            123525          121905
                5/31/96           124341            123407          121881
                6/30/96           125453            124305          122624
                7/31/96           126454            125259          123691
                8/31/96           126558            125350          123703
                9/30/96           127879            126403          124755
               10/31/96           129190            127639          125915
               11/30/96           131226            129528          127741
               12/31/96           130795            129239          127345
                1/31/97           131197            129734          127651
                2/28/97           132209            130704          128582
                3/31/97           130777            129318          127232
                4/30/97           131799            130004          127868
                5/31/97           133387            131538          129352
                6/30/97           134662            132656          130516
                7/31/97           137839            135335          133322
                8/31/97           136979            134523          132242
                9/30/97           138456            135855          133591

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Cap Tax-Sensitive Equity Fund

                        Management Discussion & Analysis

The strong performance in small cap stocks which began with a bang in May has continued to date and we are pleased to report that 1997 is turning out to be an excellent year for small cap stocks after all. For the year ended September 30, 1997, the Standish Small Cap Tax-Sensitive Fund gained 38.50%, compared to a gain of 23.34% for the Russell 2000 Growth Index, and a gain of 33.20% for the Russell 2000 Index. Since September 30, there has been considerably more turbulence in the markets world wide and this may well not be over; we are, however, optimistic that the year will produce reasonable returns.

Small caps had been performing poorly for the past four years, with some notable sharp rallies as exceptions. Currently, there is some evidence that the tone of the market is more favorable for these stocks. The key to this shift apparently is in earnings and valuation: small caps have been improving in terms of earnings growth and propensity to surprise positively analysts' estimates, and their price/earnings multiples on average compare well to those of large cap stocks. Large cap stock earnings are more in question now because of the age of this business cycle and the challenge of repatriating foreign earnings that must be translated into a very strong U.S. currency. Large cap valuations appear extended, and it may be that investors are taking some profits and marginally gravitating to small cap stocks. It would take very little increased attention from institutional managers to have a noticeable impact on small cap stocks. In a marketplace which has been very generous to shareholders, we believe that the best of this cycle has been experienced but that prospects for small caps are still good for the longer term.

The year ended September 30, 1997 has been again a volatile period for small cap stocks. After a strong January the stocks languished badly through April, with a very strong rally beginning in May and continuing to date. Our investments are oriented toward rapidly growing high quality companies at the smaller end of the small cap spectrum, and this has presented a performance challenge for the last two years. In recent months smallness seems to have ceased as a negative. Also this has been a better year for value investors compared to growth, and we are decidedly in the higher growth camp; this past trend again has moderated in recent months. Our most important value-addition this year has been from stock selection, with our sector emphasis a neutral influence. While we were helped by growth sector emphasis in particular in technology, it was offset by the strong performance in financial stocks and more recently in the traditionally cyclical industries, areas in which we typically have very few investments. As a reminder, our high growth orientation leads us to heavier commitments in the technology, medical, and business services sectors, with comparatively fewer investments in the slower growth areas of the economy. We generally seek to invest in the highest quality companies, and we select stocks based on earnings and margin dynamics, business position analysis, and an evaluation of management. We are committed to producing competitive after tax returns and despite the bull market of the past two years, I believe we are effectively balancing investment tactics and strategy with tax considerations.

                     Standish, Ayer & Wood Investment Trust
                     Standish Small Cap Tax-Sensitive Equity Fund

                        Management Discussion & Analysis

We are very pleased to announce the addition of Jonathan Stone to the Standish Small Cap Team. Jonathan joins Drew Beja, Melissa Dane and me after several years as an effective and distinguished analyst with a regional research and brokerage firm where he covered technology stocks. He is an experienced, seasoned analyst who has already had considerable impact in stock selection as well as portfolio management; he is clearly an important addition to our capabilities.

In closing, it is important to remind you of the volatility of small cap investments and that we do not expect a diminution of this volatility in the future. We remain, however, optimistic about the outlook for small cap stocks and view the category as having important potential over the long term. We are very appreciative of your support and thank you for your interest in the Standish Small Capitalization Tax-Sensitive Equity Fund.

Sincerely,


/s/ Nicholas S. Battelle

Nicholas S. Battelle


            Comparison of Change in Value of $100,000 Investment in
  Standish Small Capitalization Tax-Sensitive Equity Fund, the S&P 500 Index, the Russell 2000 Index, and the Russell 2000 Growth Index


                                [GRAPHIC OMITTED]


[The following table was represented as a line graph in the printed materials.]

                       Standish Small                                Russell
                       Capitalization       Russell                   2000
                       Tax Sensitive         2000      S&P 500       Growth
                       Equity Fund          Index       Index        Index
                       -----------          -----       -----        -----
                          100000            100000      100000       100000
          1/31/96          99750             99892      103404        99172
          2/29/96         102750            103006      104363       103694
          3/31/96         107550            105135      105368       105744
          4/30/96         120900            110756      106921       113862
          5/31/96         128800            115121      109678       119701
          6/30/96         120750            110394      110096       111923
          7/31/96         104386            100753      105232        98259
          8/31/96         113194            106602      107451       105534
          9/30/96         117948            110768      113499       110969
         10/31/96         111292            109061      116629       106181
         11/30/96         112994            113555      125445       109134
         12/31/96         121231            116531      122960       111262
          1/31/97         126141            118859      130642       114042
          2/28/97         117174            115977      131667       107155
          3/31/97         108557            110504      126237        99593
          4/30/97         108407            110812      133781        98438
          5/31/97         125990            123146      141929       113233
          6/30/97         135058            128429      148287       118090
          7/31/97         142221            134400      160091       124137
          8/31/97         146880            137478      151126       126757
          9/30/97         163362            147542      159407       136873

                     Standish, Ayer & Wood Investment Trust
                       Standish Tax-Sensitive Equity Fund

                        Management Discussion & Analysis

The returns from the stocks of U.S. companies were excellent over the last 12 months. The Tax-Sensitive Equity Fund returned 51.19%, beating the Standard & Poor's 500 Index, which was up 40.45%.

These excellent returns arise from the supportive economic environment which the U.S. is now experiencing. The economy is growing at a steady pace and corporate profits continue to rise. Consumer confidence, buoyed by high rates of employment and an enormous boost from the wealth effect growing out of strong financial markets, is near an all-time high. Most important, inflation appears largely under control with few signs of rising prices.

Returns for the Tax-Sensitive Equity Fund were driven by individual stock selection, as we continued to rely on both our computer screens and further fundamental analysis to find undervalued stocks with good long-term growth prospects. Many of our best returns came from our technology sector, as investors remain fascinated by the productivity gains which manufacturing and service companies are realizing from their large investment in computers over the past seven years. The best single stock return for the Fund came from Compaq Computer, up 192% over the past 12 months. Intel and IBM also contributed to our good results, appreciating 97% and 70%, respectively.

More recently, our group of smaller niche insurance companies--ACE Ltd., Allied Group, American Bankers, Conseco and Reliastar--have benefited from both the positive interest rate outlook and a growing investor appetite for smaller companies.

We are happy to report that, as of September 30, our Fund had no capital gains to distribute to our shareholders. There will be a dividend payment, but returns will not be reduced by further capital gains taxes.

Sincerely,


/s/ Laurence A. Manchester
Laurence A. Manchester

             Comparison of Change in Value of$100,000 Investment in
            Standish Tax-Sensitive Equity Fund and the S&P 500 Index


                                [GRAPHIC OMITTED]


[The following table was represented as a line graph in the printed materials.]

                                    Standish Tax
                                     Sensitive        S&P 500
                                    Equity Fund        Index
                                    -----------        -----
                                      100000          100000
                      1/31/96         103400          103404
                      2/29/96         105950          104363
                      3/31/96         106600          105368
                      4/30/96         109050          106921
                      5/31/96         110950          109678
                      6/30/96         110250          110096
                      7/31/96         105763          105232
                      8/31/96         111813          107451
                      9/30/96         118971          113499
                     10/31/96         120836          116629
                     11/30/96         129608          125445
                     12/31/96         130612          122960
                      1/31/97         137675          130642
                      2/28/97         138227          131667
                      3/31/97         134369          126257
                      4/30/97         140511          133781
                      5/31/97         151425          141929
                      6/30/97         157671          148287
                      7/31/97         173188          160091
                      8/31/97         169870          151126
                      9/30/97         179875          159407

                     Standish, Ayer & Wood Investment Trust

                      Statements of Assets and Liabilities
                               September 30, 1997

                                                    Standish
                                                  Massachusetts        Standish         Standish
                                                   Intermediate      Intermediate       Small Cap         Standish
                                                    Tax Exempt       Tax Exempt       Tax-Sensitive     Tax-Sensitive
                                                    Bond Fund         Bond Fund        Equity Fund      Equity Fund
                                                   ------------      ------------     -------------     ------------
Assets
   Investments at value (Note 1A)*                 $ 39,524,101      $ 56,214,689     $  32,277,528     $ 12,225,812
   Cash                                                      --                --           353,935          583,783
   Receivable for investments sold                           --                --           127,770               --
   Receivable for Fund shares sold                      180,000                --            84,960               --
   Interest and dividends receivable                    538,647           787,064             5,555           11,633
   Miscellaneous receivable                              38,495                --                --               --
   Prepaid expenses                                       2,251             2,648             1,501              939
   Deferred organization costs (Note 1E)                    234               309            12,299           12,308
                                                   ------------      ------------     -------------     ------------
       Total assets                                  40,283,728        57,004,710        32,863,548       12,834,475

Liabilities
   Payable for investments purchased                    933,941                --            78,662               --
   Payable for when-issued securities (Note             750,706         4,122,936                --               --
      8)
   Payable for Fund shares redeemed                      80,500                --                --               --
   Distribution payable                                  85,366           119,524                --               --
   Payable for daily variation margin on open
      financial futures contracts (Note 7)                1,875                --                --               --
   Accrued accounting, custody and
       transfer agent fees                               19,248            21,790            12,263            9,275
   Accrued expenses and other liabilities                11,464            17,168            12,106            6,260
                                                   ------------      ------------     -------------     ------------
       Total liabilities                              1,883,100         4,281,418           103,031           15,535
                                                   ------------      ------------     -------------     ------------
Net Assets                                         $ 38,400,628      $ 52,723,292     $  32,760,517     $ 12,818,940
                                                   ============      ============     =============     ============
Net Assets consist of
   Paid-in capital                                 $ 37,779,238      $ 50,625,414     $  24,102,658     $  9,735,808
   Undistributed net investment income                       --             8,268             7,577           24,409
   Accumulated net realized gain (loss)                (414,831           142,748           165,588         (121,011)
   Net unrealized appreciation                        1,036,221         1,946,862         8,484,694        3,179,734
                                                   ============      ============     =============     ============
       Total Net Assets                            $ 38,400,628      $ 52,723,292     $  32,760,517     $ 12,818,940
                                                   ============      ============     =============     ============

Shares of beneficial interest outstanding             1,812,636         2,420,468         1,004,501          363,730
                                                   ============      ============     =============     ============

Net asset value, offering price and
redemption price per share
   (Net assets/Shares outstanding)                 $      21.18      $      21.78     $       32.61     $      35.24
                                                   ============      ============     =============     ============

* Identified cost of investments                   $ 38,496,820      $ 54,267,827     $  23,792,834     $  9,046,078
                                                   ============      ============     =============     ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust

                            Statements of Operations
                      For the Year Ended September 30, 1997

                                                    Standish
                                                  Massachusetts        Standish         Standish
                                                   Intermediate      Intermediate       Small Cap         Standish
                                                    Tax Exempt       Tax Exempt       Tax-Sensitive     Tax-Sensitive
                                                    Bond Fund         Bond Fund        Equity Fund      Equity Fund
                                                   ------------      ------------     -------------     ------------
Investment Income
  Dividend income                                  $        --       $        --      $    18,755       $    85,447
  Interest income                                    1,805,757         2,337,745           30,560            13,204
  Miscellaneous income                                  38,495                --               --                --
                                                   -----------       -----------      -----------       -----------

     Total investment income                         1,844,252         2,337,745           49,315            98,651

Expenses
  Investment advisory fee (Note 3)                     138,703           173,394          100,630            32,635
  Accounting, custody and transfer                      83,191            90,021           62,119            40,489
    agent fees
  Audit services                                        20,865            23,865           13,814            13,014
  Legal fees                                             3,291             5,716            7,515             7,408
  Insurance expense                                      3,257             3,759            1,804             1,122
  Amortization of organization                           2,858             3,854            3,774             3,774
    expenses (Note 1E)
  Registration fees                                      2,722            15,859           16,855            13,463
  Administration fees                                    2,202             2,654              804               345
  Trustees fees (Note 3)                                   739               976              414               154
  Miscellaneous                                          1,652             2,441            1,052               633
                                                   -----------       -----------      -----------       -----------
     Total expenses                                    259,480           322,539          208,781           113,037

Deduct--
  Waiver of investment advisory                        (33,848)          (40,552)        (100,63)           (32,635)
    fee (Note 3)
  Reimbursement of Fund operating                           --                --          (72,897)          (67,114)
    expenses (Note 3)
                                                   -----------       -----------      -----------       -----------
      Total waiver of investment
      advisory fee and reimbursement
      of operating expenses                            (33,848)          (40,552)        (173,52)           (99,749)
                                                   -----------       -----------      -----------       -----------

     Net expenses                                      225,632           281,987           35,254            13,288
                                                   -----------       -----------      -----------       -----------

       Net investment income                         1,618,620         2,055,758           14,061            85,363
                                                   -----------       -----------      -----------       -----------

Realized and Unrealized Gain (Loss) on
Investments
  Net realized gain (loss)
     Investment security                                97,474           186,163          454,628           (99,250)
     transactions
     Financial futures contracts                        75,451             8,767               --                --
                                                   -----------       -----------      -----------       -----------
       Net realized gain (loss)                        172,925           194,930          454,628           (99,250)

  Change in unrealized appreciation
    (depreciation)
     Investment securities                             749,120         1,311,936        8,125,678         2,866,460
     Financial futures contracts                       (24,834)           (9,280)              --                --
                                                   -----------       -----------      -----------       -----------
       Net change in unrealized
       appreciation (depreciation)                     724,286         1,302,656        8,125,678         2,866,460
                                                   -----------       -----------      -----------       -----------
                                                                                                        -----------

     Net realized and unrealized gain                  897,211         1,497,586        8,580,306         2,767,210
                                                   -----------       -----------      -----------       -----------

Net increase in net assets from
operations                                         $ 2,515,831       $ 3,553,344      $ 8,594,367       $ 2,852,573
                                                   ===========       ===========      ===========       ===========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
            Standish Massachusetts Intermediate Tax Exempt Bond Fund

                       Statements of Changes in Net Assets

                                                                                     Nine Months
                                                                Year Ended              Ended             Year Ended
                                                            September 30, 1997   September 30, 1996   December 31, 1995
                                                          --------------------  -------------------  --------------------
Increase (decrease) in Net Assets
From operations
   Net investment income                                        $  1,618,620        $  1,168,180       $  1,451,879
   Net realized gain (loss)                                          172,925              20,518           (144,169)
   Change in net unrealized appreciation
      (depreciation)                                                 724,286            (631,115)         2,339,720
                                                                ------------        ------------       ------------
      Net increase in net assets from operations                   2,515,831             557,583          3,647,430
                                                                ------------        ------------       ------------

Distributions to Shareholders
   From net investment income                                     (1,618,620)         (1,168,180)        (1,451,879)
                                                                ------------        ------------       ------------

Fund share (principal) Transactions (Note 5)
   Net proceeds from sale of shares                               13,888,372           7,839,919         10,781,062
   Net asset value of shares issued to shareholders in
      payment of distributions declared                              636,463             354,227            371,483
   Cost of shares redeemed                                        (9,157,501)         (8,012,503)        (8,558,571)
                                                                ------------        ------------       ------------
   Increase in net assets from Fund share transactions             5,367,334             181,643          2,593,974
                                                                ------------        ------------       ------------

       Net increase (decrease) in net assets                       6,264,545            (428,954)         4,789,525

Net Assets
   At beginning of period                                         32,136,083          32,565,037         27,775,512
                                                                ------------        ------------       ------------

   At end of period                                             $ 38,400,628        $ 32,136,083       $ 32,565,037
                                                                ============        ============       ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                   Standish Intermediate Tax Exempt Bond Fund

                       Statements of Changes in Net Assets

                                                                                     Nine Months
                                                                Year Ended              Ended             Year Ended
                                                            September 30, 1997   September 30, 1996   December 31, 1995
                                                            ------------------  -------------------   -----------------
Increase (decrease) in Net Assets
From operations
   Net investment income                                        $  2,055,758        $  1,219,159       $  1,363,479
   Net realized gain                                                 194,930              53,135            199,896
   Change in net unrealized appreciation
      (depreciation)                                               1,302,656            (459,413)         1,841,975
                                                                ------------        ------------       ------------
      Net increase in net assets from operations                   3,553,344             812,881          3,405,350
                                                                ------------        ------------       ------------

Distributions to Shareholders
   From net investment income                                     (2,055,758)         (1,219,159)        (1,363,479)
   From net realized gain                                            (61,613)                 --                 --
                                                                ------------        ------------       ------------
       Total distributions to shareholders                        (2,117,371)         (1,219,159)        (1,363,479)
                                                                ------------        ------------       ------------


Fund share (principal) Transactions (Note 5)
   Net proceeds from sale of shares                               23,342,391          11,111,750         16,771,357
   Net asset value of shares issued to shareholders in
      payment of distributions declared                              828,068             428,110            316,498
   Cost of shares redeemed                                        (7,725,852)         (9,156,263)        (6,778,640)
                                                                ------------        ------------       ------------
   Increase in net assets from Fund share transactions            16,444,607           2,383,597         10,309,215
                                                                ------------        ------------       ------------

       Net increase in net assets                                 17,880,580           1,977,319         12,351,086

Net Assets
   At beginning of period                                         34,842,712          32,865,393         20,514,307
                                                                ------------        ------------       ------------

   At end of period (including undistributed net
      investment income of $8,268, $0 and $0,
      respectively)                                             $ 52,723,292        $ 34,842,712       $ 32,865,393
                                                                ============        ============       ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Cap Tax-Sensitive Equity Fund

                       Statements of Changes in Net Assets

                                                                          Year Ended           Period Ended
                                                                      September 30, 1997   September 30, 1996*
                                                                      ------------------   -------------------
Increase (decrease) in Net Assets
From operations
   Net investment income                                                 $     14,061         $     9,219
   Net realized gain (loss)                                                   454,628            (289,040)
   Change in unrealized appreciation (depreciation)                         8,125,678             359,016
                                                                         ------------         -----------
   Net increase in net assets from operations                               8,594,367              79,195
                                                                         ------------         -----------

Distributions to Shareholders
   From net investment income                                                 (11,664)             (4,039)
                                                                         ------------         -----------

Fund Share (principal) Transactions+(Note 5)
   Net proceeds from sale of shares                                        18,625,615           6,823,260
   Net asset value of shares issued to shareholders in
     payment of distributions declared                                          9,364               2,858
   Cost of shares redeemed                                                 (1,353,032)             (5,407)
                                                                         ------------         -----------
   Net increase in net assets from Fund share transactions                 17,281,947           6,820,711
                                                                         ------------         -----------

   Net increase in net assets                                              25,864,650           6,895,867

Net Assets
   At beginning of period                                                   6,895,867                  --
                                                                         ------------         -----------

   At end of period (including undistributed net investment
      income of $7,577 and $5,180, respectively)                         $ 32,760,517         $ 6,895,867
                                                                         ============         ===========

* For the period January 2, 1996, commencement of operations, through September 30, 1996.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish Tax-Sensitive Equity Fund

                       Statements of Changes in Net Assets

                                                                                        Year Ended           Period Ended
                                                                                    September 30, 1997   September 30, 1996*
                                                                                   -------------------   -------------------
Increase (decrease) in Net Assets
From operations
   Net investment income                                                                $     85,363      $    28,037
   Net realized loss                                                                         (99,250)         (21,876)
   Change in unrealized appreciation (depreciation)                                        2,866,460          313,274
                                                                                        ------------      -----------
   Net increase in net assets from operations                                              2,852,573          319,435
                                                                                        ------------      -----------

Distributions to Shareholders
   From net investment income                                                                (73,042)         (15,453)
                                                                                        ------------      -----------

Fund Share (principal) Transactions+(Note 5)
   Net proceeds from sale of shares                                                        7,241,231        2,539,035
   Net asset value of shares issued to shareholders in payment
       of distributions declared                                                              61,187           14,425
   Cost of shares redeemed                                                                  (105,951)         (14,500)
                                                                                        ------------      -----------
   Net increase in net assets from Fund share transactions                                 7,196,467        2,538,960
                                                                                        ------------      -----------

   Net increase in net assets                                                              9,975,998        2,842,942

Net Assets
   At beginning of period                                                                  2,842,942               --
                                                                                        ------------      -----------

   At end of period (including undistributed net investment income of $24,409 and
      $12,585, respectively)                                                            $ 12,818,940      $ 2,842,942
                                                                                        ============      ===========

* For the period January 2, 1996, commencement of operations, through September 30, 1996.


    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
            Standish Massachusetts Intermediate Tax Exempt Bond Fund

                              Financial Highlights


                                              Year          Nine Months
                                              Ended            Ended                Year ended December 31,
                                          September 30,    September 30,  --------------------------------------------
                                              1997             1996         1995       1994       1993      1992(a)(b)
                                          -------------    -------------   -------    -------    -------    ----------

Net asset value - beginning of period        $ 20.63          $ 21.02      $ 19.55    $ 21.31    $ 20.32    $20.00
                                             -------          -------      -------    -------    -------    ------

Income from investment operations
   Net investment income *                      0.97             0.74         0.94       0.94       0.92      0.13
   Net realized and unrealized gain
      (loss) on investments                     0.55            (0.39)        1.47      (1.75)      1.13      0.32
                                             -------          -------      -------    -------    -------    ------
Total from investment operations                1.52             0.35         2.41      (0.81)      2.05      0.45
                                             -------          -------      -------    -------    -------    ------

Less distributions to shareholders
   From net investment income                  (0.97)           (0.74)       (0.94)     (0.94)     (0.92)    (0.13)
   From net realized gains on
      investments                                 --               --           --      (0.01)     (0.14)       --
                                             -------          -------      -------    -------    -------    ------
   Total distributions to
      shareholders                             (0.97)           (0.74)       (0.94)     (0.95)     (1.06)    (0.13)
                                             -------          -------      -------    -------    -------    ------
   Net asset value, end of period            $ 21.18          $ 20.63      $ 21.02    $ 19.55    $ 21.31    $20.32
                                             =======          =======      =======    =======    =======    ======

Total return                                    7.55%            1.70%       12.64%     (3.84)%    10.24%    13.85%+

Ratios (to average daily net assets)/
Supplemental Data
   Expenses *                                   0.65%            0.65%+       0.65%      0.65%      0.65%     0.65%+
   Net investment income *                      4.67%            4.78%+       4.71%      4.67%      4.35%     4.05%+

   Portfolio Turnover                             25%(1)           35%(1)       77%        84%        94%       31%

   Net assets, end of period (000's
      omitted)                               $38,401          $32,136      $32,565    $27,776    $29,627    $6,537

* The investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and reimbursed the Fund for a portion of its operating expenses. In the absence of this agreement, the net investment income per share and the ratios would have been:

   Net investment income per share           $  0.95          $  0.72      $  0.95    $  0.91    $  0.86    $ 0.11
   Ratios (to average net assets):
      Expenses                                  0.75%            0.73%+       0.72%      0.78%      0.95%     1.37%+
      Net investment income                     4.57%            4.70%+       4.64%      4.54%      4.05%     3.33%+

----------
(a)Audited by other auditors.
(b)For the period November 2, 1992 (commencement of operations) to December 31, 1992.
+  Computed on an annualized basis.
(1)Commencing in fiscal 1996, securities which are puttable daily have been excluded from the portfolio turnover calculation.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                   Standish Intermediate Tax Exempt Bond Fund

                              Financial Highlights

                                              Year          Nine Months
                                              Ended            Ended                 Year ended December 31,
                                          September 30,    September 30,  --------------------------------------------
                                              1997             1996         1995       1994       1993      1992(a)(b)
                                          -------------    -------------   -------    -------    -------    ----------

Net asset value - beginning of period        $ 21.12          $ 21.40      $ 19.91    $ 21.44    $ 20.42    $20.00
                                             -------          -------      -------    -------    -------    ------

Income from investment operations
   Net investment income *                      1.01             0.79         0.98       0.95       0.93      0.14
   Net realized and unrealized gain
      (loss) on investments                     0.74            (0.28)        1.49      (1.51)      1.24      0.42
                                             -------          -------      -------    -------    -------    ------
Total from investment operations                1.75             0.51         2.47      (0.56)      2.17      0.56
                                             -------          -------      -------    -------    -------    ------

Less distributions to shareholders
   From net investment income                  (1.01)           (0.79)       (0.98)     (0.95)     (0.93)    (0.14)
   From net realized gains on
      investments                              (0.08)              --           --      (0.02)     (0.22)       --
                                             -------          -------      -------    -------    -------    ------
   Total distributions to
      shareholders                             (1.09)           (0.79)       (0.98)     (0.97)     (1.15)    (0.14)
                                             -------          -------      -------    -------    -------    ------
   Net asset value, end of period            $ 21.78          $ 21.12      $ 21.40    $ 19.91    $ 21.44    $20.42
                                             =======          =======      =======    =======    =======    ======

Total return                                    8.27%            2.43%       12.65%     (2.68)%    10.78%   17.02% +

Ratios (to average daily net assets)/
Supplemental Data
   Expenses *                                   0.65%            0.65%+       0.65%      0.65%      0.65%     0.65%+
   Net investment income *                      4.74%            4.99%+       4.75%      4.62%      4.36%     4.16%+

   Portfolio Turnover                             23%(1)           43%(1)      140%       157%       126%       62%

   Net assets, end of period (000's
      omitted)                               $52,723          $34,843      $32,865    $20,514    $17,132    $5,577

* The investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and reimbursed the Fund for a portion of its operating expenses. In the absence of this agreement, the net investment income per share and the ratios would have been:

   Net investment income per share           $  0.99          $  0.76      $  0.95    $  0.90    $  0.85    $ 0.12
   Ratios (to average net assets):
      Expenses                                  0.74%            0.82%+       0.79%      0.89%      1.15%     1.47%+
      Net investment income                     4.65%            4.82%+       4.61%      4.38%      3.86%     3.34%+

----------
(a)Audited by other auditors.
(b)For the period November 2, 1992 (commencement of operations) to December 31, 1992.
+  Computed on an annualized basis.
(1)Commencing in fiscal 1996, securities which are puttable daily have been excluded from the portfolio turnover calculation.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Cap Tax-Sensitive Equity Fund

                              Financial Highlights

                                                                                                   For the Period
                                                                                                  January 2, 1996
                                                                                                  (commencement of
                                                                             Year Ended            operations) to
                                                                         September 30, 1997      September 30, 1996
                                                                        ---------------------- -----------------------

Net asset value, beginning of period                                           $ 23.57                  $ 20.00
                                                                               -------                  -------

Income from investment operations
   Net investment income *                                                        0.02                     0.04
   Net realized and unrealized gain on investments                                9.05                     3.55
                                                                               -------                  -------
Total from investment operations                                                  9.07                     3.59
                                                                               -------                  -------

Less distributions to shareholders
   From net investment income                                                    (0.03)                   (0.02)

   Net asset value, end of period                                              $ 32.61                  $ 23.57
                                                                               =======                  =======

Total return                                                                     38.50%                   17.95%

Ratios (to average daily net assets)/Supplemental Data
   Expenses *                                                                     0.21%                    0.00%+
   Net investment income *                                                        0.08%                    0.41%+

   Portfolio Turnover                                                              102%                      57%

   Average broker commission per share (1)                                     $0.0429                  $0.1058

   Net assets, end of period (000's omitted)                                   $32,761                  $ 6,896

* The investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and reimbursed the Fund for a portion of its operating expenses. In the absence of this agreement, the net investment income per share and the ratios would have been:

   Net investment loss per share                                               $ (0.16)                 $ (0.28)
   Ratios (to average daily net assets):
      Expenses                                                                    1.24%                    3.45%+
      Net investment loss                                                        (0.95)%                  (3.04)%+

----------
+  Computed on an annualized basis.
(1)Amount represents the average commission per share paid to brokers on the purchase and sale of equity securities.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish Tax-Sensitive Equity Fund

                              Financial Highlights

                                                                                                     For the Period
                                                                                                     January 2, 1996
                                                                                                      (commencement
                                                                                Year Ended          of operations) to
                                                                          September 30, 1997 (2)   September 30, 1996
                                                                         -----------------------  --------------------

Net asset value, beginning of period                                           $ 23.60                  $ 20.00
                                                                               -------                  -------

Income from investment operations
   Net investment income *                                                        0.39                     0.28
   Net realized and unrealized gain on investments                               11.58                     3.50
                                                                               -------                  -------
Total from investment operations                                                 11.97                     3.78
                                                                               -------                  -------

Less distributions to shareholders
   From net investment income                                                    (0.33)                   (0.18)
                                                                               -------                  -------

   Net asset value, end of period                                              $ 35.24                  $ 23.60
                                                                               =======                  =======

Total return                                                                     51.19%                   18.97%

Ratios (to average daily net assets)/Supplemental Data
   Expenses *                                                                     0.20%                    0.00%+
   Net investment income *                                                        1.31%                    2.27%+

   Portfolio Turnover                                                               25%                      17%

   Average broker commission per share (1)                                     $0.0497                  $0.0419

   Net assets, end of period (000's omitted)                                   $12,819                  $ 2,843

* The investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and reimbursed the Fund for a portion of its operating expenses. In the absence of this agreement, the net investment income per share and the ratios would have been:

   Net investment income (loss) per share                                      $  0.04                  $ (0.36)
   Ratios (to average daily net assets):
      Expenses                                                                    1.73%                    5.15%+
      Net investment loss                                                        (0.22)%                  (2.88)%+

----------
+  Computed on an annualized basis.
(1)Amount represents the average commission per share paid to brokers on the purchase and sale of equity securities.
(2)Calculated based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
            Standish Massachusetts Intermediate Tax Exempt Bond Fund

                  Schedule of Investments - September 30, 1997

                                                                                            Par           Value
Security                                                  Rate           Maturity          Value        (Note 1A)
-----------------------------------------------------------------------------------------------------------------------
BOND -- 98.5%

General Obligations -- 32.2%
Amesbury MA State Qualified                               5.30%          06/01/2003      $  750,000    $     766,875
Brockton MA State Qualified                               5.55%          12/15/2003         270,000          274,725
Brockton MA State Qualified                               5.65%          12/15/2004         300,000          306,000
Brockton MA State Qualified                               5.70%          06/15/2002         160,000          166,800
Brockton MA State Qualified                               6.13%          06/15/2018         250,000          258,750
Commonwealth of Massachusetts                             7.50%          12/01/2000         400,000          438,500
Commonwealth of Massachusetts                             7.50%          06/01/2004         700,000          808,500
Commonwealth of Massachusetts                             5.40%          11/01/2006         600,000          632,250
Commonwealth of Massachusetts                             5.00%          11/01/2009       1,000,000        1,007,499
Lawrence MA                                               5.00%          09/15/2002         250,000          255,000
Lawrence MA State Qualified+                              5.13%          09/15/2003       1,250,000        1,281,249
Lowell MA State Qualified                                 6.00%          08/15/1999         775,000          798,250
Mass St College Bldg Authority Project                    7.50%          05/01/2006         500,000          601,250
Mass St College Bldg Authority Project                    7.50%          05/01/2007         350,000          424,375
Massachusetts Bay Transportation Authority                6.25%          03/01/2004         475,000          518,938
Massachusetts Bay Transportation Authority                6.00%          03/01/2005         550,000          594,688
Massachusetts St Govt Ld Bk                               5.25%          02/01/2007       1,000,000        1,039,999
Massachusetts St Obligation Rev                           5.50%          06/01/2006         500,000          530,625
Peabody MA                                                5.00%          08/01/2008         500,000          514,375
University of Mass Building Authority State Guarantee     6.63%          05/01/2007       1,000,000        1,146,249
                                                                                                       --------------
Total General Obligations (Cost $12,010,368)                                                              12,364,897
                                                                                                       --------------

Housing Revenue -- 8.8%
Mass HFA Residential Development FNMA                     8.80%          08/01/2021         250,000          258,243
Mass HFA Residential Development FNMA                     6.88%          11/15/2011         450,000          488,250
Mass HFA Residential Development FNMA+                    6.88%          11/15/2011         500,000          542,500
Mass HFA Residential Development FNMA                     7.60%          12/01/2014         490,000          523,688
Mass HFA Residential Development FNMA                     6.50%          12/01/2014         565,000          592,544
Massachusetts St Housing Finance Agency                   6.30%          10/01/2013         500,000          526,250
Massachusetts St Housing Finance Authority                5.75%          12/01/2017         425,000          425,000
                                                                                                       --------------
Total Housing Revenue (Cost $3,304,901)                                                                    3,356,475
                                                                                                       --------------

Insured Bond -- 23.5%
Chelsea MA School District AMBAC                          6.00%          06/15/2002         225,000          240,469
Chelsea MA School District AMBAC+                         6.00%          06/15/2004         750,000          813,750
Commonwealth of Massachusetts MBIA                        6.90%          10/01/2000         200,000          214,000
Holyoke MA FSA                                            6.00%          06/15/2006         600,000          658,500
Holyoke MA FSA                                            6.00%          06/15/2007         800,000          882,000
Lynn MA MBIA                                              5.00%          06/01/2006         485,000          498,944
Massachusetts Bay Transportation Authority FSA            5.25%          03/01/2012         500,000          505,625
Massachusetts St Health & Educational FSA                 5.50%          07/01/2007         635,000          669,131
Massachusetts St Industrial Finance Agency AMBAC          5.50%          07/01/2008         500,000          528,125
Massachusetts State Port Authority MBIA                   5.75%          07/01/2007         500,000          533,750
Nantucket MA MBIA                                         6.00%          07/15/2007         400,000          441,000
New Bedford MA AMBAC                                      6.00%          10/15/2005         575,000          628,906

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
            Standish Massachusetts Intermediate Tax Exempt Bond Fund

                  Schedule of Investments - September 30, 1997

                                                                                            Par           Value
Security                                                  Rate           Maturity          Value        (Note 1A)
-----------------------------------------------------------------------------------------------------------------------
Insured Bond (continued)
Springfield MA AMBAC                                      6.25%          08/01/2006      $1,000,000    $   1,117,499
Springfield MA AMBAC#                                     5.65%          09/01/2007         700,000          749,168
Worcester MA MBIA                                         6.00%          07/01/2005         500,000          545,625
                                                                                                       --------------
Total Insured Bond (Cost $8,759,490)                                                                       9,026,492
                                                                                                       --------------

Lease Revenue -- 2.6%
Puerto Rico Housing Bank Appropriation                    5.13%          12/01/2004         250,000          253,438
Puerto Rico Housing Bank Appropriation                    5.13%          12/01/2005         750,000          756,563
                                                                                                       --------------
Total Lease Revenue (Cost $983,776)                                                                        1,010,001
                                                                                                       --------------

LOC GIC -- 6.0%
Mass IFA Amesbury LOC: State Street                       5.35%          09/01/2000+++      410,000          420,763
Mass IFA Human Development Loc: Shawmut                   6.25%          04/15/2009         765,000          800,381
Mass IFA Orchard Cove Project Loc: Fleet National Bank    5.00%          05/01/2002+++      415,000          420,188
Northborough MA IFA LOC: Bank of Boston                   5.75%          09/01/1999+++      660,000          671,550
                                                                                                       --------------
Total LOC GIC (Cost $2,250,000)                                                                            2,312,882
                                                                                                       --------------

Revenue Bonds -- 25.4%
Mass Educational Loan Authority AMBAC+                    5.26%          07/01/1999         445,000          452,788
Mass HEFA Central New England Health Systems              5.75%          08/01/2003         500,000          497,500
Mass HEFA Charlton Hospital                               7.10%          08/01/2003         300,000          325,875
Mass HEFA Charlton Hospital                               7.00%          07/01/2000         300,000          317,625
Mass HEFA Melrose Wakefield Hospital                      6.35%          07/01/2006         310,000          329,763
Mass HEFA New England Baptist Hospital                    7.30%          07/01/2011         715,000          769,519
Mass HEFA Youville Hospital HFA Secured                   6.13%          02/15/2015         800,000          848,000
Mass IFA Berkshire Retirement Development                 5.13%          07/01/2018         530,000          535,300
Mass IFA Brooks School                                    5.60%          07/01/2005         245,000          260,313
Mass IFA Brooks School                                    5.90%          07/01/2013         410,000          424,350
Mass IFA Clark University                                 6.45%          07/01/2001         300,000          321,375
Mass IFA Loomis Project                                   6.50%          07/01/2002         350,000          365,750
Mass IFA Resource Recovery                                6.15%          07/01/2002       1,000,000        1,053,749
Mass IFA Springfield College                              4.90%          09/15/1999         715,000          717,681
Mass Water Resource Authority                             7.25%          04/01/2001         200,000          218,250
Mass Water Resource Authority                             5.25%          03/01/2013         500,000          501,250
Massachusetts St Industrial Agency Rev                    4.75%          07/01/2007         400,000          404,500
Massachusetts Water Pollution                             5.25%          02/01/2008         500,000          520,000
New England Loan Marketing MA Student Loan                5.80%          03/01/2002         850,000          891,438
                                                                                                       --------------
Total Revenue Bonds (Cost $9,489,957)                                                                      9,755,026
                                                                                                       --------------
Total Bond (Cost $36,798,492)                                                                             37,825,773
                                                                                                       --------------

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
            Standish Massachusetts Intermediate Tax Exempt Bond Fund

                  Schedule of Investments - September 30, 1997

                                                                                           Par            Value
Security                                                  Rate      Maturity             Value          (Note 1A)
-------------------------------------------------------------------------------------- ------------------------------
SHORT-TERM INVESTMENTS -- 4.4%

SHORT TERM BONDS -- 4.2%
Mass St Updates                                           4.05%     12/01/1997(dag)(dag)  1,600,000        1,600,000
                                                                                                         ------------
Total Short Term Bonds (Cost $1,600,000)                                                                   1,600,000
                                                                                                         ------------

REPURCHASE AGREEMENTS -- 0.2%
Prudential-Bache Repurchase Agreement, dated 9/30/97,
due 10/1/97, with a maturity value of $98,343 and an
effective yield of 5.47%, collateralized by a U.S.
Government Agency Obligation with a rate of 9.00%,
with a maturity date of 4/1/10 and with an aggregate
market value of $100,294.                                                                    98,328            98,328
                                                                                                         ------------

Total Repurchase Agreements (Cost $98,328)                                                                    98,328
                                                                                                         ------------

TOTAL SHORT-TERM INVESTMENTS (COST $1,698,328)                                                             1,698,328
                                                                                                         ------------

TOTAL INVESTMENTS -- 102.9% (COST $38,496,820)                                                            $39,524,101

Other Assets, Less Liabilities -- (2.9)%                                                                   (1,123,473)
                                                                                                         ============

NET ASSETS -- 100%                                                                                        $38,400,628
                                                                                                         ============

Notes to the Schedule of Investments:

AMBAC - American Municipal Bond Assurance Corp.
FSA - Financial Security Association
HEFA - Health & Educational Facilities Authority
HFA - Housing Finance Authority
FNMA - Federal National Mortgage Association
IBEW - International Brotherhood of Electrical Workers
IFA - Industrial Finance Authority
LOC - Letter of Credit
MBIA - Municipal Bond Insurance Association

+ Denotes all or part of security pledged as collateral to cover margin requirements on open financial futures contracts (Note 7).
#          Delayed delivery contract (Note 8).
(dag)      Date shown reflects next mandatory put date.
(dag)(dag) Date shown reflects actual maturity date. Security puttable on a daily basis.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                   Standish Intermediate Tax Exempt Bond Fund

                  Schedule of Investments - September 30, 1997

                                                                                            Par           Value
Security                                                  Rate           Maturity          Value        (Note 1A)
-----------------------------------------------------------------------------------------------------------------------
BOND -- 96.8%

General Obligations -- 11.0%
California State                                          6.60%          02/01/2009      $1,000,000    $   1,162,499
California State                                          5.25%          06/01/2012         500,000          508,125
Commonwealth of Massachusetts                             7.50%          06/01/2004         500,000          577,500
Commonwealth of Massachussetts MBIA                       6.00%          11/01/2008         500,000          555,625
Detroit MI                                                6.00%          04/01/2000         250,000          258,438
District of Columbia                                      5.80%          06/01/2004         500,000          523,125
Honolulu HI                                               5.40%          09/27/2007         500,000          526,875
Lawrence MA                                               5.38%          09/15/2005         500,000          516,875
Lowell MA State Qualified                                 7.20%          02/15/2000         500,000          531,250
Tuloso-Midway Texas Independent School District           5.75%          08/15/2006         580,000          627,125
                                                                                                       --------------
Total General Obligations (Cost $5,579,256)                                                                5,787,437
                                                                                                       --------------

Housing Revenue -- 11.6%
California Housing Authority#                             5.05%          02/01/2017         500,000          500,000
California Housing Authority MBIA                         5.65%          08/01/2025         380,000          389,025
Colorado HFA                                              7.45%          11/01/2027         400,000          453,500
Colorado HFA Multi Family Insured Mortgage                7.90%          10/01/2000         225,000          243,563
Florida HFA                                               0.00%          07/15/2016         975,000          118,219
Houston TX Housing Finance Corp.                          8.00%          06/01/2014         500,000          551,250
Mass HFA Residential Development FNMA                     7.60%          12/01/2014         395,000          422,156
Michigan Housing Authority AMBAC                          6.40%          04/01/2005         250,000          270,313
Michigan State Housing Development Authority              0.00%          04/01/2015         350,000           47,250
New Hampshire HFA                                         6.60%          01/01/2000         400,000          416,000
New Mexico Mortgage Finance Authority                     5.75%          07/01/2014         455,000          468,081
North Carolina Hsg Fin Agy                                7.60%          03/01/2021         960,000        1,033,200
Penn Housing Finance Agency                               5.35%          10/01/2008         500,000          515,225
Rhode Island Housing & Mortgage                           4.95%          10/01/2016         500,000          503,750
Texas Dept Housing & Community                            0.00%          03/01/2015         290,000           90,625
Virginia Housing Development Authority                    0.00%          11/01/2017         575,000          105,656
                                                                                                       --------------
Total Housing Revenue (Cost $6,038,608)                                                                    6,127,813
                                                                                                       --------------

Insured Bond -- 33.6%
Alabama St Docks MBIA#                                    5.50%          10/01/2004       1,000,000        1,037,500
Austin TX Utilities Systems FSA#                          5.75%          11/15/2004       1,000,000        1,056,249
Bakersfield CA Convention Center MBIA                     5.40%          04/01/2008       1,000,000        1,056,249
Benton County WA School District AMBAC                    6.70%          12/01/2006         580,000          667,000
Bloomington MN Port Authority FSA                         5.30%          02/01/2007         610,000          621,438
California Housing Authority Summit Medical Center FSA    5.50%          05/01/2005         615,000          653,438
Chicago IL Board of Education AMBAC                       6.75%          12/01/2009         465,000          546,956
Chicago IL O'Hare Airport MBIA                            6.75%          01/01/2006         500,000          569,375
Contra Costa CA Merrithew Hospital MBIA                   6.00%          11/01/2006         750,000          828,750
Denver CO Airport MBIA                                    7.50%          11/15/2006         500,000          587,500
District of Columbia FSA                                  5.30%          06/01/2004         500,000          517,500
District of Columbia Medlantic Hospital MBIA              7.00%          08/15/2005         500,000          561,250
Grand Prairie TX Health AMBAC                             6.00%          11/01/1999         360,000          368,550

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                   Standish Intermediate Tax Exempt Bond Fund

                  Schedule of Investments - September 30, 1997

                                                                                            Par           Value
Security                                                  Rate           Maturity          Value        (Note 1A)
-----------------------------------------------------------------------------------------------------------------------
Insured Bond (continued)
Greater Detroit Resource Recovery AMBAC                   6.25%          12/13/2007      $  400,000    $     452,000
Hot Springs AK Sales & Use FSA                            4.95%          12/01/2008         235,000          237,056
Jefferson County OH Asset Guaranty                        6.63%          12/01/2005         345,000          370,444
Jefferson Parish LA FGIC                                  6.15%          09/01/2005         525,000          577,500
Kansas St Tpk Authority AMBAC#                            5.50%          09/01/2006         500,000          525,625
Lubbock TX Health Facilities Development AMBAC            5.40%          12/01/2005       1,000,000        1,049,999
OK Industrial Authority Health System AMBAC               7.00%          08/15/2006         500,000          581,250
Orange County CA Recovery MBIA                            5.80%          07/01/2016         400,000          417,000
Palm Beach County Solid Waste AMBAC                       6.00%          10/01/2009         500,000          550,625
Pensacola FL Airport MBIA#                                6.25%          10/01/2008         380,000          401,850
Rancho Mirage CA MBIA                                     5.25%          07/01/2010         750,000          768,750
San Bernardino Cnty CA MBIA                               5.00%          08/01/2003       1,000,000        1,028,750
SD HEFA Mckennan Hosp MBIA                                6.00%          07/01/2007         500,000          550,000
Tucson AZ COP Asset Guaranty                              6.00%          07/01/2004         500,000          534,375
Walnut Valley CA School District MBIA                     6.75%          08/01/2006         500,000          580,625
                                                                                                       --------------
Total Insured Bond (Cost $16,964,983)                                                                     17,697,604
                                                                                                       --------------

Lease Revenue -- 7.9%
Battery Park NY Authority Junior Lien                     5.20%          11/01/2023         500,000          508,125
Los Angeles CA Building Authority                         5.60%          05/01/2004         500,000          531,250
New York Dormitory Authority                              6.00%          07/01/2006         500,000          532,500
New York Urban Development Corp.                          6.25%          04/01/2002         500,000          532,500
New York Urban Development Corp.                          6.00%          01/01/2004         500,000          532,500
New York Dormitory Authority                              5.50%          07/01/2003         500,000          520,625
NY Metropolitan Tran Authority Ser P                      5.75%          07/01/2015         500,000          505,625
San Bernadino CA Certificates of Participation            5.25%          08/01/2004         500,000          510,625
                                                                                                       --------------
Total Lease Revenue (Cost $4,054,460)                                                                      4,173,750
                                                                                                       --------------

LOC GIC -- 2.1%
Emphoria VA IDB LOC: Bank of Boston                       5.80%          04/01/1999+         60,000           60,214
Emphoria VA IDB LOC: Bank of Boston                       5.80%          04/01/1999+        200,000          200,712
Michigan Housing Authority AMBAC                          5.50%          06/01/2000+        485,000          488,031
Northborough MA IFA LOC: Bank of Boston                   5.75%          09/01/1999+        380,000          386,650
                                                                                                       --------------
Total LOC GIC (Cost $1,122,287)                                                                            1,135,607
                                                                                                       --------------

Prerefunded/Escrowed to Maturity -- 2.3%
Cincinnati Public Schools OH                              6.15%          06/15/2002         600,000          642,750
Texas State Tpk Authority Creek                           12.63%         01/01/2020         400,000          545,500
                                                                                                       --------------
Total Prerefunded/Escrowed to Maturity (Cost $1,111,857)                                                   1,188,250
                                                                                                       --------------

Revenue Bonds -- 28.3%
Alaska  Industrial Development and Export Authority       6.20%          04/01/2003         150,000          161,063
Alaska  Industrial Development and Export Authority       5.25%          04/01/1998         215,000          216,195
Alaska  Industrial Development and Export Authority       5.50%          04/01/2001         500,000          516,250
Camden County NJ Health Care Redevelopment                5.60%          02/15/2007         600,000          618,750
Castle Rock, CO Import Authority                          5.75%          12/01/2001         500,000          519,375

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                   Standish Intermediate Tax Exempt Bond Fund

                  Schedule of Investments - September 30, 1997

                                                                                            Par           Value
Security                                                  Rate           Maturity          Value        (Note 1A)
-----------------------------------------------------------------------------------------------------------------------
Revenue Bonds (continued)
Colorado HEFA Rocky Mountain Adventist Hospital           6.00%          02/01/1998      $  120,000    $     120,578
Dayton Ohio Special Facilities                            6.05%          10/01/2009         500,000          533,125
Denison Texas Hospital Authority                          5.90%          08/15/2007         500,000          523,125
District of Columbia Medlantic Hospital                   7.00%          08/15/2005         500,000          542,500
District of Columbia Redevelopment Agency                 5.63%          11/01/2010         470,000          475,875
Eddyville Iowa Pollution Control Revenue                  5.40%          10/01/2006         500,000          528,125
Foothills CA Transportation Agency                        0.00%          01/01/2007         500,000          346,875
Gateway OH Special Tax                                    7.50%          09/01/2005         500,000          543,750
Hendersonville Tennessee Industrial Development           5.95%          12/15/2008         365,000          379,144
Long Beach CA Aquarium                                    5.75%          07/01/2005         200,000          209,500
Mashantucket CT W Pequot                                  6.25%          09/01/2003         300,000          321,750
Mass IFA Berkshire Retirement Development                 5.13%          07/01/2018         500,000          505,000
Mass IFA Loomis Project                                   6.50%          07/01/2002         250,000          261,250
Mass IFA Resource Recovery                                6.15%          07/01/2002         150,000          158,063
Met Govt Nashville & Davidson Revenue#                    6.00%          05/01/2008         610,000          660,325
Met Peioria IL                                            6.25%          07/01/2017         300,000          315,750
MT Higher Education                                       5.95%          12/01/2012         410,000          424,863
New York Med Center Long Island FHA                       6.40%          08/15/2014         480,000          522,600
New York Med Center Mercy FHA                             5.40%          08/15/2005         275,000          286,344
New York Med Center Mt. Sinai FHA                         5.95%          08/15/2009         190,000          199,263
New York Med Center St. Luke's FHA                        5.60%          08/15/2013         460,000          471,500
New York Med Center St. Vincent FHA                       6.13%          02/15/2014         470,000          498,788
NH Education Authority Brewster Acadamy                   5.40%          06/01/2001         405,000          413,606
NH HEFA Allegheny Health MBIA                             6.25%          10/01/2008         300,000          316,500
OH Development Commission                                 5.45%          06/01/1999         135,000          137,025
Orange County CA Transportation Sales Tax                 6.00%          02/15/2007         500,000          551,875
Scranton PA                                               7.13%          07/15/2005         500,000          545,625
Stanislaus CA                                             7.63%          01/01/2010         400,000          429,000
Utah Student Loan AMBAC                                   7.45%          11/01/2008         500,000          530,625
Volusia FL HEFA -  Embry Project                          5.50%          10/15/2004         400,000          409,900
WA Public Power Supply Project                            5.30%          07/01/2002         500,000          517,500
Weld County Colorado IDA Conagra                          6.75%          12/15/2001         200,000          214,750
                                                                                                       --------------
Total Revenue Bonds (Cost $14,219,002)                                                                    14,926,132
                                                                                                       --------------
Total Bond (Cost $49,090,453)                                                                             51,036,593
                                                                                                       --------------

                                                                                            Par            Value
Security                                                  Rate           Maturity          Value         (Note 1A)
-----------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.8%

SHORT TERM BONDS -- 9.7%
Illinois St Sales Tax                                     4.90%          06/15/1998++     1,400,000        1,410,738
Lone Star Airport Improvement Authority TX                4.00%          12/01/2014++       100,000          100,000
Lone Star Airport Improvement Authority TX                4.00%          12/01/2014++       100,000          100,000
Los Angeles County CA                                     4.50%          06/30/1998++     1,000,000        1,005,090

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                   Standish Intermediate Tax Exempt Bond Fund

                  Schedule of Investments - September 30, 1997

                                                                                            Par           Value
Security                                                  Rate           Maturity          Value        (Note 1A)
-----------------------------------------------------------------------------------------------------------------------
Short Term Bonds (continued)
Mass St Updates                                           4.05%          12/01/1997++     1,800,000        1,800,000
New York State Dormitory Authority                        4.00%          07/01/2023++       500,000          500,000
Orange County CA Water Dist                               3.05%          08/15/2015++       200,000          200,000
                                                                                                       --------------
Total Short Term Bonds (Cost $5,115,106)                                                                   5,115,828
                                                                                                       --------------

REPURCHASE AGREEMENTS -- 0.1%
Prudential-Bache Repurchase Agreement, dated 9/30/97, due 10/1/97, with a maturity value of $62,278 and an effective yield of 5.47%, collateralized by a
U.S. Government Agency Obligation with a rate of 9.00%, with a maturity date of 4/1/10 and with an aggregate market
value of $63,514.                                                                            62,268           62,268
                                                                                                       --------------

Total Repurchase Agreements (Cost $62,268)                                                                    62,268
                                                                                                       --------------

TOTAL SHORT-TERM INVESTMENTS (COST $5,177,374)                                                             5,178,096
                                                                                                       --------------

TOTAL INVESTMENTS -- 106.6% (COST $54,267,827)                                                         $  56,214,689

Other Assets, Less Liabilities -- (6.6)%                                                                  (3,491,397)
                                                                                                       ==============

NET ASSETS -- 100%                                                                                     $  52,723,292
                                                                                                       ==============

Notes to the Schedule of Investments:

AMBAC - American Municipal Bond Assurance Corp.
COP - Certification of Participation
FGIC - Financial Guaranty Insurance Co.
FHA - Federal Housing Authority
FSA - Financial Security Association
HEFA - Health & Educational Facilities Authority
FNMA - Federal National Mortgage Association
HFA - Housing Finance Authority
IDA - Industrial Development Authority
IDB - Industrial Development Bond
IFA - Industrial Finance Authority
LOC - Letter of Credit
MBIA - Municipal Bond Insurance Association
GIC - Guaranteed Investment Contact

#  Delayed delivery contract (Note 8).
+  Date shown reflects next mandatory put date.
++ Date shown reflects actual maturity date. Security puttable on a daily basis.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Cap Tax-Sensitive Equity Fund

                  Schedule of Investments - September 30, 1997

Security                                                Shares             Value
--------------------------------------------------------------------------------
EQUITIES -- 98.5%

Basic Industry -- 1.1%
Chirex, Inc.*                                           14,200        $  362,100
                                                                      ----------

Capital Goods -- 7.3%
Ballantyne Of Omaha, Inc.*                              13,100           252,175
Comfort Systems USA, Inc.*                              12,600           240,975
Hagler Bailly*                                           8,600           218,225
Kellstrom Industries, Inc.*                             15,000           309,375
SBS Technologies, Inc.*                                 14,300           341,413
Service Experts, Inc.*                                   8,600           232,738
Tetra Technologies, Inc.*                               11,300           261,313
Trailer Bridge, Inc.*                                   14,500           192,125
Triumph Group, Inc.*                                    10,500           351,094
                                                                      ----------
                                                                       2,399,433
                                                                      ----------

Consumer Stable -- 6.6%
800-Jr Cigar, Inc.*                                     11,100           388,499
Aviation Sales Co.*                                     10,300           311,575
Barnett Inc.*                                            9,300           197,625
General Cigar Holdings, Inc.*                            8,800           254,100
Hughes Supply, Inc.                                      8,550           258,103
Robert Mondavi Corp.,  Class A*                          6,600           361,350
Suiza Foods Corp.*                                       7,500           386,249
                                                                      ----------
                                                                       2,157,501
                                                                      ----------

Early Cyclical -- 3.0%
Aftermarket Technology, Inc.*                           13,900           330,125
Atlantic Coast Airlines, Inc.*                           7,300           156,950
Excelsior-Henderson Motorcycle*                         25,200           162,225
Hospitality Worldwide Services*                         14,700           192,938
Midwest Express Holdings*                                4,650           149,091
                                                                      ----------
                                                                         991,329
                                                                      ----------

Energy -- 6.6%
Cal Dive International, Inc.*                           16,200           603,449
Friede Goldman Intl, Inc.*                               5,600           336,000
Halter Marine Group, Inc.*                               9,200           445,049
Hvide Marine, Inc.*                                     13,200           422,399
Newpark Resources, Inc.*                                 4,200           165,113
Veritas DGC, Inc.*                                       4,400           187,275
                                                                      ----------
                                                                       2,159,285
                                                                      ----------

Financial -- 3.0%
American Capital Strategies*                             1,200            24,000

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Cap Tax-Sensitive Equity Fund

                  Schedule of Investments - September 30, 1997

Security                                                Shares             Value
--------------------------------------------------------------------------------
Financial (continued)
E Trade Group, Inc.*                                     9,900        $  465,299
Greater Bay Bancorp                                      6,100           261,538
Rental Service Corp.*                                   10,000           224,375
                                                                      ----------
                                                                         975,212
                                                                      ----------

Growth Cyclical -- 11.2%
Apple South, Inc.                                       22,800           438,899
Ashworth, Inc.*                                         17,300           177,325
Atria Communities, Inc.*                                10,600           190,800
Central Garden & Pet Co.*                               10,900           335,175
Coach USA, Inc.*                                         9,400           282,588
Coldwater Creek, Inc.*                                   4,900           142,100
Gadzooks, Inc.*                                         13,300           279,300
Logan's Roadhouse Inc.*                                  9,700           252,200
North Face, Inc.*                                        5,400           145,125
Sonic Corp.*                                            10,700           299,600
Steiner Leisure Ltd.*                                    8,500           312,375
Suburban Lodges of America*                             10,400           274,300
Sunrise Assisted Living, Inc.*                           4,500           162,563
Travel Services, Inc.*                                   7,600           157,700
Vans, Inc.*                                             14,500           232,000
                                                                      ----------
                                                                       3,682,050
                                                                      ----------

Health Care -- 15.2%
Affymetrix, Inc.*                                        7,100           326,600
Arbor Health Care Company*                               6,500           286,000
Arris Pharmaceutical Corp.*                             19,700           256,100
CN Bioscience, Inc.*                                    14,500           340,750
Cohr, Inc.*                                             12,700           206,375
Daou Systems, Inc.*                                      5,900           184,375
Guilford Pharmaceuticals, Inc.*                         11,300           333,350
Horizon Health Corp.*                                    7,750           193,750
Imnet Systems, Inc.*                                     9,000           241,875
Impath, Inc.*                                            9,000           263,250
Inhale Therapeutic Systems*                              7,700           241,588
Medimmune, Inc.*                                         6,400           235,200
Medquist, Inc.*                                         11,250           262,969
National Surgery Centers, Inc.*                          8,550           185,963
Neurogen Corp.*                                          8,400           226,800
Pharmaceutical Product Development*                     10,000           203,750
Sepracor, Inc.*                                         10,300           338,613
Specialty Care Network, Inc.*                           17,600           217,800
Urologix, Inc.*                                         10,600           251,750

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Cap Tax-Sensitive Equity Fund

                  Schedule of Investments - September 30, 1997

Security                                                Shares             Value
--------------------------------------------------------------------------------
Health Care (continued)
Vertex Pharmaceuticals, Inc.*                            4,800        $  181,200
                                                                      ----------
                                                                       4,978,058
                                                                      ----------

Services -- 21.3%
Abacus Direct Corp.*                                     6,600           212,025
Analysts International Corp.                             5,000           193,750
Barrett Business Services, Inc.*                         9,700           162,475
BET Holdings, Inc.*                                      6,800           359,550
Central Parking Corp.                                    6,850           321,950
Computer Task Group, Inc.                                8,000           335,500
Data Processing Resources Corp.*                         4,000           100,000
Devry, Inc.*                                             9,000           268,875
Emmis Broadcasting Corp., Class A*                       6,200           296,050
F.Y.I., Inc.                                            11,700           304,200
Gray Communications Systems, Class B                    13,600           340,000
Harbinger Corp.*                                         6,000           218,250
Healthplan Services Corp.                                9,500           200,688
Heftel Broadcasting Corp.*                               5,500           416,624
Inspire Insurance Solutions*                            12,500           226,563
Learning Tree International*                             6,500           186,063
Metzler Group, Inc.*                                     5,300           212,663
On Assignment, Inc.*                                     7,000           318,500
Personnel Group of America, Inc.*                        9,400           321,950
Physician Support Systems*                              13,600           229,500
Remedy Temp, Inc.*                                      12,400           291,400
Rural Metro Corp.*                                       7,000           213,500
Scandinavian Broadcast Systems Corp.*                   16,400           393,599
Scholastic Corp.*                                        8,400           331,800
Wackenhut Corrections Corp.*                             7,700           238,700
Walsh International, Inc.*                              22,800           285,000
                                                                      ----------
                                                                       6,979,175
                                                                      ----------

Technology -- 23.2%
Advanced Technology Material*                           10,000           367,500
Advantage Learning Systems Inc.*                         5,000           126,250
Aehr Test Systems*                                      21,800           385,588
Asyst Technologies, Inc.*                                2,500           111,016
Benchmark Electronics, Inc.*                             7,800           219,863
Brooks Automation, Inc.*                                 6,000           230,250
C. P. Clare Corp.*                                      13,300           262,675
CFM Technologies, Inc.*                                  3,900           152,831
Dallas Semiconductor Corp.                               6,000           268,500
Exar Corp.*                                              5,900           156,350
FSI International, Inc.*                                 7,300           152,388

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Cap Tax-Sensitive Equity Fund

                  Schedule of Investments - September 30, 1997

Security                                                Shares             Value
--------------------------------------------------------------------------------
Technology (continued)
Galileo Technology*                                      3,200        $  105,600
Hadco Corp.*                                             4,400           238,287
Helix Technology Corp.                                   3,800           235,244
Hyperion Software Corp.*                                 9,300           290,044
Intelligroup, Inc.*                                     12,900           277,350
Kulicke & Soffa Industries*                              8,900           412,180
Lecroy Corp.*                                            6,000           265,500
Level One Communications, Inc.*                          7,650           307,913
P-Com, Inc.*                                            13,600           325,550
PCD, Inc.*                                              11,300           279,675
Photronics, Inc.*                                        3,900           236,194
PRI Automation, Inc.*                                    6,700           391,949
Radiant Systems, Inc.*                                  14,800           310,800
Sanmina Corp.*                                           2,800           242,375
Semtech Corp.*                                           4,800           331,800
Star Telecommunications, Inc.*                          14,100           324,300
Ultrak, Inc.*                                           25,400           311,150
Unitrode Corp.*                                          3,700           274,263
                                                                     -----------
                                                                       7,593,385
                                                                     -----------

TOTAL EQUITIES (COST $23,792,834)                                     32,277,528
                                                                     -----------

TOTAL INVESTMENTS -- 98.5% (COST $23,792,834)                        $32,277,528

Other Assets, Less Liabilities -- 1.5%                                   482,989
                                                                     -----------

NET ASSETS -- 100%                                                   $32,760,517
                                                                     ===========

Notes to the Schedule of Investments:

*  Non-income producing security

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish Tax-Sensitive Equity Fund

                  Schedule of Investments - September 30, 1997

Security                                                Shares             Value
--------------------------------------------------------------------------------
EQUITIES -- 95.4%

Basic Industry -- 5.8%
Crane Company                                            8,125        $  334,140
Hanna (M. A.) Co.                                       10,000           265,625
Morton International Inc.                                2,200            78,100
Praxair, Inc.                                            1,400            71,663
                                                                      ----------
                                                                         749,528
                                                                      ----------

Capital Goods -- 7.1%
Deere & Co.                                              4,100           220,375
Dover Corp.                                              2,500           169,688
Textron Inc.                                             2,800           182,000
United Technologies Corp.                                4,200           340,199
                                                                      ----------
                                                                         912,262
                                                                      ----------

Consumer Stable -- 5.0%
General Nutrition Companies*                             4,700           136,888
Kroger Co.*                                              4,000           120,750
Philip Morris Companies Inc.                             2,950           122,609
Richfood Holdings Inc.                                  10,100           261,969
                                                                      ----------
                                                                         642,216
                                                                      ----------

Early Cyclical -- 3.4%
Lancaster Colony Corp.                                   4,500           239,063
Leggett & Platt Inc.                                     4,500           200,531
                                                                      ----------
                                                                         439,594
                                                                      ----------

Energy -- 8.9%
Amoco Corp.                                              2,200           212,025
British Petroleum Co. PLC                                3,568           324,019
Mobil Corp.                                              3,800           281,200
Texaco Inc.                                              5,200           319,475
                                                                      ----------
                                                                       1,136,719
                                                                      ----------

Financial -- 18.2%
Ace Limited                                              2,800           263,200
Allied Group                                             3,500           177,844
AMBAC Inc.                                               6,900           280,744
American Bankers Insurance Group                         5,200           189,800
BankAmerica Corp.                                        2,000           146,625
BankBoston Corporation                                   1,200           106,125
Chase Manhattan Corp.                                    2,500           295,000
Conseco, Inc.                                            5,770           281,648
Morgan Stanley Dean Witter                               3,800           205,438
Northern Trust                                           1,400            82,775
Reliastar Financial Corp.                                7,500           298,594
                                                                      ----------
                                                                       2,327,793
                                                                      ----------

Growth Cyclical -- 9.9%

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish Tax-Sensitive Equity Fund

                  Schedule of Investments - September 30, 1997

Security                                                Shares             Value
--------------------------------------------------------------------------------
Growth Cyclical (continued)
BJ's Wholesale Club Inc*                                 4,400        $  128,425
Claire's Stores Inc.                                     9,000           201,375
Costco Companies Inc.*                                   4,000           150,500
Jones Apparel Group Inc.*                                1,600            86,400
Pier 1 Imports Inc.                                     10,425           186,998
Ross Stores Inc.                                         4,500           153,563
Tommy Hilfiger Corp.*                                    5,000           249,688
Wallace Computer Services                                3,000           110,625
                                                                      ----------
                                                                       1,267,574
                                                                      ----------

Health Care -- 8.0%
Abbott Laboratories                                      1,100            70,331
Bristol-Myers Squibb Co.                                 2,300           190,325
Schering-Plough Corp.                                    3,800           195,700
Sofamor Danek Group, Inc.*                               3,000           171,375
Steris Corp.*                                            3,000           123,375
Watson Pharmaceutical Inc.*                              4,500           268,875
                                                                      ----------
                                                                       1,019,981
                                                                      ----------

Real Estate -- 3.3%
Beacon Properties Corp., REIT                            2,400           109,950
Macerich Company (The), REIT                             1,900            54,863
Patriot Amer Hospitality Inc., REIT                      2,399            76,468
Prentiss Properties Trust, REIT                          2,200            63,525
Starwood Lodging Trust, REIT                             2,100           120,619
                                                                      ----------
                                                                         425,425
                                                                      ----------

Services -- 5.5%
Carnival Corp.                                           5,500           254,375
Ceridian Corp.*                                          5,300           196,100
Oakwood Homes Corp.                                      8,800           249,700
                                                                      ----------
                                                                         700,175
                                                                      ----------

Technology -- 20.3%
Adaptec Inc.*                                            6,400           299,200
Belden Inc.                                              5,650           212,934
Compaq Computer*                                         5,250           392,437
Computer Associates International, Inc.                  2,500           179,531
Harris Corp., Inc.                                       7,500           343,124
Intel Corp.                                              3,000           276,938
International Business Machine                           1,000           105,938
Raychem Corp.                                            3,900           329,549
Shared Medical                                           4,100           216,788
Sun Microsystems Inc.*                                   5,300           248,106
                                                                      ----------
                                                                       2,604,545
                                                                      ----------

TOTAL EQUITIES (COST $9,046,078)                                      12,225,812
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish Tax-Sensitive Equity Fund

                  Schedule of Investments - September 30, 1997

Security                                                Shares             Value
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 95.4% (COST $9,046,078)                       $  12,225,812

Other Assets, Less Liabilities -- 4.6%                                   593,128
                                                                   -------------

NET ASSETS -- 100%                                                 $  12,818,940
                                                                   =============
Notes to the Schedule of Investments:

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust

                          Notes to Financial Statements

(1)   Significant Accounting Policies:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Massachusetts Intermediate Tax Exempt Bond Fund (Massachusetts Intermediate Tax Exempt Bond Fund) is a separate non-diversified investment series of the Trust. Standish Intermediate Tax Exempt Bond Fund (Intermediate Tax Exempt Bond Fund), Standish Small Cap Tax-Sensitive Equity Fund (Small Cap Tax-Sensitive Equity Fund) and Standish Tax-Sensitive Equity Fund (Tax Sensitive Equity Fund) are separate diversified investment series of the Trust (together with the Massachusetts Intermediate Tax Exempt Bond Fund, individually a "Fund" and collectively, the "Funds").

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations--

      Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the last sales prices on the exchange or market on which they are primarily traded, or if not listed or no sale, at the last quoted bid prices. Equity securities for which quotations are readily available are valued at the last sale price or if no sale, at the closing bid prices in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Repurchase Agreements--

      It is the policy of each Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by each Fund to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. Securities transactions and income--

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. Realized gains and losses from securities sold are recorded on the identified cost basis.

                     Standish, Ayer & Wood Investment Trust

                          Notes to Financial Statements

      D. Federal taxes--

      As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes all of its taxable income for its fiscal year. Dividends paid by the Massachusetts Intermediate Tax Exempt Bond Fund and the Intermediate Tax Exempt Bond Fund (collectively the "Bond Funds") from net interest earned on tax-exempt municipal bonds are not includable by shareholders as gross income for Federal income tax purposes because the Bond Funds intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Bond Funds to pay exempt-interest dividends. At September 30, 1997, the following Funds, for federal income tax purposes, had capital loss carryovers as follows:

                                                Expiration Date September 30,
                                              ----------------------------------
                                                2002         2003          2004       Total
                                              --------      --------    --------    --------

      Massachusetts Intermediate Tax
      Exempt Bond Fund                        $227,004      $178,890         --     $405,894

      Tax-Sensitive Equity Fund                     --            --    $ 19,612    $ 19,612

      Such carryovers will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income tax.

      E. Deferred organization expense--

      Costs associated with the Funds' organization and initial registration are being amortized, on a straight-line basis, through October, 1997 for the Massachusetts Intermediate Tax Exempt Bond Fund and the Intermediate Tax Exempt Bond Fund and through December, 2000 for the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund.

      F. Fiscal year end--

      The Board of Trustees voted on February 9, 1996 to change the fiscal year end of the Bond Funds from December 31 to September 30, effective September 30, 1996.

(2)   Distributions to Shareholders:

      Distributions on shares of the Bond Funds are declared daily from net investment income and distributed monthly. Dividends from net investment income, if any, will be distributed at least annually for the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund. Distributions on capital gains, if any, will be distributed annually by all of the Funds. Distributions from net investment income and capital gains, if any, are automatically reinvested in additional shares of the applicable Fund unless the shareholder elects to receive them in cash. Distributions are recorded on the ex-dividend date.

      Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital.

                     Standish, Ayer & Wood Investment Trust

                          Notes to Financial Statements

(3)   Investment Advisory Fee:

      The investment advisory fee paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services, and general office facilities, is paid at the following annual rates of each Fund's average daily net assets: 0.40% for the Massachusetts Intermediate Tax Exempt Bond Fund and the Intermediate Tax Exempt Bond Fund, 0.60% for the Small Cap Tax-Sensitive Equity Fund and 0.50% for the Tax-Sensitive Equity Fund. For the year ended September 30, 1997, SA&W voluntarily agreed to limit the total fund operating expenses (excluding litigation, indemnification and other extraordinary expenses) to the following percentages of average daily net assets: 0.65% for the Massachusetts Intermediate Tax Exempt Bond Fund and the Intermediate Tax Exempt Bond Fund. For the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund, total operating expenses (excluding litigation and extraordinary expenses) were voluntarily limited by SA&W to 0.00% of average daily net assets through June 30, 1997; Commencing July 1, 1997 total operating expenses (excluding litigation and extraordinary expenses) were limited to 0.50% of average daily net assets. For the year ended September 30, 1997, SA&W voluntarily waived $33,848, $40,552, $100,630 and
      $32,635 of its advisory fee to the Massachusetts Tax Exempt Bond Fund, Intermediate Tax Exempt Bond Fund, Small Cap Tax-Sensitive Equity Fund and Tax-Sensitive Equity Fund, respectively, and reimbursed operating expenses of $72,897 and $67,114 for the Small Cap Tax-Sensitive Equity Fund and Tax-Sensitive Equity Fund, respectively, which are reflected as reductions of expenses in the respective Statements of Operations. These agreements are voluntary and temporary and may be discontinued or revised by SA&W at any time. The Funds pay no compensation directly to the Trust's Trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Funds from SA&W. Certain of the Trustees and officers of the Trust are directors or officers of SA&W.

(4)   Purchases and Sales of Investments:

      Purchases and sales of investments, other than short-term obligations, were as follows:

                                                        Year Ended          For the Period Ended(a)
                                                    September 30, 1997        September 30, 1996
                                                 ------------------------  ------------------------
                                                  Purchases      Sales      Purchases     Sales
                                                 -----------  -----------  -----------  -----------

Massachusetts Intermediate Tax Exempt Bond Fund  $14,344,251   $8,536,805  $11,013,527  $11,159,395
                                                 ===========  ===========  ===========  ===========

Intermediate Tax Exempt Bond Fund                $44,667,863  $24,936,103  $16,279,361  $14,065,880
                                                 ===========  ===========  ===========  ===========

Small Cap Tax-Sensitive Equity Fund              $33,633,673  $16,657,415   $8,506,998   $1,856,009
                                                 ===========  ===========  ===========  ===========

Tax-Sensitive Equity Fund                         $8,248,008   $1,571,491   $2,783,277     $293,127
                                                 ===========  ===========  ===========  ===========

      (a) For the nine months ended September 30, 1996, for the Bond Funds and for the period from January 2, 1996, commencement of investment operations, to September 30, 1996, for the Small Cap Tax-Sensitive Equity Fund and Tax-Sensitive Equity Fund.

                     Standish, Ayer & Wood Investment Trust

                          Notes to Financial Statements

(5)   Shares of Beneficial Interest:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in each Fund's shares were as follows:

      Massachusetts Intermediate Tax Exempt          Year Ended        Period Ended (a)       Year Ended
      Bond Fund                                  September 30, 1997   September 30, 1996   December 31, 1995
                                                 ------------------   ------------------   -----------------
      Shares sold                                           664,860              379,843             534,346
      Shares issued to shareholders in
             payment of distributions declared               30,459               17,163              18,097

      Shares redeemed                                      (440,478)            (388,723)           (423,607)
                                                 ==================   ==================   =================

      Net increase                                          254,841                8,283             128,836
                                                 ==================   ==================   =================


      Intermediate Tax Exempt Bond Fund

      Shares sold                                         1,093,993              524,041             821,564
      Shares issued to shareholders in
             payment of distributions declared               38,642               20,313              15,149

      Shares redeemed                                      (361,805)            (430,546)           (331,012)
                                                 ==================   ==================   =================

      Net increase                                          770,830              113,808             505,701
                                                 ==================   ==================   =================

                                                     Year Ended         Period Ended(a)
      Small Cap Tax-Sensitive Equity Fund        September 30, 1997   September 30, 1996
                                                 ------------------   ------------------

      Shares Sold                                           763,163              292,713
      Shares issued to shareholders in
             payment of distributions declared                  387                  119

      Shares redeemed                                       (51,613)                (268)
                                                 ==================   ==================

      Net increase                                          711,937              292,564
                                                 ==================   ==================

      Tax-Sensitive Equity Fund

      Shares Sold                                           244,525              120,464
      Shares issued to shareholders in
             payment of distributions declared                2,135                  660

      Shares redeemed                                        (3,376)                (678)
                                                 ==================   ==================

      Net increase                                          243,284              120,446
                                                 ==================   ==================

      (a) For the nine months ended September 30, 1996, for the Bond Funds and for the period from January 2, 1996, commencement of investment operations, to September 30, 1996, for the Small Cap Tax-Sensitive Equity Fund and Tax-Sensitive Equity Fund.

      At September 30, 1997, the Massachusetts Intermediate Tax Exempt Bond Fund had two shareholders of record owning approximately 31% and 11% of the Fund's outstanding voting shares. The Intermediate Tax Exempt Bond Fund, the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund each had a shareholder of record owning approximately 14%, 17% and 21% of the respective Fund's outstanding voting shares.

                     Standish, Ayer & Wood Investment Trust

                          Notes to Financial Statements

(6)   Federal Income Tax Basis of Investment Securities:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 1997, as computed on a federal income tax basis, were as follows:

                                                              Gross             Gross          Net Unrealized
                                          Aggregate        Unrealized         Unrealized        Appreciation
                                             Cost         Appreciation       Depreciation      (Depreciation)
                                       ---------------   ----------------   ---------------   -----------------

      Massachusetts Intermediate
      Tax Exempt Bond Fund                $38,496,820         $1,037,865           $10,584          $1,027,281

      Intermediate Tax Exempt Bond
      Fund                               $54,267 ,827         $1,950,867            $4,005          $1,946,862

      Small Cap Tax-Sensitive
      Equity Fund                         $23,846,486         $8,600,276          $169,254          $8,431,022

      Tax-Sensitive Equity Fund            $9,049,975         $3,175,837                $0          $3,175,837

(7)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Funds may trade the following financial instruments with off-balance sheet risk:

      Futures contracts--

      The Funds may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Funds are required to deposit either in cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, dependent on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by each Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase a Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contracts terms. The Funds enter into financial futures transactions primarily to manage their exposure to certain markets and to changes in securities prices and, with respect to the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund, to changes in foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts.

                     Standish, Ayer & Wood Investment Trust

                          Notes to Financial Statements

      At September 30, 1997 the Massachusetts Intermediate Tax Exempt Bond Fund held the following futures contracts:

                                                                                  Underlying
                      Contract                  Position     Expiration Date     Face/amount      Unrealized
                                                                                   at value       Gain/(Loss)
       ---------------------------------------  ----------   ----------------   ---------------  --------------
       Municipal Bond (6 contracts)               Long          12/19/97              $721,125     $     8,940
                                                                                                 -------------
                                                                                                   $     8,940
                                                                                                 =============

      At September 30, 1997, the Massachusetts Intermediate Tax Exempt Bond Fund had segregated sufficient cash and/or securities to cover margin requirements on open future contracts.

      At September 30, 1997, the Intermediate Tax Exempt Bond Fund, the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund had no open futures contracts.

      Since the Massachusetts Intermediate Tax Exempt Bond Fund may invest a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable general tax-exempt mutual fund.

(8)   Delayed Delivery Transactions:

      The Bond Funds may purchase securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund instructs its custodian to segregate securities having a value at least equal to the amount of the purchase commitment.

      At September 30, 1997, the Massachusetts Intermediate Tax Exempt Bond Fund had entered into the following delayed delivery transactions:

             Type                  Security                            Settlement Date    Trade Amount
          ------------    -----------------------------------------   ----------------   --------------
              Buy         Springfield MA                                 10/15/97           $750,706
                                                                                         ===========

      At September 30, 1997, the Intermediate Tax Exempt Bond Fund had entered into the following delayed delivery transactions:

             Type                  Security                             Settlement Date    Trade Amount
          ------------    -----------------------------------------    ----------------   ---------------
              Buy         Alabama St. Docks                               07/08/98         $1,026,400
              Buy         Austin TX Utilities Systems                     08/17/98          1,043,706
              Buy         CA Housing Authority                            05/06/98            500,000
              Buy         Kansas St. Tpk Authority                        06/04/98            520,440
              Buy         Pensacola FL Airport                            07/07/98            391,494
              Buy         Met Govt. Nashville & Davidson Revenue          02/03/98            640,896
                                                                                          -----------
                                                                                           $4,122,936
                                                                                          ===========

      At September 30, 1997, the Small Cap Tax Sensitive Equity Fund and the Tax Sensitive Equity Fund were not party to any delayed delivery transactions.

                     Standish, Ayer & Wood Investment Trust

                          Notes to Financial Statements

(9)   Tax Information - Unaudited

      Pursuant to section 852 of the Internal Revenue Code, the Standish Small Cap Tax-Sensitive Equity Fund designates $110,691 as capital gain dividends for the year ended September 30, 1997. All of this amount represents a 28% tax rate gain distribution.

      Of the distributions paid by the Bond funds from net investment income for the year ended September 30, 1997, amounts that were tax exempt for federal income tax purposes are as follows:

      Massachusetts Intermediate Tax Exempt Bond           $  2,023,273
      Fund

      Intermediate Tax Exempt Bond Fund                    $  1,568,947

                        Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Massachusetts Intermediate Tax Exempt Bond Fund, Standish Intermediate Tax Exempt Bond Fund, Standish Small Cap Tax-Sensitive Equity Fund, and Standish Tax-Sensitive Equity Fund:

We have audited the accompanying statements of assets and liabilities of the Standish, Ayer & Wood Investment Trust: Standish Massachusetts Intermediate Tax Exempt Bond Fund, Standish Intermediate Tax Exempt Bond Fund, Standish Small Cap Tax-Sensitive Equity Fund, and Standish Tax-Sensitive Equity Fund, including the schedule of portfolio investments as of September 30, 1997 and the related statements of operations, changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from November 2, 1992 (commencement of operations) to December 31, 1992, presented therein for the Standish Massachusetts Intermediate Tax Exempt Bond Fund and the Standish Intermediate Tax Exempt Bond Fund, were audited by other auditors, whose report, dated February 12, 1993, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Massachusetts Intermediate Tax Exempt Bond Fund, Standish Intermediate Tax Exempt Bond Fund, Standish Small Cap Tax-Sensitive Equity Fund, and Standish Tax-Sensitive Equity Fund as of September 30, 1997; the results of operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


Coopers & Lybrand L.L.P.
Boston, Massachusetts
November 11, 1997

                      (This page intentionally left blank)

               [STANDISH LOGO]
                              STANDISH, AYER & WOOD, INC.
                              One Financial Center
                              Boston, Massachusetts 02111-2662
                              (617) 350-6100